As filed with the Securities and Exchange Commission on May 31, 2002


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [X]


                          Pre-Effective Amendment No.                       [ ]
                                                      -----

                          Post-Effective Amendment No.  15                  [X]
                                                        ---

                                      and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]

                                Amendment No.   16                          [X]
                                                ---

                             (Check appropriate box or boxes)

                  NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                     c/o Reich & Tang Asset Management, LLC
                   600 Fifth Avenue, New York, New York 10020
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 830-5200
                                                           --------------

                                 Rosanne Holtzer
                       Reich & Tang Asset Management, LLC
                                600 Fifth Avenue
                            New York, New York 10020
                     (Name and Address of Agent for Service)

               Copy to:     Michael Rosella, Esq.
                            Paul, Hastings, Janofsky & Walker LLP
                            75 East 55th Street
                            New York, New York 10022

                            (212) 318-6800

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective:  (check appropriate box)


          [X]  immediately upon filing pursuant to paragraph (b)
          [ ]  on [date] pursuant to paragraph (b)

          [ ]  60 days after filing pursuant to paragraph (a) (1)
          [ ]  on (date) pursuant to paragraph (a) (1)
          [ ]  75 days after filing pursuant to paragraph (a)(2)
          [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------
NEW JERSEY DAILY                                          600 FIFTH AVENUE
MUNICIPAL INCOME FUND, INC.                               NEW YORK, N.Y. 10020
Class A Shares; Class B Shares                            (212) 830-5220

================================================================================
PROSPECTUS


May 31, 2002

A money market fund whose investment objectives are to seek as high a level of current income exempt from regular federal income tax and, to the extent possible, from New Jersey gross income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

  2  Risk/Return Summary: Investments, Risks              8   Management, Organization and Capital Structure
     and Performance                                      8   Shareholder Information
  5  Risk/Return Summary:  Fee Table                     18   Distribution Arrangements
  6  Investment Objectives, Principal Investment         19   Financial Highlights
     Strategies and Related Risks


I.   RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

Investment Objectives
--------------------------------------------------------------------------------

      The Fund seeks as high a level of current income exempt from regular federal income tax and, to the extent possible, from New Jersey gross income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity, and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.


Principal Investment Strategies
--------------------------------------------------------------------------------

     The Fund intends to achieve its investment objectives by investing primarily in short-term, high quality, debt obligations of:

     (i)  New Jersey, and its political subdivisions;

     (ii) Puerto Rico, Guam and other United States Territories, and their political subdivisions; and

     (iii)other states.

       These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Prospectus as Municipal Obligations.

     The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

      The Fund intends to concentrate (e.g. invest 25% or more of the Fund's assets) in New Jersey Municipal Obligations, including Participation Certificates. Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations, purchased from banks, insurance companies, or other financial institutions.

Principal Risks
--------------------------------------------------------------------------------

     o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

     o The value of the Fund's shares and the securities held by the Fund can each decline in value.

     o The amount of income the Fund generates will vary with changes in prevailing interest rates

     o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency.

     o Because the Fund intends to concentrate in New Jersey Municipal Obligations, including Participation Certificates therein, investors should also consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio.

     o Because the Fund may invest in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments entail.

     o An investment in the Fund should be made with an understanding of the risks that an investment in New Jersey Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of New Jersey issuers and/or obligators of state, municipal and public authority debt obligations to meet their payment obligations. Risk factors affecting the State of New Jersey are described in "New Jersey Risk Factors" in the Statement of Additional Information.

     o Investors should understand that the income generated by the Fund may be subject to federal alternative minimum tax.

Risk/Return Bar Chart and Table
--------------------------------------------------------------------------------

      The following bar chart and table may assist you in your decision to invest in the Fund. The bar chart shows the change in the annual total returns of the Fund's Class A shares over the last 10 calendar years. The table shows the Class A shares' average annual total return for the last one year, five year, ten year and since inception periods and the Class B return for the one year, five year and since inception periods. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future. The current 7-day yield of the Fund's classes may be obtained by calling the Fund toll-free at 1-800-221-3079.

New Jersey Daily Municipal Income Fund, Inc. - Class A Shares (1),(2), (3)


[GRAPHIC OMITTED]

CALENDAR YEAR END        % TOTAL RETURN

1992                     2.71%
1993                     1.91%
1994                     2.23%
1995                     3.09%
1996                     2.62%
1997                     2.74%
1998                     2.58%
1999                     2.33%
2000                     3.11%
2001                     1.81%



     (1) As of March 31, 2002, the Class A shares of the Fund had a year to date return of 0.14%.

     (2) The Fund's highest quarterly return for the Class A Shares was 0.83% for the quarter ended June 30, 1995; the lowest quarterly return for the Class A Shares was 0.27% for the quarter ended December 31, 2001.


     (3) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the Fund directly.




Average Annual Total Returns - for the periods ended December 31, 2001


                                                    Class A      Class B
                                                    -------      -------
 One Year                                           1.81%        2.04%
 Five Years                                         2.51%        2.73%
 Ten Years                                          2.51%        N/A
 Average Annual Total Return
 Since Inception *                                  2.71%        2.74%

----------

* The inception date for the Class A shares was October 26, 1990 and for the Class B shares was February 9, 1996.

                                    FEE TABLE

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
----------------
(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases...........            None
Wire Redemption Fee................................          $15.00*

* There is a $15.00 fee for all wire redemptions of less than $10,000.

Annual Fund Operating Expenses
------------------------------
(expenses that are deducted from Fund assets)

                                                      Class A Shares          Class B Shares
                                                      --------------          --------------


Management Fees................................            0.30%                   0.30%
Distribution and Service (12b-1) Fees..........            0.20%                   0.00%
Other Expenses.................................            0.37%                   0.35%
  Administration Fees..........................   0.21%                   0.21%
                                                           -----                   -----
Total Annual Fund Operating Expenses...........            0.87%                   0.65%


Example
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds. Assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 Year   3 Years      5 Years     10 Years



     Class A:           $89      $278        $482       $1,073
     Class B:           $66      $208        $362       $   810

II.  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives
--------------------------------------------------------------------------------

      The Fund is a tax-exempt money market fund whose investment objectives are to seek as high a level of current income exempt from regular federal income tax and, to the extent possible, from New Jersey gross income tax, consistent with preservation of capital, maintenance of liquidity and stability of principal.


      The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

Principal Investment Strategies
--------------------------------------------------------------------------------

      Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund at all times will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from both regular federal and New Jersey gross income tax. This policy is fundamental and may not be changed without shareholder approval.

      With respect to 20% of its net assets, the Fund may purchase taxable securities, including Municipal Obligations, whose interest income is subject to regular federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to short-term, fixed income securities as more fully described in "Description of the Fund and Its Investment and Risks - Taxable Securities" in the Statement of Additional Information.

      The Fund may also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund's interest in a Municipal Obligation that is held by another entity (i.e. banks, insurance companies or other financial institutions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund's interest in the underlying Municipal Obligation is proportionate to the Fund's participation interest. Ownership of the Participation Certificates causes the Fund to be treated as the owner of the underlying Municipal Obligations for federal income tax purposes.

      The Fund may invest more than 25% of its assets in Participation Certificates in Industrial Revenue Bonds and other New Jersey Municipal Obligations.


     The Fund may purchase, without limit, securities and Participation Certificates whose interest income may be subject to federal alternative minimum tax.


      To the extent suitable New Jersey Municipal Obligations and territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends derived from these investments will be designated by the Fund as derived from interest income that will be, in the opinion of bond counsel to the issuers at the date of issuance, exempt from regular federal income tax, but subject to New Jersey income tax.


      The Fund will invest primarily in New Jersey Municipal Obligations. As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment manager. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.

      With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations issued by a single issuer. The Fund shall not invest more than 5% of its total assets in Municipal Obligations issued by a single issuer unless they are of the highest quality.

      With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

     The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.

     The Fund's investment manager considers the following factors when buying and selling securities for the portfolio: (i) availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.

     In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities which are denominated in United States dollars. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities which have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.


      The Fund will only invest in either securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations or are unrated securities that have been determined by the Fund's investment manager to be of comparable quality.

      For a more detailed description of (i) the securities in which the Fund will invest, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

Risks
--------------------------------------------------------------------------------

      The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

      By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e. Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term New Jersey Municipal Obligations. The Fund may still be exposed to the credit risk of the institution providing the investment. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

      Because of the Fund's concentration in investments in New Jersey Municipal Obligations, the safety of your investment will depend substantially upon the financial strength of New Jersey and its political subdivisions.

      The primary purpose of investing in a portfolio of New Jersey Municipal Obligations is the special tax treatment accorded New Jersey resident individual investors. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the New Jersey issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New Jersey issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

      Because the Fund may concentrate in Participation Certificates that may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. These characteristics and risks include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information) that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

III. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


      The Fund's investment manager is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of April 30, 2002 the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $16 billion. The Manager has been an investment adviser since 1970 and currently is manager or subadviser of seventeen other registered investment companies, of which it acts as administrator for thirteen. The Manager also advises pension trusts, profit-sharing trusts and endowments.

      Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to .30% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services. For the fiscal year ended January 31, 2002, the Fund paid the Manager a management fee equal to .30% per annum of the Fund's average daily net assets.

      Pursuant to the Administrative Services Contract, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to ..21% per annum of the Fund's average daily net assets. For the fiscal year ended January 31, 2002, the Fund paid the Manager a fee for administrative services equal to .21% per annum of the Fund's average daily net assets.


      The Manager, at its discretion, may voluntarily waive all or a portion of the investment management and the administrative services fees. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares.

      In addition, Reich & Tang Distributors, Inc., (the "Distributor"), receives a servicing fee equal to .20% per annum of the average daily net assets of the Class A shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses which are attributable to more than one Class of Fund shares will be allocated daily to each Class based on the percentage of shares outstanding for each Class at the end of the day.

IV.   SHAREHOLDER INFORMATION

      The Fund sells and redeems its shares on a continuing basis at net asset value. It does not impose a charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. All transactions in Fund shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from Participating Organizations (see "Investments Through Participating Organizations - Purchase of Class A Shares" for a definition of Participating Organizations) and from investors directly.

Pricing of Fund Shares
--------------------------------------------------------------------------------

      The net asset value of the Fund's shares is determined as of 12 noon, Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except days on which the New York Stock Exchange is closed for trading (i.e. national holidays). However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The Fund's net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

      The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.


      Shares are issued as of the first determination of the Fund's net asset value per share made after acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Fund shares begin accruing income on the day the shares are issued to an investor. The Fund reserves the right to reject any purchase order for its shares. Certificates for Fund shares will not be issued to investors.


Purchase of Fund Shares
--------------------------------------------------------------------------------

      The Fund does not accept a purchase order until an investor's payment has been converted into Federal Funds and is received by the Fund's transfer agent. Orders accompanied by Federal Funds and received after 12 noon, Eastern time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day.

      Investors may, if they wish, invest in the Fund through Participating Organizations with which they have accounts. All other investors, and investors who have accounts with Participating Organizations but do not wish to invest in the Fund through them, may invest in the Fund directly as Class B shareholders. Class B shareholders generally do not receive the benefit of the servicing functions performed by a Participating Organization. Class B shares may also be offered to investors who purchase their shares through Participating Organizations who, because they may not be legally permitted to receive such as fiduciaries, do not receive compensation from the Distributor or the Manager.

      The minimum initial investment in the Fund for both Classes of shares is
(i) $1,000 for purchases through Participating Organizations - this may be satisfied by initial investments aggregating $1,000 by a Participating Organization on behalf of their customers whose initial investments are less than $1,000, (ii) $1,000 for securities brokers, financial institutions and other industry professionals that are not Participating Organizations, and (iii) $5,000 for all other investors. Initial investments may be made in any amount in excess of the applicable minimums. The minimum amount for subsequent investments is $100 unless the investor is a client of a Participating Organization whose clients have made aggregate subsequent investments of $100.

      Each shareholder, except certain Participant Investors, will receive a personalized monthly statement from the Fund listing (i) the total number of Fund shares owned as of the statement closing date, (ii) purchases and redemptions of Fund shares, and (iii) the dividends paid on Fund shares (including dividends paid in cash or reinvested in additional Fund shares).

Investments Through Participating
Organizations - Purchase of Class A Shares
--------------------------------------------------------------------------------

      Investors purchasing shares through a "Participating Organization" become Class A shareholders and are referred to as "Participant Investors". Participating Organizations are securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. When instructed by a Participant Investor to purchase or redeem Fund shares, the Participating Organization, on behalf of the Participant Investor, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

      Participating Organizations may confirm to Participant Investors each purchase and redemption of Fund shares for their accounts. Also, Participating Organizations may send periodic account statements to the Participant Investors showing (i) the total number of Fund shares owned as of the statement closing date, (ii) purchases and redemptions of Fund shares during the period covered by the statement, and (iii) the income earned by Fund shares during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.

      Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly, may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than the net yield that could be achieved by investing in the Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.


      In the case of qualified Participating Organizations, orders received by the Fund's transfer agent before 12 noon, Eastern time, on a Fund Business Day, without accompanying Federal Funds will result in the issuance of shares on that day only if the Federal Funds required in connection with the orders are received by the Fund's transfer agent before 4:00 p.m., Eastern time, on that day. Orders for which Federal Funds are received after 4:00 p.m., Eastern time, will result in share issuance on the following Fund Business Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.


Initial Direct Purchases of Class B Shares
--------------------------------------------------------------------------------

      Investors who wish to invest in the Fund directly may obtain a current Prospectus and the subscription order form necessary to open an account by telephoning the Fund at the following numbers:

    Within New York                   212-830-5220
    Outside New York (TOLL FREE)      800-221-3079

Mail
----

     Investors may send a check made payable to "New Jersey Daily Municipal Income Fund, Inc." along with a completed subscription order form to:


    New Jersey Daily Municipal Income Fund, Inc.
    Reich & Tang Funds
    600 Fifth Avenue-8th Floor
    New York, New York 10020

     Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System will normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. An investor's purchase order will not be accepted until the Fund receives Federal Funds. If your check is returned unpaid due to insufficient funds, your order will be cancelled and your account charged a $20 fee for each returned check.

Bank Wire
---------

      To purchase shares of the Fund using the wire system for transmittal of money among banks, investors should first obtain a new account number by telephoning the Fund at 212-830-5220 (within New York) or at 800-221-3079 (outside New York) and then instruct a member commercial bank to wire money immediately to:

      The Bank of New York
      ABA # 021000018
      Reich & Tang Funds
      DDA # 8900403527
      For New Jersey Daily Municipal
         Income Fund, Inc.
      Account of (Investor's Name)
                 -----------------------------------
      Fund Account #
                     -------------------------------
      SS#/Tax ID#
                 -----------------------------------

     The investor should then promptly complete and mail the subscription order form.

      There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors for its receipt of wire transfers. Wired payments received prior to 12 noon, Eastern time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

Personal Delivery
-----------------

     Deliver a check made payable to "New Jersey Daily Municipal Income Fund, Inc." along with a completed subscription order form to:


      Reich & Tang Mutual Funds
      600 Fifth Avenue  -  8th Floor
      New York, New York 10020

Electronic Funds Transfers (EFT), Pre-authorized Credit and Direct Deposit Privilege
--------------------------------------------------------------------------------

      You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, including federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, you must file either a completed EFT Application, Pre-authorized Credit Application, or a Direct Deposit Sign-Up Form. The appropriate form may be obtained from your broker or the Fund. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Death or legal incapacity will automatically terminate your participation in these programs. Further, the Fund may terminate your participation upon 30 days' notice to you.

Subsequent Purchases of Shares
--------------------------------------------------------------------------------

     Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:


     New Jersey Daily Municipal Income Fund, Inc.
     Mutual Funds Group
     P.O. Box 13232
     Newark, New Jersey 07101-3232


     There is a $100 minimum for subsequent purchases of shares. All payments should clearly indicate the shareholder's account number.


     A shareholder may reopen an account without filling out a new subscription order form at any time during the year in which the shareholder's account is closed or during the following calendar year, provided that the information on the subscription form on file with the Fund is still applicable.


Redemption of Shares
--------------------------------------------------------------------------------

      A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share upon receipt by the Fund's transfer agent of the redemption order (and any supporting documentation that it may require). Normally, payment for redeemed shares is made on the same Fund Business Day after the redemption is effected, provided the redemption request is received prior to 12 noon, Eastern time. However, redemption payments will not be paid out unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which can take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

      A shareholder's original subscription order form permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original subscription order form by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

      When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve system or a member firm of a national securities exchange, pursuant to the transfer agent's standards and procedures.

Written Requests
----------------

     Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

    New Jersey Daily Municipal Income Fund, Inc.
    c/o Reich & Tang Funds
    600 Fifth Avenue-8th Floor
    New York, New York 10020

     All written requests for redemption must be signed by the shareholder, in each case with signature guaranteed.

     Normally the redemption proceeds are paid by check and mailed to the shareholder of record.

Checks
------

      By making the appropriate election on their subscription order forms, shareholders may request a supply of checks that may be used to effect redemptions from the Class of shares in which they invest. The checks, which will be issued in the shareholder's name, are drawn on a special account with the Fund's agent bank. Checks may be drawn in any amount of $250 or more. When a check is presented to the Fund's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Fund shares purchased by check may not be redeemed by check until the check has cleared, which can take up to 15 days following the date of purchase.

      Shareholders are not charged for checks provided by the Fund. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future, if the Board of Directors determines that doing so is in the best interests of the Fund and its shareholders.


      Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. Shareholders will be charged a $16 fee for any stop payment requests, a $15 fee if the Fund is requested to deliver a supply of checks overnight and a $4 fee for each copy of a check requested. In addition, the Fund reserves the right to charge the shareholder's account a fee of up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check and/or a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.


      Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, the Fund will provide the shareholder with a supply of checks.

Telephone
---------

      The Fund accepts telephone redemption requests from shareholders who elect this option on their subscription order form. The proceeds of a telephone redemption may be sent to shareholders at their addresses or, if in excess of $1,000, to their bank accounts, both as set forth in the subscription order form or in a subsequent written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service. Thus, such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.

      A shareholder making a telephone withdrawal should call the Fund at 212-830-5220 (outside New York at 800-221-3079) and state: (i) the name of the shareholder appearing on the Fund's records, (ii) the shareholder's account number, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address, and (v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, provided the redemption request is received before 12 noon, Eastern time. Proceeds are sent the next Fund Business Day if the redemption request is received after 12 noon, Eastern time. The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.

Generally
---------

      There is no redemption charge, although there may be a fee charged on certain wire redemption requests, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. If a shareholder elects to redeem all of his shares, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.


      The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the Securities and Exchange Commission (the "SEC") determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.


      The Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts. For Participant Investor accounts, notice of a proposed mandatory redemption will be made to the appropriate Participating Organization only. The Participating Organization will be responsible for notifying Participant Investors of a proposed mandatory redemption. Shareholders may avoid mandatory redemption by purchasing sufficient additional shares to increase their total net asset value to the minimum amount during the notice period.

Specified Amount Automatic
Withdrawal Plan
--------------------------------------------------------------------------------

      Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly or quarterly basis. The monthly or quarterly withdrawal payments of the specified amount are made by the Fund on the 23rd day of the month. Whenever such 23rd day of a month is not a Fund Business Day, the payment date is the Fund Business Day preceding the 23rd day of the month. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that these redemptions exceed the number of shares purchased through reinvestment of dividends and distributions, the total number of shares owned by a shareholder will be reduced, and may ultimately liquidate a shareholder's investment.

      An election to receive automatic withdrawal payments may be made on the original subscription order form. The election may also be made, changed or terminated at any later time by sending a signature guaranteed written request to the transfer agent. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder. However, the Fund does not expect that there will be any realized capital gains.

Dividends and Distributions
--------------------------------------------------------------------------------

      The Fund declares dividends equal to all its net investment income (excluding long-term net capital gains, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

      Net realized capital gains (the excess of net long-term capital gains over net short-term capital gains), if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.

      All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash.

      Because Class A shares bear a service fee under the Fund's 12b-1 Plan, the net income of and the dividends payable to the Class A shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the service fees payable under the Plan, will be determined in the same manner and paid in the same amounts.

Exchange Privilege
--------------------------------------------------------------------------------

      Shareholders of the Fund are entitled to exchange some or all of their Class of shares in the Fund for shares of the same Class of certain other investment companies that retain Reich & Tang Asset Management, LLC as investment manager and that participate in the exchange privilege program with the Fund. If only one Class of shares is available in a particular exchange fund, the shareholders of the Fund are entitled to exchange their shares for the shares available in that exchange fund. Currently the exchange privilege program has been established between the Fund and California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Georgia Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., and Short Term Income Fund, Inc. In the future, the exchange privilege program may be extended to other investment companies that retain Reich & Tang Asset Management, LLC as investment adviser or manager.

      There is no charge for the exchange privilege or limitation as to frequency of exchange. The minimum amount for an exchange is $1,000. However, shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made. Each Class of shares is exchanged at its respective net asset value.

      The exchange privilege provides shareholders of the Fund with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Shares of the same Class may be exchanged only between investment company accounts registered in identical names. Before making an exchange, an investor should review the current prospectus of the investment company into which the exchange is to be made. An exchange is a taxable event.

     Instructions for exchanges may be made by sending a signature guaranteed written request to:

    New Jersey Daily Municipal Income Fund, Inc.
    c/o Reich & Tang Funds
    600 Fifth Avenue-8th Floor
    New York, New York 10020


or, for shareholders who have elected that option, by telephoning the Fund at 212-830-5220 (within New York) or 800-221-3079 (outside New York). The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.

Tax Consequences
--------------------------------------------------------------------------------

Federal Income Taxes
--------------------

      Dividends paid by the Fund that are designated by the Fund and derived from Municipal Obligations and Participation Certificates, will be exempt from regular federal income tax, provided the Fund complies with the requirements of the Internal Revenue Code (the "Code") regarding the qualification of the Fund to pay exempt-interest dividends, but may be subject to federal alternative minimum tax.

      The Fund may invest a portion of its assets in taxable securities the interest income on which is subject to federal, state and local income tax or that otherwise generate income that is not exempt from federal or state income tax; therefore, shareholders may receive some taxable income with respect to their shares in the Fund. Income exempt from federal income tax may nevertheless be subject to state and local income tax.

      Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund.

      The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income within the meaning of the Code. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.

      The sale, exchange or redemption of shares will generally be the taxable disposition of an asset that may result in taxable gain or loss for the shareholder if the shareholder receives more or less than his or her tax basis in the shares, which generally is the amount he or she paid for the shares, including adjustments for taxable dividends received in the form of additional shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.

      For shareholders that are Social Security recipients, interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to shareholders' adjusted gross income to determine the amount of Social Security benefits includible in their gross income.

      Interest on certain personal private activity bonds will constitute an item of tax preference subject to the individual alternative minimum tax. Corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceeds their alternative minimum taxable income (determined without this tax item). In certain cases Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.

      With respect to variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations.

      The United States Supreme Court has held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

New Jersey Income Taxes
-----------------------

      The following is based upon the advice of Sills Cummis Radin Tischman Epstein & Gross, P.A., special tax counsel to the Fund. The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority.

      The Fund intends to be a "qualified investment fund" within the meaning of the New Jersey gross income tax. The primary criteria for constituting a "qualified investment fund" are that (i) such fund is an investment company registered with the SEC which, for the calendar year in which the distribution is paid, has no investments other than interest bearing obligations, obligations issued at a discount, cash and cash items, including receivables and financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto and (ii) at the close of each quarter of the taxable year, such fund has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Code, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Obligations and certain other specified securities. Additionally, a qualified investment fund must comply with certain continuing reporting requirements. In the opinion of Sills Cummis Radin Tischman Epstein & Gross, P.A., (i) assuming that the Fund constitutes a qualified investment fund and that the Fund complies with the reporting obligations under New Jersey law with respect to qualified investment funds, (a) distributions paid by the Fund to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to income received as interest on or gain from New Jersey Municipal Obligations and (b) gain from the sale of shares in the Fund by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax and (ii) distributions paid by the Fund to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to interest earned on federal obligations.

      Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities.

      Although the Fund intends to maintain a $1.00 per share net asset value, the redemption of shares may result in the investor's receipt of more or less than he paid for his shares and, thus, in a taxable gain or loss to the investor. An exchange pursuant to the exchange privilege is treated for federal income tax purposes as a sale on which a shareholder may realize a taxable gain or loss. However, if the Fund is a New Jersey qualified investment fund, any such gains received by a New Jersey resident individual shareholder should not be subject to the New Jersey gross income tax.

V.   DISTRIBUTION ARRANGEMENTS

Rule 12b-1 Fees
--------------------------------------------------------------------------------

     Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays shareholder servicing fees in connection with the distribution of shares and for services provided to the Class A shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A shares of the Fund).

      Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares. For nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor solicits orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

      Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the Class A shares, a service fee equal to .20% per annum of the average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Class A shares of the Fund. The Class B shareholders generally will not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.


      The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to Class A shares or the Participating Organization agreement, as the may be, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

      The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay cost of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Class A shares of the Fund, (ii) to compensate Participating Organizations for providing assistance in distributing the Class A shares of the Fund, and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholding Servicing Fee (with respect to Class A shares) and past profits, for the purposes enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract or Administrative Services Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.

VI.  FINANCIAL HIGHLIGHTS


This financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or since inception, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, for the fiscal years ended January 31, 2002, October 31, 2001, 2000 and 1999, and by other auditors for the fiscal years prior to October 31, 1999. The report of PricewaterhouseCoopers LLP, along with the Fund's financial statements, is included in the annual report, which is available upon request.


                                                                                            Year ended
Class A shares                                    Three months                              October 31,
--------------                                       ended        -----------------------------------------------------------
                                                January 31, 2002    2001          2000         1999         1998       1997
                                                ----------------  --------      --------     --------     --------   --------
Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value, beginning of period............  $ 1.00          $ 1.00        $ 1.00       $ 1.00       $ 1.00     $ 1.00
                                                  ---------       --------      --------     --------     --------   --------
Income from investment operations:
    Net investment income.......................    0.002           0.022         0.030        0.023        0.026      0.027
Less distributions:
    Dividends from net investment income........  ( 0.002  )      ( 0.022 )     ( 0.030 )    ( 0.023 )    ( 0.026 )  ( 0.027 )
                                                   --------        -------       -------      -------      -------    -------
Net asset value, end of period..................  $ 1.00          $ 1.00        $ 1.00       $ 1.00       $ 1.00     $ 1.00
                                                  =========       ========      ========     ========     ========   ========
Total Return....................................    0.21%  (b)      2.21%         3.00%        2.30%        2.65%      2.70%
Ratios/Supplemental Data
Net assets, end of period (000).................  $106,056        $121,956      $ 93,848     $146,824     $166,234   $217,529
Ratios to average net assets:
    Expenses (a)................................    0.87% (c)       0.88%         0.89%        0.86%        0.84%      0.86%
    Net investment income.......................    0.82% (c)       2.13%         2.96%        2.27%        2.60%      2.66%
    Expenses paid indirectly ...................    0.00% (c)       0.01%         0.00%        0.00%        0.00%      0.00%

(a) Includes expenses paid indirectly
(b) Not annualized
(c) Annualized



                                                                                            Year ended
Class B shares                                    Three months                              October 31,
--------------                                       ended        -----------------------------------------------------------
                                                January 31, 2002    2001          2000         1999         1998       1997
                                                ----------------  --------      --------     --------     --------   --------
Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value, beginning of period............  $ 1.00          $ 1.00        $ 1.00       $ 1.00       $ 1.00     $  1.00
                                                  ---------       --------      --------     --------     --------   --------
Income from investment operations:
    Net investment income.......................    0.003           0.024         0.032        0.025        0.028       0.029
Less distributions:
    Dividends from net investment income........  ( 0.003 )       ( 0.024 )     ( 0.032 )    ( 0.025 )    ( 0.028 )  (  0.029 )
                                                   -------         -------       -------      -------      -------    --------
Net asset value, end of period..................  $ 1.00          $ 1.00        $ 1.00       $ 1.00       $ 1.00     $  1.00
                                                  ========        ========      ========     ========     ========   =========
Total Return....................................    0.26% (b)       2.44%         3.22%        2.51%        2.86%       2.91%
Ratios/Supplemental Data
Net assets, end of period (000).................  $ 12,920        $ 16,019      $ 12,418     $  6,770     $  2,278   $     315
Ratios to average net assets:
    Expenses (a)................................    0.65% (c)       0.66%         0.67%        0.67%        0.63%       0.65%
    Net investment income.......................    1.05% (c)       2.41%         3.23%        2.48%        2.76%       2.88%
    Expenses paid indirectly ...................    0.00% (c)       0.01%         0.00%        0.00%        0.00%       0.00%


(a) Includes expenses paid indirectly
(b) Not annualized
(c) Annualized



--------------------------------------------------------------------------------

     A Statement of Additional
Information (SAI) dated May 31, 2002,
includes additional information about
the Fund and its investments and is
incorporated by reference into this
Prospectus. Further information about
Fund investments is available in the
Annual and Semi-Annual shareholder                            NEW JERSEY
reports. You may obtain the SAI, the                          DAILY
Annual and Semi-Annual reports and                            MUNICIPAL
materials incorporated by referenced                          INCOME
without charge by calling the Fund at                         FUND, INC.
1-800-221-3079. To request other
information, please call your financial
intermediary or the Fund.


=========================================
                                                             PROSPECTUS

                                                             May 31, 2002


=========================================

     A current SAI has been filed with
the Securities and Exchange Commission.
You may visit the EDGAR database on the
Securities and Exchange Commission's
Internet website (http://www.sec.gov) to view the SAI, material incorporated by reference and other information. Copies of the information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov. These materials can also be reviewed and copied at the Commission's Public Reference Room in
Washington D.C. Information on the
operation of the Public Reference Room
may be obtained by calling the
Commission at 1-202-942-8090. In
addition, copies of these materials may
be obtained, upon payment of a
duplicating fee, by writing the Public
Reference Section of the Commission,
Washington, D.C. 20549-0102.

811-6152

     Reich & Tang Distributors, Inc.
            600 Fifth Avenue
           New York, NY 10020
             (212) 830-5220

NJ5/02P

================================================================================

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]
================================================================================

                                 JPMorgan Funds
                                   PROSPECTUS


                CONNECTICUT DAILY TAX FREE INCOME FUND, INC. AND

                 NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.


                       J.P. Morgan Select Class of Shares
             Distributed through J.P. Morgan Fund Distributors, Inc.


May 31, 2002


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


2  Risk/Return Summary: Investments, Risks    16   Management, Organization and
   and Performance                                 Capital Structure
5  Risk/Return Summary:  Fee Table            17   Shareholder Information
6  Investment Objectives, Principal           28   Distribution Arrangements
   Investment Strategies and Related Risks    31   Financial Highlights

I.RISK/RETURN SUMMARY:
  INVESTMENTS, RISKS AND PERFORMANCE
--------------------------------------


CONNECTICUT DAILY TAX FREE INCOME FUND, INC.

Investment Objectives

The Fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity, and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

Principal Investment Strategies

The Fund intends to achieve its investment objectives by investing primarily in short-term, high quality, debt obligations of:

(i)      Connecticut, and its political subdivisions;

(ii) Puerto Rico, Guam and other United States Territories, and their political subdivisions; and

(iii)    other states.

These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Prospectus as Municipal Obligations.

The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

The Fund intends to concentrate (e.g. invest 25% or more of the Fund's assets) in Connecticut Municipal Obligations, including Participation Certificates therein. Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations and are purchased from banks, insurance companies, or other financial institutions.

Principal Risks

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.

o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency.

o Because the Fund intends to concentrate in Connecticut Municipal Obligations, investors should also consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio.

o Because the Fund may invest in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments may entail.

o An investment in the Fund should be made with an understanding of the risks that an investment in Connecticut Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of Connecticut issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations. Risk factors affecting the State of Connecticut are described in "Connecticut Risk Factors" in the Statement of Additional Information.

o Because the Fund reserves the right to invest up to 20% of its net assets in taxable securities, investors should understand that some of the income generated by the Fund may be subject to regular federal, state and local income tax and federal alternative minimum tax.


Risk/Return Bar Chart and Table

The following bar chart and table may assist you in your decision to invest in the Fund. The bar chart shows the annual total return of the Fund's J.P. Morgan Select shares for the last two calendar years. The table shows the J.P. Morgan Select shares' average annual total return for the one year and since inception periods. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future. The Fund's current 7-day yield may be obtained by calling the Fund toll-free at 1-800-221-3079.

        Connecticut Daily Tax Free Income Fund, Inc. - Class A (1)(2)(3)

                               [GRAPHIC OMITTED]

Calendar Year End   % Total Return
-----------------   ---------------
2000                3.04%
2001                1.87%




(1) As of March 31, 2002, the J.P. Morgan Select shares of Connecticut Daily Tax Free Income Fund, Inc. had a year to date return of 0.16%.

(2) The Fund's highest quarterly return for the J.P. Morgan Select shares of Connecticut Daily Tax Free Income Fund, Inc. was 0.81% for the quarter ended December 31, 2000; the lowest quarterly return for the J.P. Morgan Select shares of Connecticut Daily Tax Free Income Fund, Inc. was 0.26% for the quarter ended December 31, 2001.

(3) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the Fund directly.


Average Annual Total Returns -
         For the periods ended December 31, 2001

                                                J.P. Morgan Select Shares of
                                                 Connecticut Daily Tax Free
                                                     Income Fund, Inc

     One Year                                              1.87%
     Since Inception*                                      2.45%

* The inception date for the J.P. Morgan Select shares was July 30, 1999.

                                      FEE TABLE

--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold J.P. Morgan Select shares of Connecticut Daily Tax Free Income Fund, Inc.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                                           .30%
Distribution and Service (12b-1) Fees                                     .20%
Other Expenses                                                            .36%
        Administration Fees                                          .21%
Total Annual Fund Operating Expenses                                      .86%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.

Assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 Year       3 Years      5 Years      10 Years

J.P. Morgan Select Shares        $88          $274        $477         $1,061

NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.


Investment Objectives


The Fund seeks as high a level of current income exempt from regular federal income tax and, to the extent possible, New Jersey gross income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity, and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.


Principal Investment Strategies

The Fund intends to achieve its investment objectives by investing primarily in short-term, high quality, debt obligations of:

(i)      New Jersey, and its political subdivisions;

(ii) Puerto Rico, Guam and other United States Territories, and their political subdivisions; and

(iii)    other states.

These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Prospectus as Municipal Obligations.

The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

The Fund intends to concentrate (e.g. invest 25% or more of the Fund's assets) in New Jersey Municipal Obligations, including Participation Certificates therein. Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations purchased from banks, insurance companies, or other financial institutions.

Principal Risks

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.


o The amount of income the Fund generates will vary with changes in prevailing interest rates.


o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency.

o Because the Fund intends to concentrate in New Jersey Municipal Obligations, investors should also consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio.

o Because the Fund may invest in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments may entail.


o An investment in the Fund should be made with an understanding of the risks that an investment in New Jersey Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of New Jersey issuers and/or obligators of state, municipal and public authority debt obligations to meet their payment obligations. Risk factors affecting the State of New Jersey are described in "New Jersey Risk Factors" in the Statement of Additional Information.

o Investors should understand that the income generated by the Fund may be subject to federal alternative minimum tax.


Risk/Return Bar Chart and Table

The following bar chart and table may assist you in your decision to invest in the Fund. The bar chart shows the change in the annual total returns of the Fund's J.P. Morgan Select shares over the last two calendar years. The table shows the J.P. Morgan Select shares' average annual total return for the one year and since inception periods. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future. The Fund's current 7-day yield may be obtained by calling the Fund toll-free at 1-800-221-3079.

        New Jersey Daily Municipal Income Fund, Inc. - Class A (1)(2)(3)

                               [GRAPHIC OMITTED]

Calendar Year End   % Total Return
-----------------   ---------------
2000                3.11%
2001                1.81%



(1) As of March 31, 2002, the JPMorgan Select shares of New Jersey Daily Municipal Income Fund, Inc. has a year to date return of 0.14%.

(2) The Fund's highest quarterly return for the J.P. Morgan Select shares of New Jersey Daily Municipal Income Fund, Inc. was 0.81% for the quarter ended December 31, 2000; the lowest quarterly return for the J.P. Morgan Select shares of New Jersey Daily Municipal Income Fund, Inc. was 0.27% for the quarter ended December 31, 2001.


(3) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the Fund directly.

Average Annual Total Returns
      for the periods ended December 31, 2001


                                            J.P. Morgan Select Shares of
                                    New Jersey Daily Municipal Income Fund, Inc.

One Year                                                  1.81%
Since Inception*                                          2.45%


* The inception date for the J.P. Morgan Select shares was July 9, 1999.

                                    FEE TABLE
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold J.P. Morgan Select shares of New Jersey Daily Municipal Income Fund, Inc..


Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                                  0.30%
Distribution and Service (12b-1) Fees                            0.20%

Other Expenses                                                   0.37%

Administration Fees                                      0.21%
                                                                 ------

Total Annual Fund Operating Expenses                             0.87%


Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.


Assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                      1 Year    3 Years    5 Years    10 Years
                                      ------    -------    -------    --------

J.P. Morgan Select Shares              $89       $278       $482      $1,073

II.  INVESTMENT OBJECTIVES,
     PRINCIPAL INVESTMENT
     STRATEGIES AND RELATED RISKS
--------------------------------------

CONNECTICUT DAILY TAX FREE INCOME FUND, INC.

Investment Objectives

The Fund is a tax-exempt money market fund that seeks as high a level of current income exempt from federal income tax and to the extent possible, from Connecticut personal income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal.

The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

Principal Investment Strategies

Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund at all times will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from both federal and Connecticut gross income tax. This policy is fundamental and may not be changed without shareholder approval.

With respect to 20% of its net assets, the Fund may purchase taxable securities, including Municipal Obligations, whose interest income is subject to federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to short-term, fixed income securities as more fully described in "Description of the Fund and Its Investment and Risks - Taxable Securities" in the Statement of Additional Information.

Included in the same 20% of net assets in taxable securities, the Fund may also purchase Municipal Obligations whose interest income may be subject to the federal alternative minimum tax.

The Fund may also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund's interest in a Municipal Obligation that is held by another entity (i.e. banks, insurance companies or other financial institutions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund's interest in the underlying Municipal Obligation is proportionate to the Fund's participation interest. Ownership of the Participation Certificates causes the Fund to be treated as the owner of the underlying Municipal Obligations for federal income tax purposes.

The Fund may invest more than 25% of its assets in Participation Certificates, in Industrial Revenue Bonds and other Connecticut Municipal Obligations.

To the extent suitable Connecticut Municipal Obligations and territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends derived from these investments will be designated by the Fund as derived from interest income that will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from federal income tax, but will be subject to Connecticut income tax.

The Fund will invest primarily in Connecticut Municipal Obligations. As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment manager. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.

With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations issued by a single issuer. The Fund shall not invest more than 5% of its total assets in Municipal Obligations issued by a single issuer unless the Municipal Obligations are of the highest quality.

With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.

The Fund's investment manager considers the following factors when buying and selling securities for the portfolio: (i) availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.

In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities which are denominated in United States dollars. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities which have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.

The Fund will only invest in either securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities but that have been determined by the Fund's investment manager to be of comparable quality.

For a more detailed description of (i) the securities in which the Fund will invest, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

Risks

The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e. Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term Connecticut Municipal Obligations. The Fund may still be exposed to the credit risk of the institution providing the investment. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

Because of the Fund's concentration in investments in Connecticut Municipal Obligations, the safety of an investment in the Fund will depend substantially upon the financial strength of Connecticut and its political subdivisions.

The primary purpose of investing in a portfolio of Connecticut Municipal Obligations is the special tax treatment accorded Connecticut resident individual investors. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the Connecticut issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of Connecticut issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Because the Fund may concentrate in Participation Certificates that may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. These characteristics and risks include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information). These factors may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.

Investment Objectives


The Fund is a tax-exempt money market fund that seeks as high a level of current income exempt from regular federal income tax and, to the extent possible, from New Jersey gross income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal.


The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

Principal Investment Strategies


Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund at all times will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from both regular federal and New Jersey gross income tax. This policy is fundamental and may not be changed without shareholder approval.

With respect to 20% of its net assets, the Fund may purchase taxable securities, including Municipal Obligations, whose interest income is subject to regular federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to short-term, fixed income securities as more fully described in "Description of the Fund and Its Investment and Risks - Taxable Securities" in the Statement of Additional Information.

The Fund may also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund's interest in a Municipal Obligation that is held by another entity (i.e. banks, insurance companies or other financial institutions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund's interest in the underlying Municipal Obligation is proportionate to the Fund's participation interest. Ownership of the Participation Certificates causes the Fund to be treated as the owner of the underlying Municipal Obligations for federal income tax purposes.

The Fund may invest more than 25% of its assets in Participation Certificates, in Industrial Revenue Bonds, in New Jersey Municipal Obligations and other New Jersey Municipal Obligations.


The Fund may purchase, without limit, securities and Participation Certificates whose interest income may be subject to federal alternative minimum tax.


To the extent suitable New Jersey Municipal Obligations and territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends derived from these investments will be designated by the Fund as derived from interest income that will be, in the opinion of bond counsel to the issuers at the date of issuance, exempt from regular federal income tax, but subject to New Jersey income tax.


The Fund will invest primarily in New Jersey Municipal Obligations. As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment manager. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.

With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations issued by a single issuer. The Fund shall not invest more than 5% of its total assets in Municipal Obligations issued by a single issuer unless they are of the highest quality.

With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.

The Fund's investment manager considers the following factors when buying and selling securities for the portfolio: (i) availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.

In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities which are denominated in United States dollars. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities which have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.

The Fund will only invest in securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations or are unrated securities that have been determined by the Fund's investment manager to be of comparable quality.

For a more detailed description of (i) the securities in which the Fund will invest, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

Risks

The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e. Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term New Jersey Municipal Obligations. The Fund may still be exposed to the credit risk of the institution providing the investment. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

Because of the Fund's concentration in investments in New Jersey Municipal Obligations, the safety of your investment will depend substantially upon the financial strength of New Jersey and its political subdivisions.

The primary purpose of investing in a portfolio of New Jersey Municipal Obligations is the special tax treatment accorded New Jersey resident individual investors. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the New Jersey issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New Jersey issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Because the Fund may concentrate in Participation Certificates that may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. These characteristics and risks include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information). These factors may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

III. MANAGEMENT,
     ORGANIZATION AND
     CAPITAL STRUCTURE
-------------------------------------


For Connecticut Daily Tax Free Income Fund, Inc. and New Jersey Daily Municipal Income Fund, Inc. (Collectively the "Funds" and individually a "Fund")

The Funds' investment manager is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of April 30, 2002, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $16 billion. The Manager has been an investment adviser since 1970 and currently is manager or subadviser of sixteen other registered investment companies, of which it acts as administrator for thirteen. The Manager also advises pension trusts, profit-sharing trusts and endowments.

Pursuant to the Investment Management Contract for each Fund, the Manager manages each Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of each Fund. Pursuant to the Investment Management Contracts, the Funds pay the Manager a fee equal to .30% per annum of each Fund's average daily net assets for managing each Fund's investment portfolio and performing related services. For the fiscal year ended January 31, 2002, each Fund paid the Manager a management fee equal to .30% per annum of that Fund's average daily net assets.

Pursuant to the Administrative Services Contract for each Fund, the Manager performs clerical, accounting supervision and office service functions for each Fund. The Manager provides the Funds with the personnel to perform all other clerical and accounting type functions not performed by the Manager. For its services under the Administrative Services Contracts, the Funds pays the Manager a fee equal to .21% per annum of each Fund's average daily net assets. For the fiscal year ended January 31, 2002, each Fund paid the Manager a fee for administrative services equal to .21% per annum of that Fund's average daily net assets.

The Manager, at its discretion, may voluntarily waive all or a portion of the investment management and administrative services fees. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of the Funds' shares.

In addition, Reich & Tang Distributors, Inc., (the "Distributor"), receives a servicing fee equal to .20% per annum of the average daily net assets of the J.P. Morgan Select shares of each Fund under the Shareholder Servicing Agreements. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to more than one Class of shares of each Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.

IV.  SHAREHOLDER
     INFORMATION
-------------------------------------

Each Fund sells and redeems its shares on a continuing basis at its net asset value and does not impose a charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. All transactions in J.P. Morgan Select shares are effected through DST Systems, Inc. the Funds' transfer agent for these shares, who accepts orders for purchases and redemptions from Participating Organizations (see "Investments Through Participating Organizations - Purchase of J.P. Morgan Select Shares" for a definition of Participating Organizations), JPMorgan Fund Distributors, Inc. ("JPM") and dealers with whom JPM has entered into agreements for this purpose. JPM is a subsidiary of BISYS Group, Inc.


Pricing of Fund Shares


The net asset value of each Fund's shares is determined as of 12 noon, Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except days on which the New York Stock Exchange is closed for trading (i.e. national holidays). However, on certain days that the New York Stock Exchange is closed, each Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. Each Fund's net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding for that Fund. The Funds intend to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

The Funds' portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of a Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors for that Fund will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.


Shares are issued as of the first determination of a Fund's net asset value per share made after acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, each Fund normally has its assets as fully invested as is practicable. Many securities in which the Funds invest require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank

(commonly known as "Federal Funds"). Fund shares begin accruing income on the day the shares are issued to an investor. Each Fund reserves the right to reject any purchase order for its shares. Certificates for Fund shares will not be issued to investors.


Purchase of Fund Shares


The Funds do not accept a purchase order until an investor's payment has been converted into Federal Funds and is received by the Funds' transfer agent. Orders accompanied by Federal Funds and received after 12 noon, Eastern time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day.

Only J.P. Morgan Select shares are offered through this Prospectus. Investors may invest in J.P. Morgan Select shares through JPM or through dealers with whom JPM has entered into agreements for this purpose as described herein. In addition, those who have accounts with Participating Organizations may invest in the J.P. Morgan Select shares through their Participating Organizations in accordance with the procedures established by the Participating Organizations. Participating Organizations are securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Funds. Certain Participating Organizations are compensated by the Distributor from its shareholder servicing fee and by the Manager from its management fee and/or administrative services fee for the performance of these services. The minimum initial investment in the J.P. Morgan Select shares is $2,500. Initial investments may be made in any amount in excess of the applicable minimums. The minimum amount for subsequent investments is $100.


Investments Through Participating Organizations - Purchase of J.P. Morgan Select Shares


Investors may, if they wish, invest in the Funds through the Participating Organizations with which they have accounts and are referred to as Participant Investors. When instructed by a Participant Investor to purchase or redeem Fund shares, the Participating Organization, on behalf of a Participant Investor, transmits to the Funds' transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

Participating Organizations may confirm to Participant Investors each purchase and redemption of Fund shares. Also, Participating Organizations may send periodic account statements to the Participant Investors showing (i) the total number of Fund shares owned as of the statement closing date, (ii) purchases and redemptions of Fund shares during the period covered by the statement, and (iii) the income earned by Fund shares during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them directly from the Fund in which they invest.

Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Funds directly, may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Funds directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than the net yield that could be achieved by investing in the Funds directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

In the case of qualified Participating Organizations, orders received by the Funds' transfer agent before 12 noon, Eastern time, on a Fund Business Day, without accompanying Federal Funds will result in the issuance of shares on that day only if the Federal Funds required in connection with the orders are received by the Funds' transfer agent before 4:00 p.m., Eastern time, on that day. Orders for which Federal Funds are received after 4:00 p.m., Eastern time, will result in share issuance on the following Fund Business Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

Initial Purchase of J.P. Morgan Select Shares

Investors may obtain a current prospectus and the order form necessary to open an account by telephoning the JPMorgan Funds Service Center at 1-800-348-4782.

Mail.   To purchase J.P. Morgan Select shares of either Fund send a check made payable to "J.P. Morgan Select Shares of Connecticut Daily Tax Free Income Fund, Inc." or to "J.P. Morgan Select Shares of New Jersey Daily Municipal Income Fund, Inc." along with a completed subscription order form to:

Connecticut Daily Tax Free
Income Fund, Inc. or New Jersey Daily Municipal Income Fund, Inc.
P.O. Box  219392
Kansas City, Missouri 64121-9392


Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member bank of the Federal Reserve System can normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds and to be invested in Fund shares. An investor's subscription will not be accepted until the Fund receives Federal Funds.


Bank Wire. To purchase J.P. Morgan Select shares of either Fund using the wire system for transmittal of money among banks, investors should first telephone the Fund at 1-800-348-4782 to obtain a new account number. The investor should then instruct a member commercial bank to wire the money immediately to:


For Connecticut Daily Tax Free Income Fund, Inc.:

JPMorgan Chase Bank
ABA #021000021
DDA #323-125832
JPM Purchase Account
For Connecticut Daily Tax Free Income Fund, Inc.
Account of
          --------------------------
Account #
         ---------------------------
SS#/Tax ID#
           -------------------------

For New Jersey Daily Municipal Income Fund, Inc.:

JPMorgan Chase Bank
ABA #021000021
DDA #323125832
JPM Purchase Account
For New Jersey Daily Municipal Income Fund, Inc.
Account of
          --------------------------
Fund Account #
              ----------------------
SS#/Tax ID#
           -------------------------

The investor should then promptly complete and mail the subscription order form.


There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Funds do not charge investors for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 12 noon, Eastern time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.


Subsequent Purchases of Shares


Subsequent purchases in a Fund can be made either by bank wire or by mailing a check to:


J.P. Morgan Funds Service Center
P.O. Box  219392
Kansas City, Missouri 64121-9392


There is a $100 minimum for each subsequent purchase. All payments should clearly indicate the shareholder's account number. Provided that the information on the subscription order form on file with the Fund is still applicable, a shareholder may re-open an account without filling a new subscription order form at any time during the year in which the shareholder's account is closed or during the following calendar year.


Redemption of Shares


A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of each Fund upon receipt by the Funds' transfer agent of the redemption order (and any supporting documentation that it may require). Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected, provided the redemption request is received prior to 12 noon, Eastern time. However, redemption payments will not be paid out unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which can take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

A shareholder's original subscription order form permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original subscription order form by transmitting a written direction to the Funds' transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve system or a member firm of a national securities exchange, pursuant to the transfer agent's standards and procedures.

Written Requests


Shareholders may make a redemption in any amount by sending a written request to the Fund in which they invest addressed to:


J.P. Morgan Funds Service Center
P.O. Box  219392
Kansas City, Missouri 64121-9392

All written requests for redemption must be signed by the shareholder, in each case with signature guaranteed. Normally the redemption proceeds are paid by check and mailed to the shareholder of record.

Checks


By making the appropriate election on their subscription order forms, shareholders may request a supply of checks that may be used to effect redemptions from the J.P. Morgan Select Class of shares. The checks, which will be issued in the shareholder's name, are drawn on a special account with each Fund's agent bank. Checks may be drawn in any amount of $500 or more. When a check is presented to the Fund's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by a Fund may not be certified. Fund shares purchased by check may not be redeemed by check until the check has cleared, which can take up to 15 days following the date of purchase.

Shareholders are not charged for checks provided by a Fund. Each Fund reserves the right to impose a charge or impose a different minimum check amount in the future, if the Board of Directors determines that doing so is in the best interests of the Fund and its shareholders.

Shareholders electing the checking option are subject to the procedures, rules and regulations of a Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. In addition, each Fund reserves the right to charge the shareholder's account a fees up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check and/or a post-dated check. Each Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to that Fund's shareholders.

Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with each Fund's normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. Appropriate authorization forms will be sent by each Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, the Fund will provide the shareholder with a supply of checks.


Telephone


The Funds accept telephone redemption requests from shareholders who elect this option on their subscription order form. The proceeds of a telephone redemption may be sent to shareholders at their addresses or to their bank accounts, both as set forth in the subscription order form or in a subsequent written authorization. However, all telephone redemption instructions in excess of $25,000 will be wired directly to such previously designated bank account. The Funds may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service. Thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. To provide evidence of telephone instructions the transfer agent will record telephone conversations with shareholders. The Funds will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. Failure by a Fund to employ such reasonable procedures may cause it to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone instructions.

A shareholder making a telephone withdrawal should call their Fund at 1-800-348-4782, and state: (i) the name of the shareholder appearing on the Fund's records, (ii) the shareholder's account number, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address, and (v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, provided the redemption request is received before 12 noon, Eastern time. Proceeds are sent the next Fund Business Day if the redemption request is received after 12 noon, Eastern time. Each Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.


Generally


There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. Unless other instructions are given in proper form to a Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. If a shareholder elects to redeem all of his shares, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the Securities and Exchange Commission (the "SEC") determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of a Fund.

Each Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization. The Participating Organization will be responsible for notifying the Participant Investors of a proposed mandatory redemption. Shareholders may avoid mandatory redemption by purchasing sufficient additional shares (without regard to the normal $100 requirement for an initial investment) to increase their total net asset value to the minimum amount during the notice period.


Specified Amount Automatic
Withdrawal Plan


Shareholders who own $10,000 or more shares of a Fund may elect to withdraw shares and receive payment from that Fund of a specified amount of $100 or more automatically on a monthly or quarterly basis in an amount approved and confirmed by the Manager. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value so that the designated payment is received on approximately the first or fifteenth day of the month following the end of the selected payment period. To the extent that these redemptions exceed the number of shares purchased through reinvestment of dividends and distributions, the total number of shares owned by a shareholder will be reduced, and may ultimately liquidate a shareholder's investment.


An election to receive automatic withdrawal payments may be made by so indicating on the original subscription order form. The election may also be made, changed or terminated at any later time by the participant. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder. However, the Funds do not expect that there will be any realized capital gains.


Dividends and Distributions


The Funds declare dividends equal to all their net investment income (excluding long-term capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

Net realized capital gains (the excess of net long-term capital gains over net short-term capital gains), if any, are distributed at least annually and in no event later than 60 days after the end of the Funds' fiscal year.


All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash.

Exchange Privilege


Shareholders of JPMorgan Select shares of a Fund may exchange at relative net asset value for JPMorgan Shares of the JPMorgan U.S. Government Money Market Fund, the JPMorgan 100% U.S. Treasury Securities Money Market Fund, the JPMorgan Treasury Plus Money Market Fund, the JPMorgan Federal Money Market Fund, the JPMorgan Prime Money Market Fund, the JPMorgan Liquid Assets Money Market Fund, the JPMorgan Tax Free Money Market Fund, the JPMorgan New York Tax Free Money Market Fund, the JPMorgan California Tax Free Money Market Fund, and the JPMorgan Select shares of any Reich & Tang Asset Management, LLC sponsored fund and may exchange at relative net asset value plus any applicable sales charges, the Select shares of a Fund for the shares of the non-money market J.P. Morgan Funds, in accordance with the terms of the then-current prospectus of the fund being acquired. The prospectus of the J.P. Morgan Fund into which shares are being exchanged should be read carefully prior to any exchange and retained for future reference. With respect to exchanges into a fund which charges a front-end sales charge, such sales charge will not be applicable if the shareholder previously acquired his J.P. Morgan Select shares by exchange from such fund. Under the exchange privilege, J.P. Morgan Select shares may be exchanged for shares of other funds only if those funds are registered in the states where the exchange may legally be made. In addition, the account registration for the J.P. Morgan Funds into which J.P. Morgan Select shares are being exchanged must be identical to that of the account registration for the Fund from which shares are being redeemed. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund up to five business days if the Fund determined that it would be disadvantaged by an immediate transfer of the proceeds. (This privilege may be amended or terminated at any time following 60 days' written notice.) Arrangements have been made for the acceptance of instructions by telephone to exchange shares if certain pre-authorizations or indemnifications are accepted and on file. Further information is available from the transfer agent.

Tax Consequences

Federal Income Taxes


Dividends paid by the Funds that are designated by the Funds and derived from Municipal Obligations and Participation Certificates, will be exempt from regular federal income tax, provided each Fund complies with the requirements of the Internal Revenue Code (the "Code") regarding the qualification of each Fund to pay exempt-interest dividends, but may be subject to federal alternative minimum tax.

The Funds may invest a portion of its assets in taxable securities the interest income on which is subject to federal, state and local income tax or that otherwise generate income that is not exempt from federal or state income tax; therefore, shareholders may receive some taxable income with respect to their shares in a Fund. Income exempt from federal income tax may nevertheless be subject to state and local income tax.

Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of a Fund.

The Funds do not expect to realize long-term capital gains, and thus do not contemplate distributing "capital gain dividends" or having undistributed capital gain income within the meaning of the Code. Each Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.


The sale, exchange or redemption of shares will generally be the taxable disposition of an asset that may result in taxable gain or loss for the shareholder if the shareholder receives more or less than his or her tax basis in the shares, which generally is the amount he or she paid for the shares, including adjustments for taxable dividends received in the form of additional shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.


For shareholders that are Social Security recipients, interest on tax-exempt bonds, including exempt-interest dividends paid by a Fund, is to be added to shareholders' adjusted gross income to determine the amount of Social Security benefits includible in their gross income.


Interest on certain personal private activity bonds will constitute an item of tax preference subject to the individual alternative minimum tax. Corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceeds their alternative minimum taxable income (determined without this tax item). In certain cases Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.


With respect to variable rate demand instruments, including Participation Certificates therein, a Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations.


The United States Supreme Court has held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.


Connecticut Income Taxes
(applicable to investors in the Connecticut Daily Tax Free Income Fund, Inc.
only)
--------------------------------------------------------------------------------

The designation of all or a portion of a dividend paid by the Connecticut Daily Tax Free Income Fund, Inc. as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. However, in the opinion of Day, Berry & Howard LLP, special Connecticut tax counsel to the Fund, exempt-interest dividends paid by the Fund that are correctly designated as derived from obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or any public instrumentality, state or local authority, district or similar public entity created under Connecticut law ("Connecticut Municipal Obligations") or obligations the interest on which Connecticut is prohibited from taxing by federal law ("Territorial Municipal Obligations") are not subject to the Connecticut tax on the Connecticut taxable income of individuals, trusts and estates (the "Connecticut Personal Income Tax").

Exempt-interest dividends that are not derived from Connecticut Municipal Obligations or Territorial Municipal Obligations and any other dividends of the Fund that are treated as ordinary income for federal income tax purposes are includible in a taxpayer's tax base for purposes of the Connecticut Personal Income Tax.

While capital gain dividends are not anticipated by the Fund, capital gain dividends and amounts, if any, in respect of undistributed long-term capital gains of the Fund would be includible in a taxpayer's tax base for purposes of the Connecticut Personal Income Tax, as would gains, if any, recognized upon the redemption, sale, or exchange of shares of the Fund, except that, in the case of taxpayers holding shares of the Fund as capital assets, amounts treated as capital gain dividends for federal income tax purposes that are derived from Connecticut Municipal Obligations are not subject to the tax.

Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than exempt-interest dividends derived from Connecticut Municipal Obligations or Territorial Municipal Obligations, may be subject to the net Connecticut minimum tax.

All dividends paid by the Fund, including exempt-interest dividends, are includible in gross income for purposes of the Connecticut Corporation Business Tax payable by companies taxed as corporations. However, the Corporation Business Tax allows a deduction for a portion of amounts includible in gross taxable income thereunder to the extent they are treated as dividends other than exempt-interest dividends or capital gain dividends for federal income tax purposes, but disallows deductions for expenses related to such amounts.

Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund in their own states and localities.

New Jersey Income Taxes (applicable to investors in the New Jersey Daily Municipal Income Fund, Inc. only)
--------------------------------------------------------------------------------

The following is based upon the advice of Sills Cummis Radin Tischman Epstein & Gross, P.A., special tax counsel to the New Jersey Daily Municipal Income Fund, Inc. The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority.


The Fund intends to be a "qualified investment fund" within the meaning of the New Jersey gross income tax. The primary criteria for constituting a "qualified investment fund" are that (i) such fund is an investment company registered with the SEC which, for the calendar year in which the distribution is paid, has no investments other than interest bearing obligations, obligations issued at a discount, cash and cash items, including receivables and financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto and (ii) at the close of each quarter of the taxable year, such fund has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Code, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Obligations and certain other specified securities. Additionally, a qualified investment fund must comply with certain continuing reporting requirements. In the opinion of Sills Cummis Radin Tischman Epstein & Gross, P.A., (i) assuming that the Fund constitutes a qualified investment fund and that the Fund complies with the reporting obligationsunder New Jersey law with respect to qualified investment funds, (a) distributions paid by the Fund to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to income received as interest on or gain from New Jersey Municipal Obligations and
(b) gain from the sale of shares in the Fund by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax and (ii) distributions paid by the Fund to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to interest earned on federal obligations.

Shareholders are urged to consult with their tax advisors with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities.

Although the Fund intends to maintain a $1.00 per share net asset value, the redemption of shares may result in the investors receipt of more or less than he paid for his shares and, thus, in a taxable gain or loss to the investor. An exchange pursuant to the exchange privilege is treated for federal income tax purposes as a sale on which a shareholder may realize a taxable gain or loss. However, if the Fund is a New Jersey qualified investment fund, any such gains received by a New Jersey resident individual shareholder should not be subject to the New Jersey gross income tax.

V.   DISTRIBUTION
     ARRANGEMENTS
--------------------------------------------------------------------------------

Rule 12b-1 Fees


Investors do not pay a sales charge to purchase shares of either Fund. However, each Fund pays shareholder servicing fees in connection with the distribution of shares and for services provided to the J.P. Morgan Select shareholders. The Funds pay these fees from J.P. Morgan Select assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Each Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plans) and, pursuant to the Plans, each Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement with respect to each Fund's J.P. Morgan Select shares.

Under the Distribution Agreements, the Distributor serves as distributor of each Fund's shares. For nominal consideration (i.e., $1.00) and as agent for each Fund, the Distributor solicits orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

Under the Shareholder Servicing Agreements, the Distributor receives, with respect to the J.P. Morgan Select shares, a service fee equal to .20% per annum of the average daily net assets of the J.P. Morgan Select shares (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the J.P. Morgan Select shares of a Fund.

The Plans and the Shareholder Servicing Agreements provide that, in addition to the Shareholder Servicing Fee, each Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreements with respect to the J.P. Morgan Select shares or the Participating Organization agreement, as the case may be, and (ii) preparing, printing and delivering each Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

Each Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative fee and past profits for the following purposes: (i) to pay the cost of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the J.P. Morgan Select shares of a Fund, (ii) to compensate certain Participating Organizations for providing assistance in distributing the J.P. Morgan Select shares of a Fund, and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the J.P. Morgan Select shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee and past profits, for the purposes enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to a Plan, provided that such payments will not increase the amount which a Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contracts or Administrative Services Contracts in effect for that year or under the Shareholder Servicing Agreements in effect for that year.

                            VI. FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights tables are intended to help you understand the financial performance of each Fund's J.P. Morgan Select shares since inception. Certain information reflects financial results for a single J.P. Morgan Select share of a Fund. The total returns in each table represent the rate that an investor would have earned on an investment in the J.P. Morgan Select shares of that Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP whose reports, along with each Fund's financial statements, are included in the annual report for each Fund, which are available upon request.

J.P. Morgan Select Shares of Connecticut Daily Tax Fee Income Fund, Inc.


                                                                July 30, 1999
                                          Year Ended          (Commencement of)
                                          January 31,           Offering) to
                                          2002       2001      January 31, 2000
                                          ----       ----      ----------------

Per Share Operating Performance:
(for a share outstanding throughout
  the period)
Net asset value, beginning of period..    $1.00      $1.00             $1.00
                                          ------     ------            ------
Income from investment operations:
   Net investment income..............     0.017      0.030             0.012
Less distributions:
    Dividends from net investment income ( 0.017)   ( 0.030)          ( 0.012)
                                          ------     ------            ------
Net asset value, end of period.........   $1.00      $1.00             $1.00
                                          ======     ======            ======
Total Return...........................    1.73%      3.03%             1.23%(b)
Ratios/Supplemental Data
Net assets, end of period (000)........   $68,830    $64,067           $40,983
Ratios to average net assets:
   Expenses (a)........................    0.86%      0.86%             0.86%(c)
   Net investment income...............    1.83%      2.98%             2.26%(c)
   Expenses paid indirectly............    0.00%      0.00%             0.00%(c)
(a)   Includes expenses paid indirectly
(b)   Not Annualized
(c)   Annualized

                            VI. FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


J.P. Morgan Select Shares of New Jersey Daily Municipal Income Fund, Inc.


                                     Three                       July 9, 1999
                                     Months       Year          (Commencement
                                     Ended       Ended          of offering) to
                                   January 31,  October 31,       October 31,

                                       2002       2001    2000       1999
                                       ----       ----    ----       ----

Per Share Operating Performance:
(for a share outstanding throughout
   the period)
Net asset value, beginning of period   $1.00     $1.00    $1.00      $1.00
                                       ------    ------   ------     -------
Income from investment operations:
     Net investment income.........    0.002      0.022   0.030       0.007
Less distributions:
    Dividends from net
       investment income...........   (0.002)    (0.022) (0.030)     (0.007)
                                       -----      -----   -----       -----
Net asset value, end of period.....   $1.00      $1.00   $1.00       $1.00
                                      ======     ======  ======      ======
Total Return.......................   $0.21%(b)   2.21%   3.00%       0.72%(b)
Ratios/Supplemental Data
Net assets, end of period (000)....   $72,688    $63,248$51,622      $45,109
Ratios to average net assets:
   Expenses (a)....................    0.87%(c)   0.88%   0.89%       0.86%(c)
   Net investment income...........    0.82%(c)   2.13%   2.96%       2.27%(c)
   Expenses paid indirectly........    0.00%(c)   0.01%   0.00%       0.00%
(a)  Includes expenses paid indirectly
(b)  Not Annualized
(c)  Annualized

                    (This Page is Intentionally Left Blank.)

HOW TO REACH US

A Statement of Additional Information (SAI) dated May 31, 2002, includes additional information about the Fund and its investments and is incorporated by reference into this Prospectus. Further information about Fund investments is available in the Annual and Semi-Annual shareholder reports. You may obtain the SAI, the Annual and Semi-Annual Reports and materials incorporated by reference without charge by calling the Fund at 1-800-221-3079. To request other information, call your financial intermediary or the Fund.

A current SAI has been filed with the Securities and Exchange Commission. You may visit the EDGAR database on the Securities and Exchange Commission's Internet website (http://www.sec.gov) to view the SAI, material incorporated by reference and other information. Copies of the information may be obtained, after paying a duplication fee, by sending an electronic request to publicinfo@sec.gov. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

JPMorgan Funds

811-4265

811-6152

PSMM5-31-02

J.P. Morgan Funds Fulfillment Center
393 Manley Street
Bridgewater, MA 02379-1039

JPMorgan Money Market Funds
(Morgan Shares)

                                                         NEW ACCOUNT APPLICATION
JPMorgan Money Market Funds

Please complete and mail to:
JPMorgan Funds Service Center, P.O. Box 219392,
Kansas City, MO 64121-9392

1. Account Registration
--------------------------------------------------------------------------------

Please Print name clearly and exactly as account is to be registered

FOR INDIVIDUAL:
Note: To establish an account beneficiary, check TOD box below and designate beneficiaries in the space provided, or include on a separate page:

 _
[_] TOD___________________________________________________________

 ________________________    ___    _________________
[________________________]  [___]  [_________________]
First Name                   M.I.  Last Name
 _   _   _    _   _    _   _   _   _
[_] [_] [_] -[_] [_] -[_] [_] [_] [_]
Social Security Number

FOR JOINT ACCOUNT:
In the case of joint registration, this account will be registered joint tenants with rights of survivorship and not tenants in common, unless otherwise stated by the investor.

Note: To establish an account beneficiary, check TOD box below and designate beneficiaries in the space provided, or include on a separate page:

 _
[_] TOD___________________________________________________________

 ________________________    ___    _________________
[________________________]  [___]  [_________________]
First Name                   M.I.  Last Name

 _   _   _    _   _    _   _   _   _
[_] [_] [_] -[_] [_] -[_] [_] [_] [_]
Social Security Number

 ________________________    ___    _________________
[________________________]  [___]  [_________________]
First Name                   M.I.  Last Name

 _   _   _    _   _    _   _   _   _
[_] [_] [_] -[_] [_] -[_] [_] [_] [_]
Social Security Number

                                                               [GRAPHIC OMITTED]
                                                                JPMorgan Fleming
                                                                Asset Management

                                                                     APP2-8-102

      New Account Application

J.P. Morgan Money Market Funds
(Morgan Shares)

FOR A MINOR:
 ________________________    ___    _________________
[________________________]  [___]  [_________________]
Custodian First Name         M.I.  Last Name

Custodian for
 ________________________    ___    _________________
[________________________]  [___]  [_________________]
Minor's First Name           M.I   Last Name

 _   _   _    _   _    _   _   _   _
[_] [_] [_] -[_] [_] -[_] [_] [_] [_]
Minor's Social Security Number

           __________________________
Under the [__________________________] Uniform Gifts/Transfers to Minors Act.
                Name of State

FOR TRUST, CORPORATION, PARTNERSHIP OR OTHER LEGAL ENTITY:
The Registered owner is a:
 _                 _
[_] Corporation   [_] Trust
 _                 _
[_] Partnership   [_] Non-Profit or Charitable Organization
 _
[_] Other______________________________________

 ____________________________________________________________________________
[____________________________________________________________________________]
Name of Entity (If a Trust, include date of agreement and type)

 ____________________________________________________________________________
[____________________________________________________________________________]

 ____________________________________________________________________________
[____________________________________________________________________________]
Authorized Individual

 _   _   _    _   _    _   _   _   _   _      __________________________
[_] [_] [_] -[_] [_] -[_] [_] [_] [_] [_]    [__________________________]
Tax I.D. Number                               Title


2. Mailing Address
--------------------------------------------------------------------------------
 ________________________________________    ________________
[________________________________________]  [________________]
Street                                      Apt. No.
 _______________________________   _______   ________________
[_______________________________] [_______] [________________]
City                              State     Zip
  _________________________         _________________________
[(_______)_________________]      [(_______)_________________]
Daytime Phone Number              Evening Phone Number
 ____________________________________________________________
[____________________________________________________________]
Country

3. Initial Investment
   $2,500 minimum initial investment per fund/account or $250 initial investment with a $200 systematic monthly purchase
--------------------------------------------------------------------------------

A. Please indicate the name of the Fund you wish to invest in and make your check payable to the Fund(s).

    JPMorgan Fund Name (Fund Number)                         Amount
 _                                                  ___________________________
[_] California Tax Free Money Market Fund (99)     [$__________________________]
                                                     ___________________________
[_] Federal Money Market Fund (353)                [$__________________________]
 _                                                  ___________________________
[_] Liquid Assets Money Market Fund (239)          [$__________________________]
 _                                                  ___________________________
[_] New York Tax Free Money Market Fund (3)        [$__________________________]
 _                                                  ___________________________
[_] Prime Money Market Fund (283)                  [$__________________________]
 _                                                  ___________________________
[_] Select Shares of Connecticut Daily             [$__________________________]
    Tax Free Income Fund (140)
 _                                                  ___________________________
[_] Select Shares of New Jersey Daily              [$__________________________]
    Municipal Income Fund (141)
 _                                                  ___________________________
[_] Tax Free Money Market Fund (2)                 [$__________________________]
 _                                                  ___________________________
[_] Treasury Plus Money Market Fund (678)          [$__________________________]
 _                                                  ___________________________
[_] U.S. Government Money Market Fund (220)        [$__________________________]
 _                                                  ___________________________
[_] 100% U.S. Treasury Securities                  [$__________________________]
    Money Market Fund (677)

B. Please have your representative fill in this information if he/she opened your account. This will avoid a duplicate order.
 ______________________________________    __________________________________
[______________________________________]  [__________________________________]
Trade Date                                Confirm Number
 ____________________________________________________________________________
[____________________________________________________________________________]
Account Number
                                                                               P
                                                                               l
                                                                               e
                                                                               a
                                                                               s
                                                                               e

                                                                               t
                                                                               e
                                                                               a
                                                                               r

                                                                               h
                                                                               e
                                                                               r
                                                                               e

4. For Dealer Use Only
   When opening your account through a representative, have him/her complete this section
--------------------------------------------------------------------------------
We guarantee the signature and legal capacity of the applicant, and in the case of a redemption plan we affirm that, in our opinion, the designated redemption is reasonable in view of the circumstances involved.
 ____________________________________________________________________________
[____________________________________________________________________________]
Dealer/Company Name

 __________________________________    ______________________________________
[__________________________________]  [______________________________________]
Dealer Number                         Branch and Region Number (if applicable)

 ____________________________________________________________________________
[____________________________________________________________________________]
Address

 __________________________________    ______________________________________
[__________________________________]  [______________________________________]
Representative Name                   Rep. #

 ____________________________________________________________________________
[(_______)___________________________________________________________________]
Daytime Phone Number

 ____________________________________________________________________________
[____________________________________________________________________________]
Authorized Signature

5. Distributions
   Please indicate how you would like to receive distributions (check only one)
--------------------------------------------------------------------------------
    _
1. [_] Dividends reinvested in additional shares
    _
2. [_] Dividends automatically deposited to your registered bank account
       (Please complete Section 7)
    _
3. [_] Dividends mailed to your address in Section 2


6. Telephone Privileges
   You will be able to execute telephone transactions by calling 1-800-348-4782 24 hours a day for automated service, 8:30 am - 7 pm EST to speak with a service representative
--------------------------------------------------------------------------------

You will automatically receive:

[X] Yes  [ ] No  Telephone Purchases -- Your purchase will be deducted from the account you designate in Section 7 -- $100 minimum.

[X] Yes  [ ] No  Telephone Exchanges -- Into established JPMorgan Fund(s)
                 -- $100 minimum. Into new JPMorgan Fund(s) --
                 $2,500 minimum.

[X] Yes  [ ] No  Telephone Redemptions - Proceeds deposited in the bank account you designate in Section 7 or mailed to your address - maximum check amount $25,000.

                                                       -------------------------
                                                         staple voided check h |
                                                                             e |
                                                                             r |
                                                                             e |
7. Bank Account Designation
   This section must be completed to permit certain options chosen in
   Sections 5, 6, 8 and 9
--------------------------------------------------------------------------------
Account name must match the name in Section 1. A blank/voided check is required for account and bank routing information.
 ____________________________________________________________________________
[____________________________________________________________________________]
Name of Bank                                  Branch

 ____________________________________________________________________________
[____________________________________________________________________________]
Bank Address                                  City/State/Zip

 ____________________________________________________________________________
[____________________________________________________________________________]
Type of Account (Checking/Savings)

 ____________________________________________________________________________
[____________________________________________________________________________]
Account Number
 _
[_] Please check this Box to confirm voided check is attached.


8. Systematic Investment Plan
   Amounts (minimum $100) will be automatically drawn on your bank account and invested in your JPMorgan Fund account
--------------------------------------------------------------------------------

Authorization Form

Invest automatically the amount of $_________________ on or about the ___________ day. Purchases will be made monthly unless you wish to elect quarterly by checking this box [_]. If the day you selected for your automatic purchase falls on a holiday or a weekend, the purchase could be delayed. Funds will be drawn from (check one):

1. [_] my/our bank account indicated in Section 7.

2. [_] my/our JPMorgan Fund Money Market Account and invested in another JPMorgan Fund, subject to applicable sales charges.

Fund Name: _______________________________Class of Shares: [_] A   [_] B

Your first automatic monthly investment will occur no sooner than two weeks after the receipt of your application.

9. Systematic Redemption Plan
   This is a convenient way to receive payments from your fund account. This Plan is subject to minimum account balances, minimum monthly or quarterly redemptions, and any applicable sales charges dependent upon the class of shares you own.
--------------------------------------------------------------------------------

Please make payments of $_______________ prior to the first day of every:
[_] month or [_] quarter beginning with the month of _________________. Your Application must be received in good order at least two weeks prior to first actual redemption date.

Check One: [_] Redemption proceeds automatically deposited to the account you designate in Section 7, or

           [_] Issue check on the 25th of the month and make check
               payable to:
 ____________________________________________________________________________
[____________________________________________________________________________]
Individual or Company Name
 ____________________________________________________________________________
[____________________________________________________________________________]
Street Address                              City/State/Zip


10. Checkwriting Authorization & Signature
--------------------------------------------------------------------------------
 _
[_] Check here if you would like checkwriting privileges. ($500 minimum per check.) Only one signature will be required on joint accounts.

Checkwriting drafts will be issued 15 days after account is funded by check, 7 days if funded by Automated Clearing House Purchase.


11. Acknowledgment, Certification & Signatures
    This section must be signed in order to open a JPMorgan Fund account
--------------------------------------------------------------------------------

Under the penalties of perjury, the undersigned certifies that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b)have not been notified by the Internal Revenue Service
     (IRS) that I am subject ot backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am nolonger subject to backup withholding, and
(3)  I am not a U.S person (including a U.S. resident alien).

(If the undersigned is subject to backup withholding, cross out the words after (2) above.)

By signing this Application, the undersigned (1) appoints his/her broker-dealer or shareholder servicing agent, and/or authorized sub-agent, as his/her agent for all transactions on his/her behalf with any JPMorgan Fund; (2) certifies that he/she has received, reviewed and accepts this Application (including the services described herein) and the current prospectus(es) of the JPMorgan Fund(s) in which he/she is investing and accepts the related statement(s) of additional information; and (3) agrees that all statements in this Application apply to shares of any JPMorgan Fund or JPMorgan Select Shares of other funds into which his/her shares are transferred.

Subject to the terms and conditions herein and in the applicable Fund's prospectus and statement of additional information, the undersigned releases and agrees to hold harmless the JPMorgan Funds and its agents and/or sub-agents against any claim, liability, loss, damage, and expense for any act or failure to act in connection with Fund shares, any related investment account, privileges or services, and oral and written instructions relating thereto. Shareholders should be aware that JPMorgan Chase & Co. and its affiliates may exchange among themselves certain information about the shareholder and his account.

The undersigned certifies that he/she (1) was not offered any advice or recommendation on investing in any Fund by any commercial bank; and (2) understands that (i) no investment account established with respect to the JPMorgan Funds is a deposit account and neither such account nor Fund shares are FDIC insured or insured by the Federal Reserve Board or any other agency; (ii) Fund shares are not obligations of, endorsed by, nor guaranteed by, JPMorgan or any commercial bank; and (iii) the undersigned must make his/her own investment decisions and assume all risk of loss -- including possible loss of principal -- resulting from decisions to purchase, exchange or sell shares of any Fund(s). The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
            _                       _
Check One: [_] U.S. Citizen        [_] Resident Alien
            _
           [_] Non-Resident Alien; Country of Tax Residency ___________________*


*A W-8 Form will be forwarded to you under separate cover. Please complete, sign, and return as instructed.


Individual or Custodial Accounts
 _____________________________________________________________    _____________
[_____________________________________________________________]  [_____________]
Signature of Individual or Custodian                             Date
 _____________________________________________________________    _____________
[_____________________________________________________________]  [_____________]
Signature of Joint Tenant (if any)                               Date


Corporations, Partnerships, Trusts, etc.
 _____________________________________________________________    _____________
[_____________________________________________________________]  [_____________]
Signature of Corporate Officer, General Partner, Trustee, etc.   Date
 _____________________________________________________________    _____________
[_____________________________________________________________]  [_____________]
Signature of Corporate Officer, General Partner, Trustee, etc.   Date


--------------------------------------------------------------------------------
Please Complete the Following Sections if You Are an Institutional Investor Only
--------------------------------------------------------------------------------

12. Person(s) Authorized To Conduct Transactions
--------------------------------------------------------------------------------
The following persons ("Authorized Person(s)") are currently officers, trustees, general partners, or other authorized agents of the Shareholder. Any _____* of the Authorized Person(s) is, by lawful and appropriate action of the Shareholder, a person entitled to give instructions regarding purchases and redemptions or to make inquiries, regarding your Account.

 _____________________________________   _____________________    _____________
[_____________________________________] [_____________________]  [_____________]
Name/Title                              Signature                Date
 _____________________________________   _____________________    _____________
[_____________________________________] [_____________________]  [_____________]
Name/Title                              Signature                Date
 _____________________________________   _____________________    _____________
[_____________________________________] [_____________________]  [_____________]
Name/Title                              Signature                Date
 _____________________________________   _____________________    _____________
[_____________________________________] [_____________________]  [_____________]
Name/Title                              Signature                Date

DST Systems, Inc. ("DST") may, without inquiry, act upon the instructions (whether verbal, written, or provided by wire, telecommunication, or any other process) of any person claiming to be an Authorized Person. Neither DST nor any entity on behalf of which DST is acting shall be liable for any claims or expenses (including legal fees) or for any losses, resulting from actions taken upon any instructions believed to be genuine. DST may continue to rely on the instructions made by any person claiming to be an Authorized Person until it is informed through an amended Application that the person is no longer an Authorized Person and it has a reasonable period (not to exceed one week) to process the amended Application. Provisions of this Application shall be equally applicable to any successor of DST.

*If this space is left blank, any one Authorized Person is authorized to give instructions and make inquiries. Verbal instructions will be accepted from any one Authorized Person. Written instructions will require signatures of the number of Authorized Persons indicated in this space.

13. Certificate of Authority
--------------------------------------------------------------------------------
Institutional Investors must complete one of the following two Certificates of Authority.

A. FOR CORPORATIONS AND UNINCORPORATED ASSOCIATIONS
(With a Board of Directors or Board of Trustees).

I, ____________________________________, Secretary of the above-named
Shareholder, do hereby certify that a meeting on _______________, at which a quorum was present throughout, the Board of Directors (Board of Trustees) of the shareholder duly adopted a resolution which is in full force and effect and in accordance with the Shareholder's charter and by-laws, which resolution did the following: (1) empowered the officer/trustee executing this Application to do so, on behalf of the Shareholder; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the Shareholder on the terms described above; (3) authorized the Secretary to certify, from time to time, the names and titles of the officers of the Shareholder and to notify DST when changes in officers occur; and (4) authorized the Secretary to certify that such a resolution has been duly adopted and will remain in full force and effect until DST receives a duly enacted amendment to the Certification form.

Witness my hand and seal on behalf of the Shareholder this _______ day of ___________________, 19_____

Secretary_________________________________________

The undersigned officer (other than the Secretary) hereby certifies that the foregoing instrument has been signed by the Secretary of the Shareholder.

 ____________________________________________________________________________
[____________________________________________________________________________]
Certifying Officer of the Corporation or Unincorporated Association

B. PARTNERSHIPS AND TRUSTS (Even if you are the sole trustee)

The undersigned certify that they are all the general partners/trustees of the Shareholder and that they have done the following under the authority of the Shareholder's partnership agreement/trust instrument: (1) empowered the general partner/trustee executing this Application to do so on behalf of the shareholder; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the Shareholder on the terms described above; and
(3) authorized the Secretary to certify, from time to time, the names of the general partners/trustees of the shareholder and to notify DST when changes in general partners/trustees occur. This authorization will remain in full force and effect until DST receives a further duly executed certification. If there are not enough spaces here for all the necessary signatures, complete a separate certificate containing the language of Certificate B and attach it to the Application.
 ____________________________________________________________________________
[____________________________________________________________________________]
 ____________________________________________________________________________
[____________________________________________________________________________]
 ____________________________________________________________________________
[____________________________________________________________________________]
 ____________________________________________________________________________
[____________________________________________________________________________]

14. Privacy Policy
________________________________________________________________________________

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

Protecting the Confidentiality of Our Client Information

We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies, for example, authorize access to client information only by individuals who need access to do their work.

Who is Covered by the Privacy Policy

This Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close you account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

Information We Have About You

We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as you address and social security numbers), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through inquiries by mail, e-mail or telephone.

Sharing Information For Legal and Routine Business Reasons and For Joint
Marketing

We may disclose information we have about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or other applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we have about you, as described above, with firms that perform administrative or marketing services on our behalf, or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.

J.P. Morgan Fund Distributors, Inc. as distributor of the Fund does not collect or retain nonpublic personal financial information relating to any past, present of prospective shareholder of the Fund. From time to time, the Fund or companies that provide services to the Fund may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Fund. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at (800) 348-4782.

                             -----------------------
                             NEW ACCOUNT APPLICATION
                             -----------------------


JPMorgan Money Market Funds
             (For Chase Clients Only)


1. Instructions
--------------------------------------------------------------------------------

Please complete this form and return it to your Chase Manhattan Bank Account Representative or in the enclosed postage-paid envelope.


2. Investment
--------------------------------------------------------------------------------

Please indicate the amount you would like to invest and read the fund prospectus carefully before investing or sending money.

JPMorgan Fund Name                                   Amount
 _                                                  ___________________________
[_] CA Tax Free Money Market Fund (99)             [$__________________________]

 _
[_] CT Daily Tax Free Income Fund (140)            [$__________________________]
    (Select Shares)                                 ___________________________
 _
[_] Federal Money Market Fund (353)                [$__________________________]

 _                                                  ___________________________
[_] NJ Daily Municipal Income Fund                 [$__________________________]
    (Select Shares) (141)
 _                                                  ___________________________
[_] NY Tax Free Money Market Fund (003)            [$__________________________]

 _                                                  ___________________________
[_] Prime Money Market Fund (283)                  [$__________________________]

 _                                                  ___________________________
[_] Tax Free Money Market Fund (002)               [$__________________________]
 _                                                  ___________________________
[_] Treasury Plus Money Market Fund (678)          [$__________________________]

 _                                                  ___________________________
[_] U.S. Government Money Market Fund (220)        [$__________________________]

 _                                                  ___________________________
[_] 100% U.S. Treasury Securities (677)            [$__________________________]
    Money Market Fund
 _                                                  ___________________________
[_] Other _______________________                  [$__________________________]


3. Initial Investment Options
--------------------------------------------------------------------------------

The undersigned authorizes The Chase Manhattan Bank or its affiliates ("Chase") to debit Chase account #____________________________ for the initial purchase of shares in the JPMorgan Funds ("the Funds").

                                                            JPMorgan Funds
                                                                      APP3-8-102

                      ----------------------------
                      ACCOUNT TRANSFER APPLICATION
                      ----------------------------

4. Account Registration
--------------------------------------------------------------------------------

Please print name clearly and exactly as account is to be registered

INDIVIDUAL:
 ________________________    ___    _________________
[________________________]  [___]  [_________________]
First Name                   M.I.  Last Name
 _   _   _    _   _    _   _   _   _
[_] [_] [_] -[_] [_] -[_] [_] [_] [_]

Social Security Number

JOINT TENANT:
 ________________________    ___    _________________
[________________________]  [___]  [_________________]
First Name                   M.I.  Last Name

 _   _   _    _   _    _   _   _   _
[_] [_] [_] -[_] [_] -[_] [_] [_] [_]

Social Security Number

 ________________________    ___    _________________
[________________________]  [___]  [_________________]
First Name                   M.I.  Last Name

 _   _   _    _   _    _   _   _   _
[_] [_] [_] -[_] [_] -[_] [_] [_] [_]

Social Security Number

CORPORATION, PARTNERSHIP OR OTHER ENTITY (THE COMPANY):

Name of Corporation, Partnership or Entity


[_] [_] [_] -[_] [_] -[_] [_] [_] [_] [_]
Taxpayer Identification Number


Contact Name                                           Phone Number


Trustee's Name (if Trust)                              Date of Trust


TRANSFER TO A MINOR:

 ________________________    ___    _________________
[________________________]  [___]  [_________________]
Custodian First Name         M.I.  Last Name

As Custodian for
 ________________________    ___    _________________
[________________________]  [___]  [_________________]
Minor's First Name           M.I   Last Name

 _   _   _    _   _    _   _   _   _
[_] [_] [_] -[_] [_] -[_] [_] [_] [_]
Minor's Social Security Number


[_][_]-[_][_]-[_][_][_][_]                           ___________________________
Minor's Birthday                                            Name of State

5.  Mailing Address
--------------------------------------------------------------------------------

 ________________________________________    ________________
[________________________________________]  [________________]
Street                                      Apt. No.
 _______________________________   _______   ________________
[_______________________________] [_______] [________________]
City                              State     Zip
  _________________________         _________________________
[(_______)_________________]      [(_______)_________________]
Daytime Phone Number              Evening Phone Number

Citizen of:_________________ U.S. ____  Other __________________________________

Other Addresses (if necessary for mailing of duplicate statements)

 ________________________________________    ________________
[________________________________________]  [________________]
Street                                      Apt. No.
 _______________________________   _______   ________________
[_______________________________] [_______] [________________]
City                              State     Zip


6. Distribution Options
   Please indicate how you would like to receive distributions
--------------------------------------------------------------------------------
    _
1. [_] Dividends are to be reinvested
    _
2. [_] Dividends are to be credited to account indicated above
    _
3. [_] Capital gains are to be reinvested

4. [_] Capital gains are to be credited to account indicated above

Dividends and capital gains will be automatically reinvested at net asset value unless otherwise indicated.

                                                                               P
                                                                               l
                                                                               e
                                                                               a
                                                                               s
                                                                               e

                                                                               t
                                                                               e
                                                                               a
                                                                               r

                                                                               h
                                                                               e
                                                                               r
                                                                               e

                                                       -------------------------
                                                         staple voided check h |
                                                                             e |
                                                                             r |
                                                                             e |
7. Systematic Investment Plan
   Amounts (minimum $100) will be automatically drawn on your designated Chase deposit account and invested in your JPMorgan Money Market Fund. Please staple voided check or savings deposit slip.
--------------------------------------------------------------------------------

Authorization Form

Invest automatically the amount of $_____________ on or about the ___________ day of the month. Purchases will be made monthly unless you wish to elect quarterly by checking this box [_].

If the day you selected for your automatic purchase falls on a holiday or a weekend, the purchase will occur on the following business day. Your first automatic investment will occur no sooner than two weeks after the receipt of your request.

Funds will be drawn from my/our
 _____________________________________________________________________________
[_____________________________________________________________________________]
Chase deposit account #______________________________

(this must be the same as the Chase deposit account currently linked to your JPMorgan Money Market Fund).
 _____________________________________________________________________________
[_____________________________________________________________________________]
JPMorgan Money Market Fund Name
 _____________________________________________________________________________
[_____________________________________________________________________________]
JPMorgan Money Market Fund Account No.
 _____________________________________________________________________________
[_____________________________________________________________________________]
Bank Address
 ______________________________            ___________________________________
[______________________________]          [___________________________________]
Account Representative Name               Account Representative Telephone No.
 _____________________________________________________________________________
[_____________________________________________________________________________]
Customer Name
 _____________________________________________________________________________
[_____________________________________________________________________________]
Customer Name
 ___________________________________________      _____________________________
[___________________________________________]    [_____________________________]
Customer Signature                                Date
 _____________________________________________    _____________________________
[____________________________________________]   [_____________________________]
Customer Signature                                Date

8. Telephone Authoization
--------------------------------------------------------------------------------

My initial purchase of shares in this mutual fund is being made in writing on this mutual fund order form. Subsequent purchases, redemptions, or other transactions may b made by telephone, facsimile or other electronic communication without a signature guarantee. I authorize Chase to accept my telephone instructions and agree to the terms and conditions contained in this mutual fund order form. Chase may delay any instructions, however given, if it has reason to believe they are incompete, inaccurate or unauthorized. In connection with telephone transactions, Chase may employ one or more of the following or similar procedures: PIN number, request for identification (e.g. social security number or account number), recorded line or written confirmation.


9. Customer Warranties and Agreements
--------------------------------------------------------------------------------

I/we/the undersigned (the undersigned) represents that he/she has full authority and is of legal age to purchase and redeem and effect other transactions in Fund shares pursuant to this Fund Account Application. The undersigned acknowledges that he/she has received and read the applicable Fund Prospectus and agrees to its terms and conditions. The undersigned understands the investment objectives of the Fund(s) and has determined that the Fund(s) is/are a suitable investment based upon his/her investment needs and financial situation. The undersigned hereby appoints Chase as his/her agent in dealing with J.P. Morgan Fund Distributors, Inc.(JPMFD) with respect to all purchases, redemptions and other transactions in shares of the Fund(s), and, in this capacity, to accept and act upon his/her instructions.

The undersigned agrees to the terms and conditions of this Fund Account Application.

By signing below the undersigned consents to JPMorgan Chase and its affilicates, JPMFD, the Funds, their affilicates, subagents, and agents exchanging among themselves and other certain information about him/her and his/her accounts, including information used to offer investment products and insurance products to him/her, except to the extent that the undersigned instructs Chase otherwise in accordance with Chase's Fair Reporting Act Disclosure.

Joint Tenants: The Fund(s) may accept instructions(s) regarding the JPMorgan Funds Account from either of the undersigned without liability to the other joint tenant. If neither joint tenant provides the Fund with a signed written request not to redeem shares or release any monies in the Account, the Fund(s) may, at (its)(their) option, require the written authorization of both of the undersigned before redeeming any shares or releasing any monies from the Account.

The distributor of the Fund(s) is JPMFD, an entity not affiliated with JPMorgan Chase & Co. and its affiliates receive compensation for providing services to the Funds, including shareholder services.

The undersigned further acknowledges and certifies that he/she understands that:
Securities (including mutual funds) are not bank deposits and are not FDIC Insured, nor are they obligations of or guaranteed by Chase or its affiliates. Securities (including mutual funds) and annuities involve investment risks, including the possible loss of the principal amount invested.

Individual


 _____________________________________________________________    _____________
[_____________________________________________________________]  [_____________]
Signature                                                        Date

 _____________________________________________________________    _____________
[_____________________________________________________________]  [_____________]
Signature                                                        Date


Corporations, Partnerships, or Other Entity

 _____________________________       _________________________    _____________
[_____________________________]     [_________________________]  [_____________]
Signature                                      Title             Date
 _____________________________       _________________________    _____________
[_____________________________]     [_________________________]  [_____________]
Signature                                      Title             Date

10.  Authorization to Initiate Debit and Credit Entries and IRS Certification
--------------------------------------------------------------------------------

This authority is to remain in full force and effect until Chase has received written notification from me of its termination in such time and in such manner as to afford Chase and JPMFD a reasonable opportunity to act on it.

The undersigned agrees that neither Chase, JPMFD, the Funds, nor any of their affiliates will be responsible for the authencity of any instructions given and shall be fully indemnified and held harmless from any and all direct and indirect liabilities, losses, or costs or expenses resulting from acting upon such transactions.

Subject to the terms and conditions herein and in the applicable Fund's prospectus and statement of additional information, the undersigned releases and agrees to hold harmless Chase, JPMFD, the Funds, or any of their affiliates or agents against any claim, liability, loss, damage, and expense for any act or failure to act in connection with Fund shares, any related investment account, priviledges or services, and oral and written instructions relating thereto.

The undersigned certifies that any tax certifications made to Chase and its affiliates may be used by and relied upon by JPMFD, the Funds or any of their affilates or agents.


Check One: [_] U.S. Citizen        [_] Resident Alien
            _
           [_] Non-Resident Alien; Country of Tax Residency ___________________*

A W-8 Form will be forwarded to you under separate cover. Please complete, sign, and return as instructed.



Under the penalties of perjury, the undersigned certifies that (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and 2. I am not subject ot backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. resident alien). (If the undersigned is subject to backup withholding, cross out item (2) above).

Individual


 _____________________________________________________________    _____________
[_____________________________________________________________]  [_____________]
Signature                                                        Date

 _____________________________________________________________    _____________
[_____________________________________________________________]  [_____________]
Signature                                                        Date


Corporations, Partnerships, or Other Entity

 _____________________________       _________________________    _____________
[_____________________________]     [_________________________]  [_____________]
Signature                                      Title             Date
 _____________________________       _________________________    _____________
[_____________________________]     [_________________________]  [_____________]
Signature                                      Title             Date

11. Certificate of Authority
--------------------------------------------------------------------------------

A.  PARTNERSHIPS AND TRUSTS (Even if you are the sole trustee)

The above signed certify (certifies) that they are all the general partners/trustees of the Shareholder and that they have done the following under the authority of the Shareholder's partnership agreement/trust instrument:
(1) empowered the general partner/trustee executing this Application to do so on behalf of the shareholder, and (2) empowered the below-named Authorized Person(s) to effect securities transactions for the Shareholder on the terms described above. This authorization will remain in full force until otherwise notified in writing by the Partnership or Trust. If there are not enough spaces here for all the necessary signatures, complete a separate certificate containing the language of Certificate A and attach it to the Application.


 _____________________________       _________________________    _____________
[_____________________________]     [_________________________]  [_____________]
Name/Title                                   Signature           Date



 _____________________________       _________________________    _____________
[_____________________________]     [_________________________]  [_____________]
Name/Title                                   Signature           Date


B.  CERTICATION OF CORPORATE RESOLUTION (Required for Corporations)

The above signed is(are) duly authorized by corporate resolution or otherwise to act on behalf of the Company in connection with the Company's ownership of shares of the Fund(s). In particular, and without limitation of the foregoing, said individual(s) is(are) authorized to give instructions for the purchase, sale or transfer of said shares and to execute any necesssary forms in connection therewith. The Fund(s) and the agents of the Fund(s) may consider this authorization to be in full force and effect until otherwise notified in writing by the Company.


In Witness Whereof, the undersigned has executed this certification this

_____________________ day of ___________________, 20



Secretary_________________________________________

Another officer if Secretary) is authorized to act pursuant to the above.

To Be Completed By Institutional Investors, Corporations, Partnerships and Trusts Only

12.  Person(s) Authorized To Conduct Transactions
--------------------------------------------------------------------------------
The following persons ("Authorized Person(s)") are currently officers, trustees, general partners, or other authorized agents of the Shareholder. Any _______* of the Authorized Person(s) is, by lawful and appropriate action of the Shareholder, a person entitled to give instructions regarding purchases and redemptions or to make inquiries, regarding your Account.

 _____________________________________   _____________________    _____________
[_____________________________________] [_____________________]  [_____________]
Name/Title                              Signature                Date
 _____________________________________   _____________________    _____________
[_____________________________________] [_____________________]  [_____________]
Name/Title                              Signature                Date
 _____________________________________   _____________________    _____________
[_____________________________________] [_____________________]  [_____________]
Name/Title                              Signature                Date
 _____________________________________   _____________________    _____________
[_____________________________________] [_____________________]  [_____________]
Name/Title                              Signature                Date

DST Systems, Inc. ("DST") may, without inquiry, act upon the instructions (whether verbal, written, or provided by wire, telecommunication, or any other process) of any person claiming to be an Authorized Person. Neither DST nor any entity on behalf of which DST is acting shall be liable for any claims or expenses (including legal fees) or for any losses, resulting from actions taken upon any instructions believed to be genuine. DST may continue to rely on the instructions made by any person claiming to be an Authorized Person until it is informed through an amended Application that the person is no longer an Authorized Person and it has a reasonable period (not to exceed one week) to process the amended Application. Provisions of this Application shall be equally applicable to any successor of DST.

*If this space is left blank, any one Authorized Person is authorized to give instructions and make inquiries. Verbal instructions will be accepted from any one Authorized Person. Written instructions will require signatures of the number of Authorized Persons indicated in this space.

--------------------------------------------------------------------------------

14. Privacy Policy
_______________________________________________________________________________

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

Protecting the Confidentiality of Our Client Information

We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies, for example, authorize access to client information only by individuals who need access to do their work.

Who is Covered by the Privacy Policy

This Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close you account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

Information We Have About You

We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as you address and social security numbers), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through inquiries by mail, e-mail or telephone.

Sharing Information For Legal and Routine Business Reasons and For Joint
Marketing

We may disclose information we have about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or other applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we have about you, as described above, with firms that perform administrative or marketing services on our behalf, or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.

J.P. Morgan Fund Distributors, Inc. as distributor of the Fund does not collect or retain nonpublic personal financial information relating to any past, present of prospective shareholder of the Fund. From time to time, the Fund or companies that provide services to the Fund may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Fund. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at (800) 348-4782.

Return form to your account officer or:

The Chase Manhattan Bank, New Account Processing, P.O. Box 92790, Rochester, NY 14692-8890

     For Internal Use Only (to be completed by Chase Account Representative)

      ____________________________      _____________________    _____________
     [____________________________]    [_____________________]  [_____________]
     JPMorgan Chase Bank Division       Profit/Cost Center       Dealer

      ____________________________                               _____________
     [____________________________]                             [_____________]
     Account Representative Name                                 Social Code

      ____________________________           _________________________________
     [____________________________]         [_________________________________]
     Account Representative No.             Account Representative Telephone No.

--------------------------------------------------------------------------------

  NEW JERSEY                                600 Fifth Avenue, New York, NY 10020
  DAILY MUNICIPAL                           (212) 830-5220
  INCOME FUND, INC.

 ===============================================================================
                       STATEMENT OF ADDITIONAL INFORMATION


                                  May 31, 2002

            RELATING TO THE ProspectusES FOR THE CLASS A, CLASS B AND
 J.P. MORGAN SELECT CLASS SHARES OF NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.
                               DATED MAY 31, 2002

This Statement of Additional Information (SAI) is not a Prospectus. The SAI expands upon and supplements the information contained in the current Prospectuses of the New Jersey Daily Municipal Income Fund, Inc. (the "Fund") dated May 31, 2002, and should be read in conjunction with each Prospectus.


A Prospectus may be obtained from any Participating Organization or by writing or calling the Fund toll-free at (800) 221-3079. The audited Financial Statements of the Fund have been incorporated by reference into the SAI from the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll-free number provided. The material relating to purchase, redemption and pricing of shares has been incorporated by reference to each Prospectus.

If you wish to invest in J.P. Morgan Select class shares of the New Jersey Daily Municipal Income Fund, Inc. you should obtain a separate prospectus by writing to J.P. Morgan Select class of shares Service Center, P.O. Box 219392, Kansas City, Missouri 64121-9392 or by calling (800) 348-4782.

This Statement of Additional Information is incorporated by reference into each Prospectus in its entirety.


                                Table of Contents

Fund History..................................... 2    Capital Stock and Other Securities.........................20
Description of the Fund and Its Investments            Purchase, Redemption and Pricing of Shares.................21
  and Risks...................................... 2    Taxation of the Fund.......................................22
Management of the Fund...........................13    Underwriters...............................................24
Control Persons and Principal Holders of               Calculation of Performance Data............................24
  Securities.....................................15    Financial Statements.......................................25
Investment Advisory and Other Services...........16    Description of Ratings.....................................26
Brokerage Allocation and Other Practices.........20    Taxable Equivalent Yield Tables............................27


I.   FUND HISTORY

The Fund was incorporated on July 24, 1990 in the state of Maryland.

II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS


The Fund is an open-end, management investment company that is a tax-exempt money market fund. The Fund's investment objectives are to seek a high level of current income exempt from regular federal income tax and New Jersey gross income tax consistent with preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.


The following discussion expands upon the description of the Fund's investment strategies in the Prospectus.


The Fund's assets will be invested primarily in (i) high quality debt obligations issued by or on behalf of the State of New Jersey, other states, territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, currently exempt from regular federal income taxation and in (ii) Participation Certificates, which cause the Fund to be treated as the owner of the underlying municipal obligations for federal income tax purposes, in municipal obligations purchased from banks, insurance companies or other financial institutions ("Participation Certificates"). These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Statement of Additional Information as Municipal Obligations.

The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its net assets in securities, the interest income on which is subject to regular federal, state and local income tax. The Fund may purchase, without limit, securities and Participation Certificates whose interest income may be subject to federal alternative minimum tax. The Fund may invest more than 25% of its assets in Participation Certificates purchased from banks in industrial revenue bonds and other New Jersey Municipal Obligations. In view of this possible "concentration" in bank Participation Certificates in New Jersey Municipal Obligations, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Demand Instruments and Participation Certificates" herein). The investment objectives of the Fund may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund. As used herein, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.


The Fund may only purchase United States dollar-denominated securities that have been determined by Reich & Tang Asset Management, LLC (the "Manager") to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means: (i) securities which have or are deemed to have remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs"); or (ii) unrated securities determined by the Manager to be of comparable quality. In addition, securities which have or are deemed to have remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e. with maturities greater than 397 days) and that are deemed unrated securities may be purchased if they have received a long-term rating from the Requisite NRSROs in one of the three highest rating categories. Provided, however, that such security may not be purchased if it (i) does not satisfy the rating requirements set forth in the preceding sentence and (ii) has received a long-term rating from any NRSRO that is not within the three highest long-term rating categories. A determination of comparability by the Manager is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's or "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments. It is the Fund's policy to only invest in securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by the Requisite NRSROs, or are unrated securities that have been determined by the Manager to be of comparable quality.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Manager of the Fund shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.

In addition, in the event that a security, as amended, (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act") or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issue of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission (the "SEC") of such fact and of the actions that the Fund intends to take in response to the situation.

All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund's portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.


With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations issued by a single issuer. However, the Fund shall not invest more than 5% of its total assets in Municipal Obligations issued by a single issuer, unless such Municipal Obligations are of the highest quality.


The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code ("Code"). The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, government securities, regulated investment company securities and other securities. The other securities must be limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than Government securities or regulated investment company securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

Description Of Municipal Obligations

As used herein, "Municipal Obligations" include the following as well as "Variable Rate Demand Instruments" and "Participation Certificates".

1. Municipal Bonds with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities"). They generally have a maturity at the time of issue of one year or more and are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

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     In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on IRBs is generally exempt, with certain exceptions, from regular federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the Participation Certificates in IRBs purchased by the Fund will be supported by letters of credit, guarantees or insurance that meet the definition of Eligible Securities at the time of acquisition and provide the demand feature which may be exercised by the Fund at any time to provide liquidity. Shareholders should note that the Fund may invest in IRBs acquired in transactions involving a Participating Organization. In accordance with Investment Restriction 6 herein, the Fund is permitted to invest up to 10% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) meeting the definition of Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature.

2. Municipal Notes with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. The Fund's investments may be concentrated in Municipal Notes of New Jersey issuers.

3. Municipal Commercial Paper that is an Eligible Security at the time of acquisition. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing. They are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

4. Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses. These clauses provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution. These types of Municipal Leases may be considered illiquid and subject to the 10% limitation of investments in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of Municipal Leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any Municipal Leases are illiquid, such lease will be subject to the 10% limitation on investments in illiquid securities.

5. Any other federal tax-exempt obligations, and to the extent possible, New Jersey gross income tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions whose inclusion in the Fund would be consistent with the Fund's investment objectives, policies and risks described herein and permissible under Rule 2a-7 under the 1940 Act.

Variable Rate Demand Instruments and Participation Certificates

Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations. They provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.

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The variable rate demand instruments in which the Fund may invest are payable on demand on not more than thirty calendar days' notice and may be exercised at any time or at specified intervals not exceeding 397 days depending upon the terms of the instrument. Variable rate demand instruments that cannot be disposed of properly within seven days in the ordinary course of business are illiquid securities. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to 397 days. The adjustments are based upon the "prime rate"* of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund decides which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may purchase variable rate demand instruments only if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of a default in the payment of principal or interest on the underlying securities, that is an Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as an Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or if unrated, is determined to be of comparable quality by the Manager. The Manager may determine that an unrated variable rate demand instrument meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets the quality criteria for the Fund stated herein or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever not deemed to be an Eligible Security, the Fund either will sell it in the market or exercise the demand feature.

The variable rate demand instruments that the Fund may invest in include Participation Certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Obligations (expected to be concentrated in IRBs) owned by such institutions or affiliated organizations. The Fund will not purchase Participation Certificates in fixed rate tax-exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner thereof for federal income tax purposes. A Participation Certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Manager of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the Participation Certificate back to the institution. Where applicable, the Fund can draw on the letter of credit or insurance after no more than 30 days notice either at any time or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Fund intends to exercise the demand only (i) upon a default under the terms of the bond documents, (ii) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares or (iii) to maintain a high quality investment portfolio. The institutions issuing the Participation Certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the Participation Certificate bear the cost of the insurance. However, the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund. The Manager has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above.

Because the Fund may concentrate in Participation Certificates in New Jersey Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of its net assets in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities. This includes, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

----------

* Prime rate is generally the rate charged by a bank to its most creditworthy customers for short-term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent state law contains such limits, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the portfolio may contain variable rate demand Participation Certificates in fixed rate Municipal Obligations. The fixed rate of interest on these Municipal Obligations will be a ceiling on the variable rate of the Participation Certificate. In the event that interest rates increase so that the variable rate exceeds the fixed rate on the Municipal Obligations, the Municipal Obligations can no longer be valued at par and may cause the Fund to take corrective action, including the elimination of the instruments from the portfolio. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rates", or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

Because of the variable rate nature of the instruments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (i) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (ii) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to be an Eligible Security it will be sold in the market or through exercise of the repurchase demand feature to the issuer.

When-Issued Securities

New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate received on these Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund's commitment to purchase. Although the Fund only makes commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way; that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it will not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax.

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Stand-by Commitments

When the Fund purchases Municipal Obligations, it may also acquire stand-by commitments from banks and other financial institutions. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.

The amount payable to the Fund upon its exercise of a stand-by commitment normally will be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund will value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable will be substantially the same as the market value of the underlying Municipal Obligation.


The Fund's right to exercise a stand-by commitment will be unconditional and unqualified. A stand-by commitment will not be transferable by the Fund, although it can sell the underlying Municipal Obligation to a third party at any time.

The Fund expects stand-by commitments to generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after the acquisition of each stand-by commitment.

The Fund will enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks. If the issuer of the Municipal Obligation does not meet the eligibility criteria, the issuer of the stand-by commitment will have received a rating which meets the eligibility criteria or, if not rated, will present a minimal risk of default as determined by the Manager. The Fund's reliance upon the credit of these banks and broker-dealers will be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.

The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from federal income tax while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund will be valued at zero in determining net asset value. In those cases in which the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments will not affect the dollar-weighted average maturity of the Fund's portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments the Fund may enter into are subject to certain risks. These include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.

Taxable Securities


Although the Fund will attempt to invest 100% of its total assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its net assets in securities of the kind described below. The interest income from such securities is subject to regular federal or New Jersey state income tax. The Fund may purchase and hold such taxable securities under any one or more of the following circumstances: (i) pending investment of proceeds of sales of Fund shares or of portfolio securities, (ii) pending settlement of purchases of portfolio securities, and (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% in such taxable securities when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (i) obligations of the United States Government or its agencies, instrumentalities or authorities, (ii) commercial paper meeting the definition of Eligible Securities at the time of acquisition, (iii) certificates of deposit of domestic banks with assets of $1 billion or more, and (iv) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own. The Fund may also purchase, without limit, securities and Participation Certificates whose interest income may be subject to federal alternative minimum tax.

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Repurchase Agreements

The Fund may invest in instruments subject to repurchase agreements with securities dealers or member banks of the Federal Reserve System. Under the terms of a typical repurchase agreement, the Fund will acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon. Additionally, the Fund or its custodian shall have possession of the collateral, which the Fund's Board believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than will be the case with securities owned by the Fund. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment, together with illiquid securities held by the Fund, exceeds 10% of the Fund's total net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.

New Jersey Risk Factors


The following represents special considerations regarding investment in New Jersey Municipal Obligations. This information provides only a brief summary, does not purport to be a complete description and is largely based on information drawn from Official Statements relating to securities offerings of the State of New Jersey available as of the date of this Statement of Additional Information. The Fund has not independently verified the accuracy and completeness of the information contained in such Office Statements.

There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on the State of New Jersey (the "State") or local government finances generally, will not adversely affect the market value of New Jersey Municipal Obligations held by the Fund or the ability of particular issuers to make timely payments of debt service on these obligations.


State Finance
-------------


New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. After enjoying an extraordinary boom during the mid-1980's, New Jersey, as well as the rest of the Northeast, slipped into a slowdown well before the national recession which officially began in July 1990 (according to the National Bureau of Economic Research). At the onset of that recession, New Jersey experienced accelerated declines in its construction and manufacturing sectors and overall increases in the rates of unemployment. In the wake of the continued expansion of the national economy which began in late 1993, New Jersey's economy experienced a protracted recovery that in 1994 began to generate internal momentum due to increases in employment and income levels. From 1994 to 2000, unemployment in New Jersey receded while home-building and retail sales have increased steadily from 1992 lows. Economic performance in calendar year 2001 through June moderated from the peak levels of 2000 as New Jersey has paralleled the national slow-down. April economic forecasts for the national and State economies project a weaker economic performance in 2002 than was anticipated at the beginning of Fiscal Year 2002. As of April 2002, such forecasts project an economic recovery in the second half of 2002 leading to economic performance in 2003 that is generally stronger that was expected at the beginning of Fiscal Year 2002. It is possible that the State and the nation may experience further near-term contraction of the economy and the expected recovery may be delayed into late 2002 if consumers, investors and businesses remain more cautious than currently assumed.

The largest part of the total financial operations of the State is accounted for in the General Fund, which is the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made. New Jersey's Constitution and budget and appropriations system require a balanced budget. Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State purposes must be provided for in one general appropriation law covering one and the same fiscal year. The State's current Fiscal Year ends June 30th.

The budget for Fiscal Year 2002 became effective July 1, 2001. The Fiscal Year 2001 budget produced a Fund Balance in the General Fund of approximately $197.5 million at the end of Fiscal Year 2001. New Jersey is experiencing a Fiscal Year 2002 revenue decline as a result of the events of September 11, 2001 and a slowing economy. The Governor's Fiscal Year 2003 Budget Message states that revenue estimates for Fiscal Year 2002 are $2.0 billion less than had been expected at the time of certification of revenues in June 2001.


The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal and interest payments required to fully pay the debt. No general obligation debt can be issued by the State without prior voter approval.


The State made appropriations for principal and interest payments for general obligation bonds for Fiscal Years 1999, 2000, 2001 and 2002 in the amounts of $501.1 million, $518.7 million, $530.0 and $493 million, respectively. The aggregate outstanding general obligation bonded indebtedness of the State as of June 30, 2001 was $3.47 billion. The State's Master Lease Program is used primarily to finance various departmental equipment needs at tax-exempt rates by issuing Certificates of Participation. Beginning in Fiscal Year 1996 the State modified the Master Lease Program and began using a line of credit as the preferred method of financing various departmental equipment needs. As of June 30, 2001, outstanding Certificates of Participation totaled $183.9 million, which includes the States' outstanding balance on its line of credit totaling $98.8 million.

As of May 15, 2002, S&P, Moody's and Fitch Ratings ("Fitch") rate the State's long-term general obligation debt "AA+", "Aa2" and "AA", respectively. In December 2001, Moody's adjusted its outlook for New Jersey's economy from "stable" to "negative". On January 11, 2002, Standard & Poor's placed New Jersey's "AA+" rating on Credit Watch with negative implications. The State's Certificates of Participation are rated AA by S&P and Aa3 by Moody's. There is no assurance that such ratings will continue for any given period of time or that either rating will not be suspended, lowered or withdrawn entirely by S&P, Moody's or Fitch if, in the judgment of S&P, Moody's or Fitch, circumstances so warrant. Any explanation of the significance of the ratings may be obtained only from S&P, Moody's and Fitch.

Aside from its general obligation bonds, the State's "moral obligation" backs certain obligations issued by the Higher Education Student Assistance Authority, the New Jersey Housing and Mortgage Finance Agency and the South Jersey Port Corporation (the "Corporation"). As of June 30, 2001, there was outstanding in excess of $763.5 million of moral obligation bonded indebtedness issued by such entities, for which the maximum annual debt service was approximately $53.64 million for Fiscal Year 2002. In addition, the State guarantees the payments of obligations of the New Jersey Sports and Exposition Authority and has incurred other obligations on a "subject to appropriation basis." As of June 30, 2001, the total of these obligations, including the "moral obligation" debt was approximately $10.90 billion. At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and it's employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the Tort Claims Act. An independent study estimated an aggregate potential exposure of $105.10 million for claims pending, as of December 31, 2001. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims. New Jersey is involved in a number of lawsuits in which adverse decisions could materially affect revenue or expenditures. Such cases include challenges to constitutionality of annual A-901 hazardous and solid waste licensure renewal fees collected by the State, challenges to the State's "family cap" on welfare benefits, challenges to the State's funding mechanism for school districts within the State, challenges to the State's provision of early childhood education services, challenges to the State's Medicaid reimbursement procedures, and challenges to the State's highway and tunnel development funding mechanisms.

Municipal Finance
-----------------

New Jersey's local finance system is regulated by various statutes designed to assure that all local governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the State Department of Community Affairs.

Counties and Municipalities
---------------------------

The Local Budget Law imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be independently audited by a registered municipal accountant. The Division reviews all municipal and county annual budgets prior to adoption. The Director is empowered to require changes for compliance with law as a condition of approval; to disapprove budgets not in accordance with law; and to prepare the budget of a local unit if the local unit is unwilling to prepare a budget in accordance with law. This process insures that every municipality and county annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and makes adequate provision for principal of and interest on indebtedness falling due in the fiscal year, deferred charges and other statutory expenditure requirements.

The Local Government Cap Law (the "Cap Law") generally limits the year-to-year increase of the total appropriations of any municipality and the tax levy of any county to either 5% or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds 5%, the Cap Law permits the governing body of any municipality or county to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than 5%, the Cap Law also permits the governing body of any municipality or county to approve the use of a higher percentage rate up to 5%. Certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to these limitations are municipal and county appropriations to pay debt service requirements; to comply with other State or Federal mandates enacted after the effective date of the Cap Law; amounts approved by referendum; and, in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the Municipal Finance System.

State law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within three months of the end of the fiscal year (six months in the case of the counties) in which issued. No local unit is permitted to issue bonds for the payment of current expenses. Local units may not issue bonds to pay outstanding obligations, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis, which is the three year average of the equalized value of all taxable real property and improvements within the geographic boundaries of the local unit. Authorized net capital debt is limited to 3.5% of the equalized valuation basis in the case of municipalities and 2% of the equalized valuation basis in the case of counties. The debt limit of a county or municipality, with certain exceptions, may be exceeded only with the approval of the Local Finance Board.

Chapter 75 of the Pamphlet Laws of 1991, signed into law on March 28, 1991, required certain municipalities and permitted all other municipalities to adopt the State fiscal year in place of the existing calendar fiscal year. A statutory amendment provides that any municipality operating under the State fiscal year shall continue to operate under the State fiscal year, and any municipality which was required to change to the State fiscal year but failed to implement the change shall continue to operate under the calendar year fiscal year. Notwithstanding the foregoing, any municipality may apply to the Local Finance Board for approval to convert to the State fiscal year, and the Board shall approve the conversion if it finds it is in the interest of the taxpayers of the municipality to change. Municipalities that change fiscal years must adopt a six month transition budget for January to June. Since expenditures would be expected to exceed revenues primarily because state aid for the calendar year would not be received by the municipality until after the end of the transition year budget, the Act authorizes the issuance of Fiscal Year Adjustment Bonds to fund the one time deficit for the six month transition budget. The Act provides that the deficit in the six month transition budget may be funded initially with bond anticipation notes based on the estimated deficit in the six month transition. Notes issued in anticipation of Fiscal Year Adjustment Bonds, including renewals, can only be issued for up to one year unless the Local Finance Board permits the municipality to renew them for a further period. The Local Finance Board must confirm the actual deficit experienced by the municipality. The municipality then may issue Fiscal Year Adjustment Bonds to finance the deficit on a permanent basis. The purpose of the Act is to assist municipalities that are heavily dependent on state aid and that have had to issue tax anticipation notes to fund operating cash flow deficits each year. While the Act does not authorize counties to change their fiscal years, it does provide that counties with cash flow deficits may issue Fiscal Year Adjustment Bonds as well.

School Districts
----------------

New Jersey's school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but the State supervision of school finance closely parallels that of local governments. The State Department of Education has been empowered with the necessary and effective authority in extreme cases to take over the operation of local school districts which cannot or will not correct severe and complex educational deficiencies.

School Budgets
--------------

In each school district having a Board of School Estimate, the Board of School Estimate examines the budget request and fixes the appropriation amounts for the next year's operating budget after a public hearing. This board, whose composition is fixed by statute, certifies the budget to the municipal governing bodies and to the local board of education. If the local board of education disagrees, it must appeal to the State Commissioner of Education (the "Commissioner") to request changes.

In each school district without a Board of School Estimate, the elected board of education develops the budget proposal and, after public hearing, submits to the voters of such district for approval. Previously authorized debt service is not subject to referendum in the annual budget process. If approved, the budget goes into effect. If defeated, the governing body of each municipality, after consultation with the board of education, shall determine the amount necessary to be appropriated for each item appearing in the budget and certify the total amounts to the county board of taxation. Within 15 days after the governing body makes the certification to the county board of taxation, the board of education shall notify the governing body if it intends to appeal to the Commissioner the amount which the governing body determined to be necessary to be appropriated. If the governing body fails to certify any amount determined by them to be necessary for any item rejected at the school election, the Commissioner shall determine the amount necessary to be appropriated.

School District Bonds
---------------------

School district bonds and temporary notes are issued in conformity with the School Bond Law. Schools are subject to debt limits and to State regulation of their borrowing. The debt limitation on school district bonds depends upon the classification of the school district, but may be as high as 4% of the average equalized valuation basis of the constituent municipality. In certain cases involving school districts in cities with populations exceeding 100,000, the debt limit is 8% of the average equalized valuation basis of the constituent municipality, and in cities with population in excess of 80,000 the debt limit is 6% of the aforesaid average equalized valuation.

School District Lease Purchase Financings
-----------------------------------------

In 1982, school districts were given an alternative to the traditional method of bond financing capital improvements pursuant to the Lease Purchase Law. The Lease Purchase Law permits school districts to acquire a site and school buildings through a lease purchase agreement with a private lessor corporation. The lease purchase agreement does not require voter approval. The rent payments attributable to the lease purchase agreement are subject to annual appropriation by the school district and are required to be included in the annual current expense budget of the school district. Furthermore, the rent payments attributable to the lease purchase agreement do not constitute debt of the school district and therefore do not impact on the school district's debt limitation. Lease purchase agreements in excess of five years require the approval of the Commissioner and the Local Finance Board.

Local Financing Authorities
---------------------------

The Local Authorities Fiscal Control Law provides for state supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the State Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies created by counties or municipalities, which are empowered to issue bonds, to impose facility or service charges, or to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, sewer, street lighting, etc.).

Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director of the Division of Local Government Services. The Local Finance Board exercises approval power over the creation of new authorities and special districts as well as their dissolution. The Local Finance Board also reviews, conducts public hearings and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a municipality or county and an authority or special district. The Director reviews and approves annual budgets of authorities and special districts.

The Fund believes the information summarized above describes some of the more significant aspects relating to the Fund. The sources of such information are the official statements of issuers located in New Jersey as well as other publicly available documents. While the Sponsors have not independently verified this information, they have no reason to believe that such information is not correct in all material respects.

Investment Restrictions

The Fund has adopted the following fundamental investment restrictions. They may not be changed unless approved by a majority of the outstanding shares of the Fund. The term "majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:


1. Make portfolio investments other than as described under "Description of the Fund and Its Investments and Risks". Any other form of federal tax-exempt investment must meet the Fund's high quality criteria, as determined by the Manager, and be consistent with the Fund's objectives and policies.


2. Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes. This includes the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

4. Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options. However, securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Description of the Fund and Its Investments and Risks" herein.

5. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

6. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment, together with securities that are not readily marketable held by the Fund, exceeds 10% of the Fund's net assets.

7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests. This shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.

8. Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Description of the Fund and Its Investments and Risks" herein.

9. Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

10. Invest more than 25% of its assets in the securities of "issuers" in any single industry. The Fund may invest more than 25% of its assets in Participation Certificates and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-government user, then such non-government user will be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit will be considered a separate security and will be treated as an issue of such government, other entity or bank. Immediately after the acquisition of any securities subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 of the 1940 Act), with respect to 75% of the total assets of the Fund, not more than 10% of the Fund's assets may be invested in securities that are subject to a Guarantee or Demand Feature from the same institution. However, the Fund may only invest more than 10% of its assets in securities subject to a Guarantee or Demand Feature issued by a Non-Controlled Person (as such term is defined in Rule 2a-7 of the 1940
     Act).

11. Invest in securities of other investment companies. The Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

12. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with a permitted borrowing. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

III.  MANAGEMENT OF THE FUND


The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, has employed the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be partners or officers of CDC IXIS Asset Management North America L.P., the managing member of the Manager or its affiliates. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.

The Board has formed an Audit Committee that meets annually to review the Fund's financial statements with the independent accountants and to report on its findings to the Board. The members of the Committee are W. Giles Mellon, Robert Straniere and Yung Wong. The Committee met one time during the fiscal year ended January 31, 2002. The Board has also formed a Nominating Committee comprised of
W. Giles Mellon, Robert Straniere and Yung Wong to whose discretion the selection and nomination of directors who are not "interested persons," as defined in the 1940 Act, of the Fund is committed. The Nominating Committee did not hold any meetings during the fiscal year ended January 31, 2002. This committee currently does not consider nominees recommended by shareholders.

The Directors and Officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, New York 10020.

Disinterested Directors:
------------------------

Dr. W. Giles Mellon, 71 - Director of the Fund since 1990, is Professor of Business Administration in the Graduate School of Management, Rutgers University, with which he has been associated since 1966. His address is Rutgers University Graduate School of Management, 92 New Street, Newark, New Jersey 07102. Dr. Mellon is also a Director/Trustee of 10 other funds in the Reich & Tang Fund Complex.

Robert Straniere, 61 - Director of the Fund since 1990, has been a member of the New York State Assembly since 1981, owner of the Straniere Law Firm since 1980 and counsel at Fisher, Fisher & Berger since 1995. His address is 182 Rose Avenue, Staten Island, New York 10306. Mr. Straniere is also a Director/Trustee of 10 other funds in the Reich & Tang Fund Complex and a Director of WPG Funds Group.

Dr. Yung Wong, 63 - Director of the Fund since 1990, is the Managing Director of Abacus Associates, an investment firm, since 1996. His address is 29 Alden Road, Greenwich, Connecticut 06831. Dr. Wong is also a Director/Trustee of 10 other funds in the Reich & Tang Fund Complex.

Interested Director and Officers:
---------------------------------

Steven W. Duff, 48 - President and Director of the Fund since 1994, has been President of the Mutual Funds Division of the Manager since 1994. Mr. Duff is also President and a Director/Trustee of 10 other funds in the Reich & Tang Fund Complex, Director of Pax World Money Market Fund, Inc., Executive Vice President of Delafield Fund, Inc. and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc. Mr. Duff may be deemed an "interested person" of the Fund, as defined in the 1940 Act, on the basis of his affiliation with the Manager.


Molly Flewharty, 51 - Vice President of the Fund since 1990, is Senior Vice President of the Mutual Funds Division of the Manager and has been associated with the Manager since 1977. Ms. Flewharty is also Vice President of 13 other funds in the Reich & Tang Fund Complex.

Lesley M. Jones, 53 - Vice President of the Fund since 1990, is Senior Vice President of the Mutual Funds Division of the Manager and has been associated with the Manager since 1973. Ms. Jones is also a Vice President of 9 other funds in the Reich & Tang Fund Complex.

Dana E. Messina, 45 - Vice President of the Fund since 1990, is Executive Vice President of the Mutual Funds Division of the Manager and has been associated with the Manager since 1980. Ms. Messina is also Vice President of 10 other funds in the Reich & Tang Fund Complex.

Richard DeSanctis, 45 - Treasurer of the Fund since 1992 and Assistant Secretary of the Fund since 2001, is Executive Vice President, Chief Financial Officer and Treasurer of the Manager and has been associated with the Manager since 1990. Mr. DeSanctis is also Treasurer and Assistant Secretary of 12 other funds in the Reich & Tang Fund Complex, and is Vice President and Treasurer of Cortland Trust, Inc.

Rosanne Holtzer, 37 - Assistant Treasurer of the Fund since 1998 and Secretary of the Fund since 2001, is Senior Vice President of the Mutual Funds division of the Manager and has been associated with the Manager since 1986. Ms. Holtzer is also Assistant Treasurer and Secretary of 13 other funds in the Reich & Tang Fund Complex.

The following table shows the dollar range of Fund shares beneficially owned by each Director as of December 31, 2001:



                                                                         Aggregate Dollar Range of Equity
                                                                      Securities in All Funds Overseen or to be
                              Dollar Range of Equity Securities in    Overseen by Director or Nominee in Family
Name of Director                            the Fund                           of Investment Companies
----------------               -----------------------------------    -----------------------------------------

Disinterested Directors:
------------------------
W. Giles Mellon                               None                                $10,001 - $50,000
Robert Straniere                              None                                $10,001 - $50,000
Yung Wong                                     None                                  Over $100,000

Interested Director:
--------------------
Steven W. Duff                                None                                $10,001 - $50,000



The Fund paid an aggregate remuneration of $9,750 to its directors with respect to the period ended January 31, 2002, all of which consisted of Directors' fees paid to the three disinterested Directors, pursuant to the terms of the Investment Management Contract (see "Manager" herein).


As of October 1, 2001, Directors of the Fund not affiliated with the Manager receive from the Fund an annual retainer of $2,000 and a fee of $250 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are affiliated with the Manager do not receive compensation from the Fund. (See "Compensation Table".)

                               Compensation Table

                                Aggregate        Pension or Retirement     Estimated Annual      Total Compensation
        Name of Person,   Compensation From the   Benefits Accrued as       Benefits Upon        From Fund and Fund
            Position            Fund             Part of Fund Expenses        Retirement          Complex Paid to
                                                                                                     Directors*


Dr. W. Giles Mellon,              $3,250                   0                      0              $57,625 (13 Funds)
Director

Robert Straniere,                 $3,250                   0                      0              $57,625 (13 Funds)
Director

Dr. Yung Wong,                    $3,250                   0                      0              $57,625 (13 Funds)
Director


* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending January 31, 2002. The total number of funds in the same Fund Complex from which the directors receive compensation is listed in parenthesis. A fund is considered to be in the same complex if, among other things, it shares a common investment adviser with the Fund.

IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


On April 30, 2002 there were 114,673,301 Class A shares outstanding, 11,559,460 Class B shares outstanding, and 71,863,454 J.P. Morgan Select Class shares outstanding. As of April 30, 2002 ,the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of any Class of the Fund's outstanding shares as of April 30, 2002:


                                                                  Nature of
Name and Address                        % of Class                Ownership
----------------                        ----------                ---------

Class A Shares
--------------
Neuberger & Berman                         29.59%                  Record
55 Water Street - 27th Floor
New York,  NY  10041

ICCC                                       29.41%                  Record
One South Street - 18th Street
Baltimore,  MD  21202

Pershing Div. Of DLJ Sec's Corp.           14.98%                  Record
One Pershing Plaza
Jersey City,  NJ  07399-0002


Class B Shares
--------------
Lowell Millar                              19.50%                Beneficial
66 Fernwood Road
Summit,  NJ  07901

James A. Coufos                            15.33%                Beneficial
21 Cape Andover
Newport Beach,  CA  92660-8401

Victor Garber                              12.23%                Beneficial
42 Bouvant Drive
Princeton,  NJ  08540-1209

Michael and Roberta Colton                  8.12%                Beneficial
744 Carroll Place
Teaneck,  NJ  07666-3302

Jennifer & Lowell Millar                    6.77%                Beneficial
66 Fernwood Road
Summit,  NJ  07901

John L. Alfano                              5.47%                  Record
C/O Schooner Capital Group
600A Lake Street
Ramsey,  NJ  07446-1245


J.P. Morgan Select Class of Shares
----------------------------------
IFTC/Vista Mutual Funds                      100%                  Record
210 West 10th Street
J.P. Morgan Service Center
Kansas City,  MO  64105

V.  INVESTMENT ADVISORY AND OTHER SERVICES


The investment manager for the Fund is Reich & Tang Asset Management, LLC, a Delaware limited liability company with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was, as of April 30, 2002, investment manager, adviser, or sub-adviser with respect to assets aggregating in excess of $16 billion. In addition to the Fund, the Manager acts as investment manager or sub-adviser of seventeen other registered investment companies, of which it acts as administrator for thirteen. The Manager also advises pension trusts, profit-sharing trusts and endowments.

RTAMLLC is a registered investment adviser whose origins date back to 1970. CDC IXIS Asset Management North America, L.P. ("CDCIAMNA") is the managing member and owner of a 99.5% membership interest in Reich & Tang Asset Management, LLC, a limited liability company. CDC IXIS Asset Management Holdings, LLC, wholly-owned by CDCIAMNA, is the owner of the remaining 0.5% membership interest in Reich & Tang Asset Management, LLC. CDCIAMNA's general partner, CDC IXIS Asset Management US, LLC ("CDCIAMUS"), is a wholly-owned subsidiary of CDC IXIS Asset Management US Corporation ("CDCIAMUSC"). CDCIAMUSC is the sole limited partner of CDCIAMNA. CDCIAMUSC is a wholly-owned subsidiary of CDC IXIS Asset Management, a French company ("CDCIAM"). CDCIAM is majority-owned by CDC Finance-CDC IXIS and indirectly owned, through CDC Finance-CDC IXIS, Caisse Nationale des Caisses D'Epargne and EULIA, by Caisse des Depots et Consignations ("CDC"). CDC was created by French Government legislation and currently is supervised by the French Parliament.

The fifteen principal subsidiaries or affiliated asset management firms of CDCIANMA, collectively, have more than $134 billion in assets under management or administration as of March 31, 2002.

On April 18, 2002, the Board of Directors, including a majority of the Directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, most recently approved the continuance of the Investment Management Contract for a term extending to April 30, 2003. The contract may be continued in force for successive twelve-month periods beginning each May 1, provided that such continuance is specifically approved annually by a majority vote of the Fund's outstanding voting securities or by its Board of Directors, and in either case by a majority of the Directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

In determining whether to approve the continuance of the Investment Management Contract, the Board considered information about the Manager, the performance of the Fund and certain additional factors described below that the Board deemed relevant. The following summary highlights the materials and factors that the Board considered, and the conclusions the Board reached, in approving the continuance of the Investment Management Contract.

The Manager:
------------

The Board considered the scope and quality of services provided by the Manager and particularly the personnel responsible for providing services to the Fund. The Board also reviewed financial data on the Manager's profitability relating to its management of the Fund. The Board also focused on the Manager's reputation and long-standing relationship with the Fund. In addition, the Board discussed the Manager's performance track record as well as its effectiveness in monitoring the Fund to assure that the Fund has been in compliance with its investment policies and restrictions, including the requirements of Rule 2a-7 and other provisions of the 1940 Act and related securities regulations. Performance and Expenses of the Fund:

The Board's analysis of the Fund's performance and expenses included discussion and review of the following materials: (i) performance data of the Fund and its peer group (New Jersey state tax free funds of comparable size)(the "Peer Group"), (ii) data concerning the fees and expenses of the Fund compared to its Peer Group, and (iii) an expense summary of the Fund for fiscal year 2002 and projected expense summary for fiscal year 2003. In particular, the Board noted that the Class A shares of the Fund had performed slightly below the average in relation to the Peer Group but that the Class B shares performed above the average for the Peer Group. In addition, the Board noted that the Fund's Class A shares had overall expense ratios that were in line with the average for the Peer Group and that the overall expense ratios of the Class B shares were generally lower than the Peer Group.

Other Factors:
--------------

In addition to the above factors, the Board also discussed the compensation payable by the Fund to the Manager for administrative services and to affiliates of the Manager for other services including transfer agency and shareholder servicing. The Board also discussed the ability of the Manager to market the Fund through its distribution networks, including its customer service and administration system with banks and bank customers.

The portfolio manager for the Fund and representatives from the Manager were available to answer any questions the Board had concerning the management of the Fund and the services that the Manager provides to the Fund. They also provided the Board with an overview of the Fund's performance relative to the market in general and with respect to the Fund's Peer Group (as they typically provide during each quarterly meeting of the Board of Directors). Conclusion:

The Board of Directors, including all of the disinterested directors, concluded that the fees payable under the Investment Management Contract are fair and reasonable with respect to the services that the Manager provides and in light of the other factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Board was also assisted by the advice of independent counsel in making this determination.


Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.


Under the Investment Management Contract, the Manager receives from the Fund a fee equal to .30% per annum of the Fund's average daily net assets. The fees are accrued daily and paid monthly. For the Fund's fiscal years ended January 31, 2002*, October 31, 2001 and October 31, 2000, the fees paid to the Manager under the Investment Management Contract were $150,062, $575,736 and $461,917, respectively. The Fund's net assets at the close of business on January 31, 2002 totaled $191,664,437.

Pursuant to the Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by The Bank of New York, the Fund's accounting agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager receives from the Fund a fee equal to .21% per annum of the Fund's average daily net assets. For the Fund's fiscal years ended January 31, 2002*, October 31, 2001 and October 31, 2000, the Manager received a fee of $105,043, $403,015 and $323,342, respectively.

The Manager at its discretion may waive its rights to any portion of the management or the administrative services fee and may use any portion of these fees for purposes of shareholder and administrative services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future. Investment management fees and operating expenses which are attributable to all Classes of the Fund will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional shareholder services provided by Participating Service Organizations to Class A and J.P. Morgan Select Class of shareholders pursuant to the Distribution and Service Plans shall be compensated by the Fund's distributor from its own resources which includes the shareholder servicing fee and past profits, and by the Manager from its own resources which includes the management fee, administrative services fee and past profits. Expenses incurred in the distribution of Class B shares and the servicing of Class B shares shall be paid by the Manager.

Distribution And Service Plans


The Fund's distributor is Reich & Tang Distributors, Inc. (the "Distributor"), a Delaware corporation with principal officers at 600 Fifth Avenue, New York, New York 10020. Pursuant to Rule 12b-1 under the 1940 Act, the SEC requires that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted distribution and service plans (the "Plans") and, pursuant to the Plans, the Fund has entered into Distribution Agreements and Shareholder Servicing Agreements (with respect to the Class A and J.P. Morgan Select Class of shares) with the Distributor, as distributor of the Fund's shares.


----------

* Beginning in 2002, the Fund's fiscal year end was changed to January 31 so these payments represent payments from November 1, 2001 to January 31, 2002

For its services under the Shareholder Servicing Agreements (with respect to the Class A and J.P. Morgan Select Class of shares only), the Distributor receives from the Fund a service fee equal to .20% per annum of the Fund's average daily net assets of the Class A and J.P. Morgan Select Class of shares (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for purposes of distribution of the Fund's Class A and J.P. Morgan Select Class of shares and for payments to Participating Organizations with respect to servicing their clients or customers who are Class A and J.P. Morgan Select Class of shareholders of the Fund. The Class B shareholders will not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.


The following information applies only to the Class A shares of the Fund. For the Fund's fiscal year ended January 31, 2002*, the Fund paid shareholder servicing fees of $58,253 to the Distributor. During the same period, the Manager and Distributor made payments under the Plan to or on behalf of Participating Organizations of $133,878. Of the total amount paid pursuant to the Plan, $0 was utilized for advertising, $0 for compensation to underwriters, $132,027 for compensation to broker-dealers, $1,646 was utilized for compensation to sales personnel, $168 on travel & entertainment for sales personnel, $0 on Prospectus printing to other than current shareholders, $0 for interest and other financing charges and $37 on miscellaneous expenses. For the fiscal year ended January 31, 2002, the total amount spent pursuant to the Plan for Class A shares was 0.46% of the average daily net assets of the Fund, of which .20% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing 0.26% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources including the management fee and administrative services fee.

The following information applies only to the Class B shares of the Fund. For the Fund's fiscal year ended January 31, 2002*, the Fund did not pay any distribution or servicing fees to the Distributor. During the same period, the Manager made payments under the Plan to or on behalf of Participating Organizations of $8,167. Of the total amount paid pursuant to the Plan, $0 was utilized for advertising, $0 for compensation to underwriters, $6,318 for compensation to broker-dealers, $1,645 was utilized for compensation to sales personnel, $111 on travel & entertainment for sales personnel, $0 on Prospectus printing to other than current shareholders, $0 for interest and other financing charges and $37 on miscellaneous expenses. For the fiscal year ended January 31, 2002, the total amount spent pursuant to the Plan for Class B shares was 0.22% of the average daily net assets of the Fund. These payments represent distribution and servicing expenses funded by the Manager from its own resources including the management fee and administrative services fee (which may be deemed an indirect payment by the Fund).

The following information applies only to the J.P. Morgan Select Class of shares of the Fund. For the fiscal year ended January 31, 2002*, the Fund paid shareholder servicing fees of $34,492 to the Distributor. During the same period, the Manager and Distributor made payments under the Plan to or on behalf of Participating Organizations of $87,119. Of the total amount paid pursuant to the Plan, $0 was utilized for advertising, $0 for compensation to underwriters, $68,982 for compensation to brokers-dealers, $0 was utilized for compensation to sales personnel, $0 on travel & entertainment for sales personnel, $18,137on Prospectus printing and $0 on miscellaneous expenses. For the fiscal year ended January 31, 2002, the total amount spent pursuant to the Plan for J.P. Morgan Select Class of shares was .51% of the average daily net assets of the Fund, of which .20% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing 0.31% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources, including the management fee and administrative services fee.


 ----------

* Beginning in 2002, the Fund's fiscal year end was changed to January 31 so these payments represent payments from November 1, 2001 to January 31, 2002

Under the Distribution Agreements, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.


The Plans and the Shareholder Servicing Agreements provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreements with respect to the Class A and J.P. Morgan Select Class of shares or the Participating Organization agreement, as the case may be, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plans provide that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Class A and J.P. Morgan Select Class of shares of the Fund, (ii) to compensate certain Participating Organizations for providing assistance in distributing the Fund's Class A and J.P. Morgan Select Class shares, and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee and past profits for the purpose enumerated in (i) above. The Distributor determines the amount of such payments made pursuant to the Plans, provided that such payments will not increase the amount which the Fund is required to pay to the Manager or the Distributor for any fiscal year under the Investment Management Contract, Administrative Services Contract or the Shareholder Servicing Agreements in effect for that year.

In accordance with Rule 12b-1, the Plans provides that all written agreements relating to the Plans entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plans require the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund, Distributor and the Manager pursuant to the Plans and identifying the distribution activities for which those expenditures were made.


The Plans were most recently approved on April 18, 2002, to continue in effect until April 30, 2003. Thereafter, they may continue in effect for successive annual periods commencing May 1, provided they are approved by the Class A and J.P. Morgan Select Class of shareholders or by the Board of Directors. This includes a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans or in the agreements related to the Plans. The Plans further provide that they may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plans without shareholder approval, and that other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plans may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the Fund's shareholders.


Custodian And Transfer Agent


The Bank of New York, 100 Church Street, New York, New York 10286, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc., an affiliate of the Manager, located at 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the shares of the Fund. The custodian and transfer agents do not assist in, and are not responsible for, investment decisions involving assets of the Fund.


Counsel and Independent Accountants


Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022. Matters in connection with New Jersey law are passed upon by Sills Cummis Radin Tischman Epstein & Gross, P.A., The Legal Center, One Riverfront Plaza, Newark, New Jersey 07102.


PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent certified public accountants, have been selected as independent accountants for the Fund.

VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund purchases Participation Certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the Participation Certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund are made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

VII.  CAPITAL STOCK AND OTHER SECURITIES

The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the shares into separate series of stock, one for each of the portfolios that may be created. Each share of any series of shares when issued has equal dividend, distribution and liquidation rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. The Fund is subdivided into three classes of common stock, Class A, Class B and J.P. Morgan Select. Each share, regardless of class, represents an interest in the same portfolio of investments and has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except: (i) the Class A, Class B and J.P. Morgan Select shares have different class designations, (ii) only the Class A and J.P. Morgan Select shares are assessed a service fee pursuant to the Plans of the Fund of .20% of each Class' shares' average daily net assets, (iii) only the holders of the Class A and J.P. Morgan Select shares are entitled to vote on matters pertaining to the Plans and any related agreements in accordance with provisions of Rule 12b-1, and (iv) the exchange privilege permits stockholders to exchange their shares only for shares of the same class of an investment company that participates on an exchange privilege program with the Fund. Payments that are made under the Plans will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.

Under its amended Articles of Incorporation, the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which would cause the Fund to become a "personal holding company" for federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so. In that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund will not issue certificates evidencing Fund shares.


As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the Amended and Restated By-laws of the Fund provide for annual or special meetings only (i) for the election (or re-election) of Directors, (ii) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (iii) for approval of the Fund's distribution agreement with respect to a particular class or series of stock, and (iv) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund Director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until his successor is elected or qualified or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.


VIII.  PURCHASE, REDEMPTION AND PRICING OF SHARES

The material relating to the purchase, redemption and pricing of Fund shares for each class of shares is located in the Shareholder Information section of each Prospectus and is hereby incorporated by reference.

Net Asset Value

The Fund does not determine net asset value on any day on which the New York Stock Exchange is closed for trading. Those days include: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value.


The net asset value of the Fund's shares is determined as of 12 noon, Eastern time, on each Fund Business Day. The Fund's net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.


The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

The Fund's Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Manager determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities. (See "Description of the Fund and its Investments and Risks" herein.)

IX.  TAXATION OF THE FUND

Federal Income Taxes

The Fund has elected and intends to qualify under the Code and under New Jersey law as a regulated investment company that distributes exempt-interest dividends. It intends to continue to qualify as long as qualification is in the best interests of its shareholders, because qualification relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

The Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its net tax-exempt interest income. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest on obligations, the interest on which is exempt from regular federal income tax, and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.


Exempt-interest dividends are excludable from gross income by the Fund's shareholders under the Code although the amount of that interest must be disclosed on the shareholders' federal income tax returns. A shareholder should consult his or her tax advisor with respect to whether exempt-interest dividends retain the exclusion under the Code if such shareholder would be treated as a substantial user or related person with respect to some or all of the "private activity bonds", if any, held by the Fund. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. Interest on indebtedness incurred or continued to purchase or carry tax-exempt securities, such as shares of the Fund, is not deductible. Therefore, among other consequences, a certain portion of interest on margin indebtedness may not be deductible during the period an investor holds shares of the Fund. Interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security and Railroad Retirement benefits includable in gross income. Taxpayers other than corporations are required to include as an item of tax preference for purposes of the federal alternative minimum tax all tax-exempt interest on private activity bonds (generally, a bond issue in which more than 10% of the proceeds are used in a non-governmental trade or business) (other than qualified
Section 501(c)(3) bonds) issued after August 7, 1986 less any deductions (not allowable in computing federal income tax) which would have been allowable if such interest were includable in gross income. Thus, this provision will apply to any exempt-interest dividends from the Fund's assets attributable to any private activity bonds acquired by the Fund less every deduction attributable to such income. Corporations are required to increase their alternative minimum taxable income by 75% of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds its alternative minimum taxable income (determined without this provision). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to a tax on tax-exempt interest.


Although not intended, it is possible that the Fund may realize market discount income, short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize market discount income, short-term or long-term capital gains upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Accrued market discount income and short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of net realized long-term capital gain from sales of assets with a holding period of more than twelve months over net realized short-term capital loss) will be distributed annually to the Fund's shareholders. The Fund will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Fund shares. However, Fund shareholders who at the time of such a net capital gain distribution have not held their Fund shares for more than six months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of such net capital gain distribution. Distributions of net capital gain will be designated as a capital gain dividend in a written notice mailed to the Fund's shareholders not later than 60 days after the close of the Fund's taxable year. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, long-term capital gains are taxable at a maximum rate of 20% to non-corporate shareholders rather than the regular maximum tax rate of 38.6%. Corresponding maximum rate and holding period rules apply with respect to capital gains realized by a holder on the disposition of shares.

The Fund intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments exclusive of the excess of net long-term capital gain over net short-term capital loss) for each taxable year. These distributions will be taxable to shareholders as ordinary income. The Fund will be subject to federal income tax on any undistributed investment company taxable income. The Fund also intends to distribute at least 90% of its net tax-exempt income for each taxable year. Expenses paid or incurred by the Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses). If the Fund does not distribute during the calendar year at least 98% of its ordinary income determined on a calendar year basis and 98% of its capital gain net income (generally determined on an October year end), the Fund will be subject to a 4% excise tax on the excess of such amounts over the amounts actually distributed.

If a shareholder (other than a corporation) fails to provide the Fund with a current taxpayer identification number, the Fund is generally required to withhold 30% of taxable interest or dividend payments and also distributions of proceeds from the redemption of shares of the Fund as backup withholding. This rate of backup withholding is scheduled to decrease to 28% gradually over the next several years under recent legislation. Backup withholding is not an additional tax and any amounts withheld may be credited to a shareholder's ultimate federal income tax liability.

Dividends and distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund.


With respect to the variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular federal income taxes to the Fund and its shareholders to the same extent as interest on the underlying municipal obligations.


The Code provides that interest on indebtedness incurred or continued to purchase or carry tax-exempt bonds is not deductible by most taxpayers. Therefore, a certain portion of interest on debt incurred or continued to purchase or carry securities may not be deductible during the period an investor holds shares of the Fund.

The U.S. Supreme Court held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the federal government to regulate and control bonds such as the Municipal Obligations and to tax the interest earned on such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.


From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Fund to pay exempt-interest dividends would be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.


The exemption from federal income tax of exempt-interest dividends does not necessarily result in an exemption under the tax laws of any state or local taxing authority. Shareholders are advised to consult with their tax advisors concerning the application of state and local taxes to investments in the Fund, which may differ from the federal income tax consequences described above.

New Jersey Income Taxes

The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority.

The Fund intends to be a "qualified investment fund" within the meaning of the New Jersey gross income tax. The primary criteria for constituting a "qualified investment fund" are: (i) such fund is an investment company registered with the SEC which, for the calendar year in which the distribution is paid, has no investments other than interest bearing obligations, obligations issued at a discount, and cash and cash items, including receivables and financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto and (ii) at the close of each quarter of the taxable year, such fund has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Code, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Obligations and certain other specified securities. Additionally, a qualified investment fund must comply with its reporting obligations under New Jersey law with respect to qualified investment funds. In the opinion of Sills Cummis Radin Tischman Epstein & Gross, P.A., special New Jersey tax counsel to the Fund, (i) assuming that the Fund constitutes a qualified investment fund, (a) distributions paid by the Fund to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to income received as interest on or gain from New Jersey Municipal Obligations, and (b) gain from the sale of shares in the Fund by a New Jersey resident individual shareholder will not be subject to New Jersey gross income tax and (ii) distributions paid by the Fund to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to interest earned on federal obligations.

Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own States and localities.

X.  UNDERWRITERS

The Fund sells and redeems its shares on a continuing basis at their net asset value. It does not impose a sales charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, solicits orders for the purchase of the Fund's shares, provided that any subscriptions and orders are not binding on the Fund until accepted by the Fund as principal.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act (the "Act"), repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The Act grants banks new authority to conduct certain authorized activity through financial subsidiaries. In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plans to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution will result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

XI.  CALCULATION OF PERFORMANCE DATA

The Fund calculates a seven-day yield quotation using a standard method prescribed by the rules of the SEC. Under that method, the Fund's yield figure, which is based on a chosen seven-day period, is computed as follows: the Fund's return for the seven-day period is obtained by dividing the net change in the value of a hypothetical account having a balance of one share at the beginning of the period by the value of such account at the beginning of the period (expected to always be $1.00). This is multiplied by (365/7) with the resulting annualized figure carried to the nearest hundredth of one percent. For purposes of the foregoing computation, the determination of the net change in account value during the seven-day period reflects (i) dividends declared on the original share and on any additional shares, including the value of any additional shares purchased with dividends paid on the original share, and (ii) fees charged to all shareholder accounts. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's portfolio securities are not included in the computation. Therefore, annualized yields may be different from effective yields quoted for the same period.

The Fund's "effective yield" for each Class is obtained by adjusting its "current yield" to give effect to the compounding nature of the Fund's portfolio, as follows: the unannualized base period return is compounded and brought out to the nearest one hundredth of one percent by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = [(base period return +
1)365/7] - 1.

Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day. The Fund's yield for any given period is not an indication, or representation by the Fund, of future yields or rates of return on the Fund's shares, and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time. Investors who purchase the Fund's shares directly may realize a higher yield than Participant Investors because they will not be subject to any fees or charges that may be imposed by Participating Organizations.

The Fund may from time to time advertise its tax equivalent current yield. The tax equivalent yield for each Class is computed based upon a 30-day (or one month) period ended on the date of the most recent balance sheet included in this Statement of Additional Information. It is computed by dividing that portion of the yield of the Fund (as computed pursuant to the formulae previously discussed) which is tax exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt. The tax equivalent yield for the Fund may also fluctuate daily and does not provide a basis for determining future yields.

The Fund may from time to time advertise a tax equivalent effective yield table which shows the yield that an investor needs to receive from a taxable investment in order to equal a tax-free yield from the Fund. This is calculated by dividing that portion of the Fund's effective yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's effective yield that is not tax-exempt. See "Taxable Equivalent Yield Table" herein.


The Fund's Class A shares' yield for the seven day period ended January 31, 2002 was 0.61%, which is equivalent to an effective yield of 0.61%.

The Fund's Class B shares' yield for the seven day period ended January 31, 2002 was 0.83%, which is equivalent to an effective yield of 0.846%.

The Fund's J.P. Morgan Select shares' yield for the seven day period ended January 31, 2002 was 0.61%, which is equivalent to an effective yield of 0.61%.


XII.  FINANCIAL STATEMENTS


The audited financial statements for the fiscal year ended January 31, 2002 and the report therein of PricewaterhouseCoopers LLP are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.

DESCRIPTION OF RATINGS*

Description of Moody's Investors Service, Inc.'s Two Highest Municipal Bond
Ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Con. ( c ): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (i) earnings of projects under construction, (ii) earnings of projects unseasoned in operating experience, (iii) rentals which begin when facilities are completed, or (iv) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Moody's Investors Service, Inc.'s Two Highest Ratings of State and Municipal Notes and Other Short-Term Loans:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

MIG-1: Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.


MIG-2: Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

Description of Standard & Poor's Rating Services Two Highest Debt Ratings:

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

Plus ( + ) or Minus ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Standard & Poor's does not provide ratings for state and municipal notes. Description of Standard & Poor's Rating Services Two Highest Commercial Paper
Ratings:

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: This
designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Description of Moody's Investors Service, Inc.'s Two Highest Commercial Paper
Ratings:

Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.

----------

* As described by the rating agencies.

                    INDIVIDUAL TAXABLE EQUIVALENT YIELD TABLE

             (Based on Tax Rates Effective Until December 31, 2002)

------------------------------------------------------------------------------------------------------------------------------------

                                         1. If Your Taxable Income Bracket Is . . .
------------------------------------------------------------------------------------------------------------------------------------
Single     $6,000-     $20,001-    $27,951-        --      $35,001-    $40,001-     $67,701-     $75,001-    $141,251-      $307,051
Return     $20,000     $27,950     $35,000         --      $40,000     $67,700      $75,000      $141,250    $307,050       and over
---------- ----------- ----------- ----------- ----------- ----------- ------------ ------------ ----------- ------------- ---------
---------- ----------- ----------- ----------- ----------- ----------- ------------ ------------ ----------- ------------- ---------
Joint      $12,000-    $20,001-    $46,701-     $50,001-   $70,001-    $80,001-     $112,851-    $150,001-   $171,951-      $307,051
Return     $20,000     $46,700     $50,000      $70,000    $80,000     $112,850     $150,000     $171,950    $307,050       and over
------------------------------------------------------------------------------------------------------------------------------------

                                        2. Then Your Combined Income Tax Bracket Is . . .
------------------------------------------------------------------------------------------------------------------------------------
Federal
Tax Rate     15.00%      15.00%      27.00%      27.00%      27.00%      27.00%       30.00%       30.00%       35.00%       38.60%
---------- ----------- ----------- ----------- ----------- ----------- ------------ ------------ ----------- ------------- ---------
---------- ----------- ----------- ----------- ----------- ----------- ------------ ------------ ----------- ------------- ---------
State
Tax Rate     1.40%       1.75%       1.75%       2.45%       3.50%        5.53%        5.53%       6.37%        6.37%         6.37%
---------- ----------- ----------- ----------- ----------- ----------- ------------ ------------ ----------- ------------- ---------
---------- ----------- ----------- ----------- ----------- ----------- ------------ ------------ ----------- ------------- ---------
Combined
Marginal
Tax Rate     16.19%      16.49%      28.28%      28.79%      29.56%      31.03%       33.87%       34.46%       39.14%       42.51%
------------------------------------------------------------------------------------------------------------------------------------

                              3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
------------------------------------------------------------------------------------------------------------------------------------
Tax Exempt
Yield                                                  Equivalent Taxable Investment Yield
                                                       Required to Match Tax Exempt Yield
---------- -------------------------------------------------------------------------------------------------------------------------
    1.00%    1.19%       1.20%       1.39%       1.40%       1.42%        1.45%        1.51%       1.53%        1.64%         1.74%
---------- ----------- ----------- ----------- ----------- ----------- ------------ ------------ ----------- ------------- ---------
    1.50%    1.79%       1.80%       2.09%       2.11%       2.13%        2.17%        2.27%       2.29%        2.46%         2.61%
---------- ----------- ----------- ----------- ----------- ----------- ------------ ------------ ----------- ------------- ---------
    2.00%    2.39%       2.39%       2.79%       2.81%       2.84%        2.90%        3.02%       3.05%        3.29%         3.48%
---------- ----------- ----------- ----------- ----------- ----------- ------------ ------------ ----------- ------------- ---------
    2.50%    2.98%       2.99%       3.49%       3.51%       3.55%        3.62%        3.78%       3.81%        4.11%         4.35%
---------- ----------- ----------- ----------- ----------- ----------- ------------ ------------ ----------- ------------- ---------
    3.00%    3.58%       3.59%       4.18%       4.21%       4.26%        4.35%        4.54%       4.58%        4.93%         5.22%
---------- ----------- ----------- ----------- ----------- ----------- ------------ ------------ ----------- ------------- ---------
    3.50%    4.18%       4.19%       4.88%       4.91%       4.97%        5.07%        5.29%       5.34%        5.75%         6.09%
---------- ----------- ----------- ----------- ----------- ----------- ------------ ------------ ----------- ------------- ---------
    4.00%    4.77%       4.79%       5.58%       5.62%       5.68%        5.80%        6.05%       6.10%        6.57%        6..96%
---------- ----------- ----------- ----------- ----------- ----------- ------------ ------------ ----------- ------------- ---------
    4.50%    5.37%       5.39%       6.27%       6.32%       6.39%        6.52%        6.80%       6.87%        7.39%         7.83%
---------- ----------- ----------- ----------- ----------- ----------- ------------ ------------ ----------- ------------- ---------
    5.00%    5.97%       5.99%       6.97%       7.02%       7.10%        7.25%        7.56%       7.63%        8.22%         8.70%
---------- ----------- ----------- ----------- ----------- ----------- ------------ ------------ ----------- ------------- ---------
    5.50%    6.56%       6.59%       7.67%       7.72%       7.81%        7.97%        8.32%       8.39%        9.04%         9.57%
---------- ----------- ----------- ----------- ----------- ----------- ------------ ------------ ----------- ------------- ---------
    6.00%    7.16%       7.18%       8.37%       8.43%       8.52%        8.70%        9.07%       9.15%        9.86%        10.44%
---------- ----------- ----------- ----------- ----------- ----------- ------------ ------------ ----------- ------------- ---------

To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, to section three, to see the equivalent taxable yields for each of the tax free income yields given.


                    CORPORATE TAXABLE EQUIVALENT YIELD TABLE

             (Based on Tax Rates Effective Until December 31, 2002)

------------------------------------------------------------------------------------------------------------------------------------

                                            1. If Your Taxable Income Bracket Is . . .
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------

Corporate               $0-      $50,001-     $75,001-      $100,001-       $335,001-   $10,000,001-   $15,000,001-    $18,333,334-
Return              $50,000       $75,000     $100,000       $335,000     $10,000,000    $15,000,000    $18,333,333      and over
------------------------------------------------------------------------------------------------------------------------------------

                                         2. Then Your Combined Income Tax Bracket Is . . .
------------------------------------------------------------------------------------------------------------------------------------
Federal
Tax Rate            15.00%       25.00%       34.00%        39.00%         34.00%         35.00%          38.00%         35.00%
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
State

Tax Rate            0.00%        0.00%         0.00%         0.00%          0.00%          0.00%          0.00%           0.00%

----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
Combined

Marginal            15.00%       25.00%       34.00%        39.00%         34.00%         35.00%          38.00%         35.00%
Tax Rate

------------------------------------------------------------------------------------------------------------------------------------

                               3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
------------------------------------------------------------------------------------------------------------------------------------
Tax Exempt                                               Equivalent Taxable Investment Yield
Yield                                                    Required to Match Tax Exempt Yield
----------------- ------------------------------------------------------------------------------------------------------------------

     1.00%          1.18%        1.33%         1.52%         1.64%          1.52%          1.54%          1.61%           1.54%
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
     1.50%          1.76%        2.00%         2.27%         2.46%          2.27%          2.31%          2.42%           2.31%
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
     2.00%          2.35%        2.67%         3.03%         3.28%          3.03%          3.08%          3.23%           3.08%
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
     2.50%          2.94%        3.33%         3.79%         4.10%          3.79%          3.85%          4.03%           3.85%
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
     3.00%          3.53%        4.00%         4.55%         4.92%          4.55%          4.62%          4.84%           4.62%
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
     3.50%          4.12%        4.67%         5.30%         5.74%          5.30%          5.38%          5.65%           5.38%
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
     4.00%          4.71%        5.33%         6.06%         6.56%          6.06%          6015%          6.45%           6.15%
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
     4.50%          5.29%        6.00%         6.82%         7.38%          6.82%          6.92%          7.26%           6.92%
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
     5.00%          5.88%        6.67%         7.58%         8.20%          7.58%          7.69%          8.06%           7.69%
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
     5.50%          6.47%        7.33%         8.33%         9.02%          8.33%          8.46%          8.87%           8.46%
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
     6.00%          7.06%        8.00%         9.09%         9.84%          9.09%          9.23%          9.68%           9.23%
---------- ----------- ----------- ----------- ----------- ----------- ------------ ------------ ----------- ------------- ---------


To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, to section three, to see the equivalent taxable yields for each of the tax free income yields given.

================================================================================
CONNECTICUT
DAILY TAX FREE
INCOME FUND, INC.                           600 Fifth Avenue, New York, NY 10020
                                                                  (212) 830-5220
================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                                  May 31, 2002
            RELATING TO THE PROSPECTUSES FOR THE CLASS A, CLASS B AND
      J.P. MORGAN SELECT CLASS OF SHARES OF THE CONNECTICUT DAILY TAX FREE
                      INCOME FUND, INC. DATED MAY 31, 2002

This Statement of Additional Information (SAI) is not a Prospectus. The SAI expands upon and supplements the information contained in the current Prospectuses of Connecticut Daily Tax Free Income Fund, Inc. (the "Fund"), dated May 31, 2002, and should be read in conjunction with each Prospectus.


A Prospectus may be obtained from any Participating Organization or by writing or calling the Fund toll-free at (800) 221-3079. The Financial Statements of the Fund have been incorporated by reference into the SAI from the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll-free number provided. The material relating to Purchase, Redemption and Pricing of Shares has been incorporated by reference to the Prospectus for each Class of Shares.


If you wish to invest in J.P. Morgan Select shares of the Connecticut Daily Tax Free Income Fund, Inc. you should obtain a separate prospectus by writing to J.P. Morgan Funds Service Center, P.O. Box 219392, Kansas City, Missouri 64121-9392 or by calling (800) 34-VISTA.


This Statement of Additional Information is incorporated by reference into the Prospectus in its entirety.

                                               Table of Contents

--------------------------------------------------------------------------------------------------------------------
Fund History....................................2           Capital Stock and Other Securities.....................18
Description of the Fund and its Investments                 Purchase, Redemption and Pricing Shares................19
  and Risks.....................................2           Taxation of the Fund...................................20
Management of the Fund.........................12           Underwriters...........................................22
Control Persons and Principal Holders of                    Calculation of Performance Data........................22
  Securities...................................14           Financial Statements...................................23
Investment Advisory and Other Services.........15           Description of Ratings.................................24
Brokerage Allocation and Other Practices.......18           Taxable Equivalent Yield Tables........................25

I.  FUND HISTORY

The Fund was incorporated on March 8, 1985 in the state of Maryland.

II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS


The Fund is an open-end, management investment company that is a tax-exempt money market fund. The Fund's investment objectives are to seek as high a level of current income exempt from federal income tax and Connecticut personal income taxes as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. No assurance can be given that these objectives will be achieved.


The following discussion expands upon the description of the Fund's investment objectives and policies in the Prospectus.


The Fund's assets will be invested primarily in (i) high quality debt obligations issued by or on behalf of the State of Connecticut, other states, territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, currently exempt from federal income taxation and in (ii) Participation Certificates in Municipal Obligations purchased from banks, insurance companies or other financial institutions which cause the Fund to be treated as the owner of an interest in the underlying municipal obligations for federal income tax purposes. These debt obligations, including Participation Certificates therein, are collectively referred to througout this Statement of Additional Information as Municipal Obligations. Dividends that are properly designated by the Fund as derived from Municipal Obligations and Participation Certificates will be exempt from regular federal income tax provided the Fund qualifies as a regulated investment company and complies with Section 852(b)(5) of the Internal Revenue Code of 1986 (the "Code"). Although the Supreme Court has determined that Congress has the authority to tax the interest on bonds such as the Municipal Obligations, existing law excludes such interest from regular federal income tax. However, such interest, may be subject to the federal alternative minimum tax.

Securities, the interest income on which is subject to federal, state and local income tax, will not exceed 20% of the value of the Fund's net assets. Exempt-interest dividends that are correctly identified by the Fund as derived from obligations issued by or on behalf of the State of Connecticut or its local governments or other political subdivisions, or their instrumentalities, authorities, districts or similar public entities under Connecticut law ("Connecticut Municipal Obligations") will be exempt from the Connecticut Personal Income Tax. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico and the Virgin Islands, as well as any other types of obligations that Connecticut is prohibited from taxing under the Constitution or the laws of the United States of America ("Territorial Municipal Obligations"), also should be exempt from the Connecticut Personal Income Tax provided the Fund complies with applicable Connecticut laws. (See "Connecticut Income Taxes" herein.) To the extent suitable Connecticut Municipal Obligations and territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends on these will be designated by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from federal income tax but will be subject to the Connecticut Personal Income Tax. Except as a temporary defensive measure during periods of adverse market conditions as determined by Reich & Tang Asset Management, LLC (the "Manager"), the Fund will invest primarily in Connecticut Municipal Obligations. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less and to value its investment portfolio at amortized cost and maintain a net asset value at $1.00 per share. There can be no assurance that this value will be maintained.

The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its net assets in securities, the interest income on which is subject to federal, state and local income tax. The Fund may invest more than 25% of its assets in Participation Certificates purchased from banks in industrial revenue bonds and other Connecticut Municipal Obligations. In view of this possible "concentration" in bank Participation Certificates in Connecticut Municipal Obligations, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Demand Instruments and Participation Certificates" herein.) The investment objectives of the Fund described in the preceding paragraphs of this section may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund. As used herein, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may only purchase United States dollar-denominated securities that have been determined by the Manager to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means: (i) securities which have or are deemed to have remaining maturities of 397 days or less and are rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs"); or (ii) unrated securities determined by the Manager to be of comparable quality. In addition, securities which have or are deemed to have remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e. with maturities greater than 397 days) and that are deemed unrated securities may be purchased if they have received a long-term rating from the Requisite NRSROs in one of the three highest rating categories. Provided, however, that such may not be purchased if it (i) does not satisfy the rating requirements set forth in the preceding sentence and (ii) has received a long-term rating from any NRSRO that is not within the three highest long-term rating categories. A determination of comparability by the Manager is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's or "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments. It is the Fund's policy to only invest in securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by the requisite NRSROs, or are unrated securities that have been determined by the Manager to be of comparable quality.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Manager of the Fund shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the investment manager's actions.

In addition, in the event that a security (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the Investment Company Act of 1940, as amended, (the "1940 Act") or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issuer of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission (the "SEC") of such fact and of the actions that the Fund intends to take in response to the situation.


All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.


With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations issued by a single issuer. However, the Fund shall not invest more than 5% of its total assets in Municipal Obligations issued by a single issuer unless such Municipal Obligations are of the highest quality.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, government securities, regulated investment company securities and other securities which is limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than Government securities or regulated investment company securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

Description Of Municipal Obligations

As used herein, "Municipal Obligations" include the following as well as "Variable Rate Demand Instruments" and "Participation Certificates".

1. Municipal Bonds with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities"). They generally have a maturity at the time of issuance of one year or more and are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.


     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.


     In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on IRBs is generally exempt, with certain exceptions, from regular federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the Participation Certificates in IRBs purchased by the Fund will be supported by letters of credit, guarantees or insurance that meet the definition of Eligible Securities at the time of acquisition and provide the demand feature which may be exercised by the Fund at any time to provide liquidity. Shareholders should note that the Fund may invest in IRBs acquired in transactions involving a Participating Organization. In accordance with Investment Restriction 6 herein, the Fund is permitted to invest up to 10% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) meeting the definition of Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature.

2. Municipal Notes with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. The Fund's investments may be concentrated in Municipal Notes of Connecticut issuers.

3. Municipal Commercial Paper that is an Eligible Security at the time of acquisition. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing. They are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

4. Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses. These clauses provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution. These types of Municipal Leases may be considered illiquid and
4
     subject to the 10% limitation of investments in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of Municipal Leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any Municipal Leases are illiquid, such lease will be subject to the 10% limitation on investments in illiquid securities.


5. Any other federal tax-exempt obligations, and to the extent possible, Connecticut gross income tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions whose inclusion in the Fund would be consistent with the Fund's investment objectives, policies and risks described herein and permissible under Rule 2a-7 under the 1940 Act.


Variable Rate Demand Instruments and Participation Certificates

Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations. They provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.


The variable rate demand instruments in which the Fund may invest are payable on demand on not more than thirty calendar days' notice and may be exercised at any time or at specified intervals not exceeding 397 days depending upon the terms of the instrument. Variable rate demand instruments that cannot be disposed of properly within seven days in the ordinary course of business are illiquid securities. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to 397 days. The adjustments are based upon the "prime rate"* of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund decides which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may purchase variable rate demand instruments only if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of a default in the payment of principal or interest on the underlying securities, that is an Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as an Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating ategories, or if unrated, is determined to be of comparable quality by the Manager. The Manager may determine that an unrated variable rate demand instrument meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets the quality criteria for the Fund stated herein or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever not deemed to be an Eligible Security, the Fund either will sell it in the market or exercise the demand feature.

The variable rate demand instruments that the Fund may invest in include Participation Certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Obligations (expected to be concentrated in IRBs) owned by such institutions or affiliated organizations. The Fund will not purchase Participation Certificates in fixed rate tax-exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner thereof for federal income tax purposes. A Participation Certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Manager of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the Participation Certificate back to the institution. Where applicable, the Fund can draw on the letter of credit or insurance after no more than 30 days notice either at any time or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Fund intends to exercise the demand only (i) upon a default under the terms of the bond documents, (ii) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares or (iii) to maintain a high quality investment portfolio. The institutions issuing the

Participation Certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the Participation Certificate bear the cost of the insurance. However, the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund. The Manager has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above.


In view of the possible "concentration" of the Fund in Participation Certificates in Connecticut Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of its net assets in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities. This includes, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.


While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent state law contains such limits, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the portfolio may contain variable rate demand Participation Certificates in fixed rate Municipal Obligations. The fixed rate of interest on these Municipal Obligations will be a ceiling on the variable rate of the Participation Certificate. In the event that interest rates increase so that the variable rate exceeds the fixed rate on the Municipal Obligations, the Municipal Obligations can no longer be valued at par and may cause the Fund to take corrective action, including the elimination of the instruments from the portfolio. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rates", or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.


Because of the variable rate nature of the instruments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (i) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (ii) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to be an Eligible Security it will be sold in the market or through exercise of the repurchase demand feature to the issuer.

When-Issued Securities

New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate received on these Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund's commitment to purchase. Although the Fund only makes commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.


Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way; that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it will not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax.


Stand-by Commitments

When the Fund purchases Municipal Obligations, it may also acquire stand-by commitments from banks and other financial institutions. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.

The amount payable to the Fund upon its exercise of a stand-by commitment normally will be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund will value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable will be substantially the same as the market value of the underlying Municipal Obligation.

The Fund's right to exercise a stand-by commitment will be unconditional and unqualified. A stand-by commitment will not be transferable by the Fund, although it can sell the underlying Municipal Obligation to a third party at any time.

The Fund expects stand-by commitments to generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after the acquisition of each stand-by commitment.


The Fund will enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks. If the issuer of the Municipal Obligation does not meet the eligibility criteria, the issuer of the stand-by commitment will have received a rating which meets the eligibility criteria or, if not rated, will present a minimal risk of default as determined by the Manager. The Fund's reliance upon the credit of these banks and broker-dealers will be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.

The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from federal income tax while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund will be valued at zero in determining net asset value. In those cases in which the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments will not affect the dollar-weighted average maturity of the Fund's portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.


The stand-by commitments the Fund may enter into are subject to certain risks. These include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.


In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.


Taxable Securities


Although the Fund will attempt to invest 100% of its total assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its net assets in securities of the kind described below. The interest income from such securities is subject to federal and Connecticut state income tax. The Fund may purchase and hold such taxable securities under any one or more of the following circumstances: (i) pending investment of proceeds of sales of Fund shares or of portfolio securities, (ii) pending settlement of purchases of portfolio securities, and (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% in such taxable securities when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (i) obligations of the United States Government or its agencies, instrumentalities or authorities, (ii) commercial paper meeting the definition of Eligible Securities at the time of acquisition, (iii) certificates of deposit of domestic banks with assets of $1 billion or more, and (iv) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own.


Repurchase Agreements

The Fund may invest in instruments subject to repurchase agreements with securities dealers or member banks of the Federal Reserve System. Under the terms of a typical repurchase agreement, the Fund will acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon. Additionally, the Fund or its custodian shall have possession of the collateral, which the Fund's Board believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than will be the case with securities owned by the Fund. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment, together with illiquid securities held by the Fund, exceeds 10% of the Fund's total net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.

Connecticut Risk Factors


The following represents special considerations regarding investment in Connecticut Municipal Obligations. This information provides only a brief summary, does not purport to be a complete description and is largely based on information drawn from Official Statements relating to securities offerings of the State of Connecticut available as of the date of this Statement of Additional Information. The Fund has not independently verified the accuracy and completeness of the information contained in such Official Statements.

There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on the State of Connecticut (the "State") or local government finances generally, will not adversely affect the market value of Connecticut Municipal Obligations held by the Fund or the ability of particular issuers to make timely payments of debt service on these obligations.

Connecticut is highly urbanized, with a 2000 population density of 703 persons per square mile, as compared to 80 for the United States as a whole and 222 for the New England region. More than 80% of the population resides within the State's four largest metropolitan areas of Hartford, Waterbury, Bridgeport and New Haven. Per capita personal income of the State's residents, historically among the highest in the nation, increased in every year from 1991 to 2000, rising from $26,775 to $40,870. However, pockets of significant unemployment and poverty exist in several of the State's most important cities and towns.

Manufacturing has historically been of prime economic importance to Connecticut but has declined during the last decade. The State's manufacturing sector is diversified, with the construction of transportation equipment (primarily aircraft engines, helicopters and submarines) being the dominant industry, followed by fabricated metals, non-electrical machinery, and electrical machinery. As a result of a rise in employment in service-related industries and the decline in manufacturing employment, manufacturing accounted for only 15.49% of total non-agricultural employment in Connecticut in 2000. Defense-related business has represented a relatively high proportion of the manufacturing sector, but reductions in defense spending have considerably reduced this sector's significance in Connecticut's economy. The average annual unemployment rate in Connecticut decreased from 6.8% in 1991 to 2.3% in 2000.

At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the nine fiscal years ended June 30, 2000, the General Fund ran operating surpluses, based on the State's budgetary method of accounting, of approximately $110,200,000, $113,500,000, $19,700,000,
$80,500,000, $250,000,000, $262,600,000, $312,900,000, $71,800,000, and
$300,400,000, respectively. The General Fund budget for the 2000-2001 fiscal year anticipated revenues of $11,281,300,000, authorized expenditures of $11,280,800,000, and projected a surplus of $500,000. An unaudited annual report by the State Comptroller dated October 22, 2001, indicated an operating surplus of $30,700,000 for the 2000-2001 fiscal year.

The State's adopted budget for the 2001-2002 fiscal year anticipated General Fund revenues of $11,894,100,000 and General Fund expenditures of $11,894,000,000, with an estimated surplus of $100,000. For the 2002-2003 fiscal year, the adopted budget anticipated General Fund revenues of $12,432,000,000 and General Fund expenditures of $12,431,400,000, with an estimated surplus of $600,000. As of September 30, 2001, the Comptroller estimated an operating deficit for the 2001-2002 fiscal year of $301,700,000. At a special session of the Connecticut General Assembly in November, 2001, called by the Governor to respond to the State's projected deficit, legislation was enacted to reduce deficit projections below 1% of anticipated General Fund expenditures. However, tax collections in recent months have been lower than earlier projected. On April 1, 2002, the Comptroller estimated a deficit of $244.2 million for the 2001-2002 fiscal year. In a report to the Comptroller dated April 29, 2002, the Office of Policy and Management projected an increase in the estimated deficit for the 2001-2002 fiscal year to $666.4 million and projected a budget gap for the 2002-2003 fiscal year of $470 million. The General Assembly is deliberating the implications of these developments for the 2001-2002 and 2002-2003 fiscal years.

The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of October 15, 2001, the State had authorized direct general obligation bond indebtedness totaling $15,879,212,000, of which $13,703,922,000 had been approved for issuance by the State Bond Commission and $11,696,976,000 had been issued. As of October 15, 2001, net State direct general obligation bond indebtedness outstanding was $7,629,194,000.

In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the City of Waterbury and the Southeastern Connecticut Water Authority. As of October 15, 2001, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,005,700,000.

The State is obligated to various cities and towns under grant programs to fund certain school construction costs. As of June 30, 2001, the State's outstanding obligation was $1,277,000,000, and the Commissioner of Education estimated that future grant obligations might total $2,269,000,000.

The State's general obligation bonds are rated AA by Standard & Poor's and AA by Fitch. On February 21, 2001, Moody's upgraded its ratings of the State's general obligation bonds from Aa3 to Aa2.

The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the State's Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) an action on behalf of all persons with traumatic brain injury who have been placed in certain State hospitals, and other persons with acquired brain injury who are in the custody of the Department of Mental Health and Addiction Services, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; (ii) litigation involving claims by Indian tribes and alleged Indian tribes to portions of the State's land area; (iii) an action by certain students and municipalities claiming that the State's formula for financing public education violates the State's constitution and seeking a declaratory judgment and injunctive relief; (iv) an action seeking to represent a class of certain Medicaid recipients, claiming that the Commissioner of the Department of Social Services fails to provide them adequate access to dental services and to adequately compensate providers of such services, and seeking declaratory and injunctive relief plus attorneys' fees and costs; (v) actions by several hospitals claiming partial refunds of taxes imposed on hospital gross earnings to the extent such taxes related to tangible personal property transferred in the provision of services to patients; (vi) an action against the State and its Attorney General by importers and distributors of cigarettes previously sold by their manufacturers seeking damages and injunctive relief relating to business losses alleged to result from the 1998 Master Settlement Agreement entered into by most states in litigation against the major domestic tobacco companies and challenging certain related so-called Non Participating Manufacturer statutes; (vii) an action seeking to represent a class of juveniles, claiming that the policy of strip searching all juveniles arriving at State detention centers is unconstitutional, and seeking damages, declaratory and injunctive relief, attorneys' fees, and costs; (viii) an action seeking to represent a class of adults, challenging the policy or practice of strip searching all adult inmates arriving at correctional centers, whether or not there is a reasonable suspicion of the presence of weapons or contraband, and seeking damages, declaratory and injunctive relief, attorneys' fees, and costs; and (ix) an action alleging that the Department of Mental Retardation violates federal laws by maintaining a waiting list for Medicaid services of Medicaid-eligible persons and by placing persons in quasi-institutional settings without allowing them to choose more integrated community settings, and seeking mandatory injunctive relief, attorneys' fees, and costs.

As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. In 1998, the Superior Court ordered the State to show cause as to whether there had been compliance with the Supreme Court's ruling, and on March 3, 1999, it concluded that the State had complied but that the plaintiffs had not allowed the State sufficient time to take additional remedial steps. On December 28, 2000, the plaintiffs filed a motion seeking to have the Superior Court again monitor the State's compliance with the 1996 Supreme Court decision. A hearing has been scheduled for 2002. The fiscal impact of this matter might be significant but is not determinable at this time.

General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

Regional economic difficulties, reductions in revenues, and increases in expenses could lead to further fiscal problems for the State, its political subdivisions, and its or their authorities and agencies. Such problems could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

Investment Restrictions

The Fund has adopted the following fundamental investment restrictions. They may not be changed unless approved by a majority of the outstanding shares of the Fund. The term "majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:


1. Make portfolio investments other than as described under "Description of the Fund and its Investments and Risks". Any other form of federal tax-exempt investment must meet the Fund's high quality criteria, as determined by the Manager, and be consistent with the Fund's objectives and policies.


2. Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes. This includes the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

4. Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options. However, securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Description of the Fund and its Investments and Risks" herein.

5. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

6. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's net assets.

7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests. This shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.

8. Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Description of the Fund and its Investments and Risks" herein.

9. Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

10. Invest more than 25% of its assets in the securities of "issuers" in any single industry. The Fund may invest more than 25% of its assets in Participation Certificates and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-government user, then such non-government user will be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit will be considered a separate security and will be treated as an issue of such government, other entity or bank. Immediately after the acquisition of any securities subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 of the 1940 Act), with respect to 75% of the total assets of the Fund, not more than 10% of the Fund's assets may be invested in securities that are subject to a Guarantee or Demand Feature from the same institution. However, the Fund may only invest more than 10% of its assets in securities subject to a Guarantee or Demand Feature issued by a Non-Controlled Person (as such term is defined in Rule 2a-7 of the 1940
     Act).

11. Invest in securities of other investment companies. The Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

12. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with a permitted borrowing.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

III.  MANAGEMENT OF THE FUND


The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, has employed the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be partners, or officers of CDC IXIS Asset Management North America, L.P., the managing member of the Manager or its affiliates. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.

The Board has formed an Audit Committee that meets annually to review the Fund's financial statements with the independent accountants and to report on its findings to the Board. The members of the Committee are W. Giles Mellon, Robert Straniere and Yung Wong. The Committee met one time during the fiscal year ended January 31, 2002.

The Board has also formed a Nominating Committee comprised of W. Giles Mellon, Robert Straniere and Yung Wong to whose discretion the selection and nomination of directors who are not "interested persons," as defined in the 1940 Act, of the Fund, is committed. The Nominating Committee did not hold any meetings during the fiscal year ended January 31, 2002. This committee currently does not consider nominees recommended by shareholders.

The Directors and Officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each of the following pesons is 600 Fifth Avenue, New York, New York 10020.

Disinterested Directors:

Dr. W. Giles Mellon, 71 - Director of the Fund since 1985, is Professor of Business Administration in the Graduate School of Management, Rutgers University, with which he has been associated since 1966. His address is Rutgers University Graduate School of Management, 92 New Street, Newark, New Jersey 07102. Dr. Mellon is also a Director/Trustee of 10 other funds in the Reich & Tang Fund Complex.

Robert Straniere, 61 - Director of the Fund since 1985, has been a member of the New York State Assembly since 1981, owner of the Straniere Law Firm since 1980 and counsel at Fisher, Fisher & Berger since 1995. His address is 182 Rose Avenue, Staten Island, New York 10306. Mr. Straniere is also a Director/Trustee of 10 other funds in the Reich & Tang Fund Complex and a Director of WPG Funds Group.

Dr. Yung Wong, 63 - Director of the Fund since 1985, is the Managing Director of Abacus Associates, an investment firm, since 1996. His address is 29 Alden Road, Greenwich, Connecticut 06831. Dr. Wong is also a Director/Trustee of 10 other funds in the Reich & Tang Fund Complex.

Interested Director and Officers:

Steven W. Duff, 48 - President and Director of the Fund since 1994, has been President of the Mutual Funds Division of the Manager since 1994. Mr. Duff is also President and a Director/Trustee of 10 other funds in the Reich & Tang Fund Complex, Director of Pax World Money Market Fund, Inc., Executive Vice President of Delafield Fund, Inc. and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc. Mr. Duff may be deemed an "interested person" of the Fund, as defined in the 1940 Act, on the basis of his affiliation with the Manager.

Molly Flewharty, 51 - Vice President of the Fund since 1985, is Senior Vice President of the Mutual Funds Division of the Manager and has been associated with the Manager since 1977. Ms. Flewharty is also Vice President of 13 other funds in the Reich & Tang Fund Complex.

Lesley M. Jones, 53 - Vice President of the Fund since 1985, is Senior Vice President of the Mutual Funds Division of the Manager and has been associated with the Manager since 1973. Ms. Jones is also a Vice President of 9 other funds in the Reich & Tang Fund Complex.

Dana E. Messina, 45 - Vice President of the Fund since 1985, is Executive Vice President of the Mutual Funds Division of the Manager and has been associated with the Manager since 1980. Ms. Messina is also Vice President of 10 other funds in the Reich & Tang Fund Complex.

Richard DeSanctis, 45 - Treasurer of the Fund since 1993and Assistant Secretary of the Fund since 2001, is Executive Vice President, Chief Financial Officer and Treasurer of the Manager and has been associated with the Manager since 1990. Mr. DeSanctis is also Treasurer and Assistant Secretary of 12 other funds in the Reich & Tang Fund Complex, and is Vice President and Treasurer of Cortland Trust, Inc.

Rosanne Holtzer, 37 - Assistant Treasurer of the Fund since 1998 and Secretary of the Fund since 2001, is Senior Vice President of the Mutual Funds division of the Manager and has been associated with the Manager since 1986. Ms. Holtzer is also Assistant Treasurer and Secretary of 13 other funds in the Reich & Tang Fund Complex.


The following table shows the dollar range of Fund shares beneficially owned by each director as of December 31, 2001:
                                                                               Aggregate Dollar Range of Equity
                                                                           Securities in All Funds Overseen or to be
                                   Dollar Range of Equity Securities in        Overseen by Director or Nominee in
Name of Director                                 the fund                           Family of investment companies

Disinterested Directors:
W. Giles Mellon                                    None                                $10,001 - $50,000

Robert Straniere                                   None                                $10,001 - $50,000

Yung Wong                                          None                                  Over $100,000

Interested Director:
Steven W. Duff                                     None                                $10,001 - $50,000


The Fund paid an aggregate remuneration of $14,250 to its directors with respect to the period ended January 31, 2002, all of which consisted of directors' fees paid to the three disinterested directors, pursuant to the terms of the Investment Management Contract (see "Manager" herein.)

As of October 1, 2001, Directors of the Fund not affiliated with the Manager receive from the Fund an annual retainer of $2,000 and a fee of $250 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are affiliated with the Manager do not receive compensation from the Fund. (See "Compensation Table".)


                                                     Compensation Table

                                   Aggregate           Pension or Retirement       Estimated Annual       Total Compensation
     Name of Person,           Compensation From        Benefits Accrued as          Benefits Upon        From Fund and Fund
        Position                    the Fund           Part of Fund expenses          Retirement             Complex Paid to
                                                                                                              Directors*

Dr. W. Giles Mellon,               $4,750                      0                        0                  $57,625 (13 Funds)
Director

Robert Straniere,                  $4,750                      0                        0                  $57,625 (13 Funds)
Director

Dr. Yung Wong,                     $4,750                      0                        0                  $57,625 (13 Funds)
Director

* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending January 31, 2002. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same Fund complex as the Fund, because, among other things, they have a common investment adviser.

IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


On April 30, 2002 there were 70,801,625 Class A shares outstanding, 42,403,036 Class B shares outstanding and 77,576,265 J.P. Morgan Select shares outstanding. As of April 30, 2002, the amount of shares owned by all Officers and Directors of the Fund, as a group, was less than 1% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding shares as of April 30, 2002:

                                                                Nature of
Name and Address                      % of Class                Ownership
Class A Shares


Neuberger & Berman                      26.57%                   Record
As Agent for Customer
55 Water Street
New York,  NY  10041

Jonathan T. Dawson                      18.63%                   Beneficial
C/O Dawson Giammalva Capital
354 Pequot Avenue
Southport,  CT  06490-1345

Dawson Family Partnership L.P.          10.69%                   Beneficial
354 Pequot Avenue
Southport,  CT  06490-1345

ICCC                                    10.66%                   Record
One South Street - 18th Street
Baltimore,  MD  21202

BNY Clearing Services, LLC               8.79%                   Record
Attn:  Money Funds Dept.
111 East Kilbourn Avenue - Ste 300
Milwaukee,  WI  53202


Class B Shares


Roosevelt & Cross Investment Acct.      17.45%                   Record
20 Exchange Place
New York,  NY  10005

Jonathan Eilian                         11.95%                   Beneficial
7 Hill Road
Greenwich,  CT  06830-4024

Mr. Anthony B Evnin                      9.70%                   Beneficial
364 East Middle Patent Road
Greenwich,  CT  06831-2839

Milton Sender                            7.93%                   Record
C/O  Daymon Associates Inc.
700 Fairfield Avenue
Stamford,  CT  06902-7526

Patrick B. Flavin                        6.97%                   Beneficial
978 West Road
New Canaan,  CT  06840-2635

Robert Management, Inc.                  5.07%                   Record
Attn:  Robert E. Crabtree, Sr.
1317 Post Road East
Westport,  CT  06880-5506

J.P. Morgan Select Shares

IFTC/Vista Mutual Funds                   100%                   Record
210 West 10th Street
J.P. Morgan Service Center
Kansas City,  MO  64105


V.  INVESTMENT ADVISORY AND OTHER SERVICES


The investment manager for the Fund is Reich & Tang Asset Management, LLC, a Delaware limited liability company with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was as of April 30, 2002, investment manager, adviser, or sub-adviser with respect to assets aggregating in excess of $16 billion. In addition to the Fund, the Manager acts as investment manager or sub-adviser of seventeen other investment companies, of which it acts as administrator for thirteen. The Manager also advises pension trusts, profit-sharing trusts and endowments.

RTAMLLC is a registered investment adviser whose origins date back to 1970. CDC IXIS Asset Management North America, L.P. ("CDCIAMNA") is the managing member and owner of a 99.5% membership interest in Reich & Tang Asset Management, LLC, a limited liability company. CDC IXIS Asset Management Holdings, LLC, wholly-owned by CDCIAMNA, is the owner of the remaining 0.5% membership interest in Reich & Tang Asset Management, LLC. CDCIAMNA's general partner, CDC IXIS Asset Management US, LLC ("CDCIAMUS"), is a wholly-owned subsidiary of CDC IXIS Asset Management US Corporation ("CDCIAMUSC"). CDCIAMUSC is the sole limited partner of CDCIAMNA. CDCIAMUSC is a wholly-owned subsidiary of CDC IXIS Asset Management, a French company ("CDCIAM"). CDCIAM is majority-owned by CDC Finance-CDC IXIS and indirectly owned, through CDC Finance-CDC IXIS, Caisse Nationale des Caisses D'Epargne and EULIA, by Caisse des Depots et Consignations ("CDC"). CDC was created by French Government legislation and currently is supervised by the French Parliament.

The fifteen principal subsidiaries or affiliated asset management firms of CDCIANMA, collectively, have more than $134 billion in assets under management or administration as of March 31, 2002.

On January 24, 2002, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, most recently approved the continuance of the Investment Management Contract for a term extending to January 31, 2003. The contract may be continued in force for successive twelve-month periods beginning each February 1, provided that such continuance is specifically approved annually by a majority vote of the Fund's outstanding voting securities or by a majority of the Directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

In determining whether to approve the continuance of the Investment Management Contract, the Board considered information about the Manager, the performance of the Fund and certain additional factors described below that the Board deemed relevant. The following summary highlights the materials and factors that the Board considered, and the conclusions the Board reached, in approving the continuance of the Investment Management Contract.

The Manager:

The Board considered the scope and quality of services provided by the Manager and particularly the personnel responsible for providing services to the Fund. The Board also reviewed financial data on the Manager's profitability relating to its management of the Fund. The Board also focused on the Manager's reputation and long-standing relationship with the Fund. In addition, the Board discussed the Manager's performance track record as well as its effectiveness in monitoring the Fund to assure that the Fund has been in compliance with its investment policies and restrictions, including the requirements of Rule 2a-7 and other provisions of the 1940 Act and related securities regulations.

Performance and Expenses of the Fund:

The Board's analysis of the Fund's performance and expenses included discussion and review of the following materials: (i) performance data of the Fund and its peer group (Connecticut tax free money market funds of comparable size)(the "Peer Group"), (ii) data concerning the fees and expenses of the Fund compared to its Peer Group, and (iii) an expense summary of the Fund for fiscal year 2001 and projected expense summary for fiscal year 2002. In particular, the Board noted that the Class A shares of the Fund had performed slightly below the average in relation to the Peer Group but that the Class B shares performed above the average for the Peer Group. They also observed that both Class A and Class B shares of the Fund outperformed the Peer Group funds that did not invest in alternative minimum tax paper (noting that the Fund also does not invest in such paper).

Other Factors:

In addition to the above factors, the Board also discussed the compensation payable by the Fund to the Manager for administrative services and to affiliates of the Manager for other services including transfer agency and shareholder servicing. The Board also discussed the ability of the Manager to market the Fund through its distribution networks, including its customer service and administration system with banks and bank customers.

The portfolio manager for the Fund and representatives from the Manager were available to answer any questions the Board had concerning the management of the Fund and the services that the Manager provides to the Fund. They also provided the Board with an overview of the Fund's performance relative to the market in general and with respect to the Fund's Peer Group (as they typically provide during each quarterly meeting of the Board of Directors).

Conclusion:

The Board of Directors, including all of the disinterested Directors, concluded that the fees payable under the Investment Management Contract are fair and reasonable with respect to the services that the Manager provides and in light of the other factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Board was also assisted by the advice of independent counsel in making this determination.


Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.

The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.


Under the Investment Management Contract, the Manager receives from the Fund a fee (the "Management Fee") equal to .30% per annum of the Fund's average daily net assets. The fees are accrued daily and paid monthly. For the Fund's fiscal years ended January 31, 2002, 2001 and 2000, the fees paid to the Manager under the Investment Management Contract were $641,227, $657,504 and $520,876, respectively, none of which were voluntarily waived. The Fund's net assets at the close of business on January 31, 2002 totaled $174,129,568.

Pursuant to the Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by The Bank of New York, the Fund's accounting agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager receives from the Fund a fee (the "Administrative Services Fee") equal to .21% per annum of the Fund's average daily net assets. For the Funds' fiscal years ended January 31, 2002, 2001 and 2000, the Manager received a fee of $448,859, $460,253 and
$364,613, respectively.

The Manager at its discretion may waive its rights to any portion of the Management or the Administrative Services Fee and may use any portion of these fees for purposes of shareholder and administrative services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future.

Investment management fees and operating expenses which are attributable to all Classes of the Fund will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional shareholder services provided by Participating Organizations to Class A, and J.P. Morgan Select shareholders pursuant to the Distribution and Service Plans shall be compensated by the Fund's distributor from its own resources, which includes the shareholder servicing fee and past profits, and by the Manager from its own resources, which includes the Management Fee, Administrative Service Fee and past profits. Expenses incurred in the distribution of Class B shares and the servicing of Class B shares shall be paid by the Manager.

Distribution And Service Plans


The Fund's distributor is Reich & Tang Distributors, Inc. (the "Distributor"), a Delaware corporation with principal officers at 600 Fifth Avenue, New York, New York 10020. Pursuant to Rule 12b-1 under the 1940 Act, the SEC requires that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted distribution and service plans (the "Plans") and, pursuant to the Plans, the Fund has entered into Distribution Agreements and Shareholder Servicing Agreements (with respect to Class A and J.P. Morgan Select shares) with the Distributor, as distributor of the Fund's shares.

The Class A and J.P. Morgan Select shares will be offered to investors who desire certain additional shareholder services from Participating Organizations that are compensated by the Manager and Distributor for such services. For its services under the Shareholder Servicing Agreements, the Distributor receives from the Fund a fee equal to .20% per annum of the Fund's average daily net assets of the Class A and J.P. Morgan Select shares of the Fund (the "Shareholder Servicing Fee"). The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for purposes of distribution of the Fund's Class A and J.P. Morgan Select shares and for payments to Participating Organizations with respect to servicing their clients or customers who are Class A and J.P. Morgan Select shareholders of the Fund. The Class B shareholders will not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.

The following information applies only to the Class A shares of the Fund. For the Fund's fiscal year ended January 31, 2002, the Fund paid shareholder servicing fees of $158,247 to the Distributor. During the same period, the Manager and Distributor made payments under the Plan to or on behalf of Participating Organizations of $259,463. Of the total amount paid pursuant to the Plan, $0 was utilized for advertising, $0 for compensation to underwriters, $259,463 for compensation to broker-dealers, $5,690 was utilized for compensation to sales personnel, $603 on travel & entertainment for sales personnel, $2,617 on Prospectus printing to other than current shareholders, $0 for interest and other financing charges and $81 on miscellaneous expenses. For the fiscal year ended January 31, 2002, the total amount spent pursuant to the Plan for Class A shares was 0.44% of the average daily net assets of the Fund, of which .20% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing 0.24% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources including the Management Fee and Administrative Services Fee.

The following information applies only to the Class B shares of the Fund. For the Fund's fiscal year ended January 31, 2002, the Fund did not pay any distribution or servicing fees to the Distributor. During the same period, the Manager made payments under the Plan to or on behalf of Participating Organizations of $35,787. Of the total amount paid pursuant to the Plan, $0 was utilized for advertising, $0 for compensation to underwriters, $35,787 for compensation to broker-dealers, $5,690 was utilized for compensation to sales personnel, $603 on travel & entertainment for sales personnel, $2,617 on Prospectus printing to other than current shareholders, $0 for interest and other financing charges and $81 on miscellaneous expenses. For the fiscal year ended January 31, 2002, the total amount spent pursuant to the Plan for Class B shares was 0.15% of the average daily net assets of the Fund. These payments represents distribution and servicing expenses funded by the Manager from its own resources including the Management Fee and Administrative Services Fee (which may be deemed an indirect payment by the Fund).

The following information applies only to the J.P. Morgan Select Class of shares of the Fund. For the fiscal year ended January 31, 2002, the Fund paid shareholder servicing fees of $147,570 to the Distributor. During the same period, the Manager and Distributor made payments under the Plan to or on behalf of Participating Organizations of $295,232. Of the total amount paid pursuant to the Plan, $0 was utilized for advertising, $0 for compensation to underwriters, $295,232 for compensation to brokers-dealers, $0 was utilized for compensation to sales personnel, $0 on travel & entertainment for sales personnel, $24,280 on Prospectus printing and $0 on miscellaneous expenses. For the fiscal year ended January 31, 2002, the total amount spent pursuant to the Plan for J.P. Morgan Select Class of shares was 0.43% of the average daily net assets of the Fund, of which .20% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing 0.23% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources, including the Management Fee and Administrative Services Fee.


Under the Distribution Agreements, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.


The Plans and the Shareholder Servicing Agreements provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing

Agreements with respect to the Class A and J.P. Morgan Select shares or the Participating Organization agreement, as the case may be, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plans provides that the Manager may make payments from time to time from its own resources, which may include the Management Fee, Administrative Services Fee and past profits for the following purposes: (i) to pay the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Class A and J.P. Morgan Select shares of the Fund, (ii) to compensate certain Participating Organizations for providing assistance in distributing the Fund's shares, and
(iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Manager, at its expense, also may from time to time provide additional promotional incentives to Participating Organization who sell Fund shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee and past profits for the purpose enumerated in (i) above. The Distributor determines the amount of such payments made pursuant to the Plans, provided that such payments will not increase the amount which the Fund is required to pay to the Manager or the Distributor for any fiscal year under the Investment Management Contract, Administrative Service Agreement or the Shareholder Servicing Agreements in effect for that year.

In accordance with the Rule, the Plans provide that all written agreements relating to the Plans entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plans require the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plans and identifying the distribution activities for which those expenditures were made.

The Plans were most recently approved on January 24, 2002 to continue in effect until January 31, 2003. Thereafter, they may continue in effect for successive annual periods commencing February 1, provided they are approved by the Class A and J.P. Morgan Select shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans or in the agreements related to the Plans. The Plans further provide that they may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plans without Class A and J.P. Morgan Select shareholder approval, and that other material amendments must be approved by the Directors in the manner described in the preceding sentence. The Plans may be terminated at any time by a vote of a majority of the disinterested Directors of the Fund or the Fund's Class A and J.P. Morgan Select shareholders.


Custodian And Transfer Agent


The Bank of New York, 100 Church Street, New York, NY 10286, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc., an affiliate of the Fund's Manager, located at 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the shares of the Fund.. DST Systems, Inc., 127 West 10th Street, Kansas City, Missouri 64105 is transfer agent and dividend disbursing agent for the J.P. Morgan Select shares of the Fund. The custodian and transfer agents do not assist in, and are not responsible for, investment decisions involving assets of the Fund.


Counsel and Independent Accountants


Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022.


Matters in connection with Connecticut law are passed upon by Day, Berry and Howard LLP, City Place I, 185 Asylum Street, Hartford, Connecticut 06103.

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent certified public accountants, have been selected as independent accountants for the Fund.

VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund purchases Participation Certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is not of a fee charged by the issuing institution for servicing the underlying obligation and issuing the Participation Certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund are made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

VII.  CAPITAL STOCK AND OTHER SECURITIES


The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the shares into separate series of stock, one for each of the portfolios that may be created. Each share of any series of shares when issued has equal dividend, distribution and liquidation rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the unaffected series. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. The Fund is subdivided into four classes of common stock: Class A, Class B and J.P. Morgan Select Class. Each share, regardless of class, represents an interest in the same portfolio of investments and has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except: (i) the Class A, Class B and J.P. Morgan Select Class shares have different class designations, (ii) only the Class A and J.P. Morgan Select shares are assessed a service fee pursuant to the Plans of the Fund of .20% of each Class' shares' average daily net assets, (iii) only the holders of the Class A and J.P. Morgan Select shares are entitled to vote on matters pertaining to the Plans and any related agreements in accordance with provisions of Rule 12b-1, and (iv) the exchange privilege permits stockholders to exchange their shares only for shares of the same class of an investment company that participates on an exchange privilege program with the Fund. Payments that are made under the Plans will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.


The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so. In that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor, the Fund will not issue certificates evidencing Fund shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual or special meetings only (i) for the election (or re-election) of directors,
(ii) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (iii) for approval of the Fund's distribution agreement with respect to a particular class or series of stock, and (iv) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940

Act, including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until his successor is elected or qualified or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

VIII.  PURCHASE, REDEMPTION AND PRICING OF SHARES

The material relating to the purchase, redemption and pricing of shares for each Class of shares is located in the Shareholder Information section of each Prospectus and is hereby incorporated by reference.

Net Asset Value


The Fund does not determine net asset value per share on any day in which the New York Stock Exchange is closed for trading. Those days include: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value.

The net asset value of the Fund's shares is determined as of 12 noon, Eastern time, on each Fund Business Day. The Fund's net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.


The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.


The Fund's Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Manager determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities. (See "Description of the Fund and Its Investments and Risks" herein.)


IX.  TAXATION OF THE FUND

Federal Income Taxes


The Fund has elected and intends to qualify under the Code and under Connecticut law as a regulated investment company that distributes exempt-interest dividends. It intends to continue to qualify as long as qualification is in the best interests of its shareholders, because qualification relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

The Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its net tax-exempt interest income. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest on obligations, the interest on which is exempt from regular federal income tax, and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.

Exempt-interest dividends are excludable from gross income by the Fund's shareholders under the Code although the amount of that interest must be disclosed on the shareholders' federal income tax returns. A shareholder should consult his or her tax advisor with respect to whether exempt-interest dividends retain the exclusion under the Code if such shareholder would be treated as a substantial user or related person with respect to some or all of the "private activity bonds", if any, held by the Fund. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. Interest on indebtedness incurred or continued to purchase or carry tax-exempt securities, such as shares of the Fund, is not deductible. Therefore, among other consequences, a certain portion of interest on margin indebtedness may not be deductible during the period an investor holds shares of the Fund. Interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security and Railroad Retirement benefits includable in gross income. Taxpayers other than corporations are required to include as an item of tax preference for purposes of the federal alternative minimum tax all tax-exempt interest on private activity bonds (generally, a bond issue in which more than 10% of the proceeds are used in a non-governmental trade or business) (other than qualified
Section 501(c)(3) bonds) issued after August 7, 1986 less any deductions (not allowable in computing federal income tax) which would have been allowable if such interest were includable in gross income. Thus, this provision will apply to any exempt-interest dividends from the Fund's assets attributable to any private activity bonds acquired by the Fund less every deduction attributable to such income. Corporations are required to increase their alternative minimum taxable income by 75% of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds its alternative minimum taxable income (determined without this provision). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to a tax on tax-exempt interest.

Although not intended, it is possible that the Fund may realize market discount income, short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize market discount income, short-term or long-term capital gains upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Accrued market discount income and short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of net realized long-term capital gain from sales of assets with a holding period of more than twelve months over net realized short-term capital loss) will be distributed annually to the Fund's shareholders. The Fund will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Fund shares. However, Fund shareholders who at the time of such a net capital gain distribution have not held their Fund shares for more than six months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of such net capital gain distribution. Distributions of net capital gain will be designated as a capital gain dividend in a written notice mailed to the Fund's shareholders not later than 60 days after the close of the Fund's taxable year. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, long-term capital gains are taxable at a maximum rate of 20% to non-corporate shareholders rather than the regular maximum tax rate of 38.6%. Corresponding maximum rate and holding period rules apply with respect to capital gains realized by a holder on the disposition of shares.

The Fund intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments exclusive of the excess of net long-term capital gain over net short-term capital loss) for each taxable year. These distributions will be taxable to shareholders as ordinary income. The Fund will be subject to federal income tax on any undistributed investment company taxable income. The Fund also intends to distribute at least 90% of its net tax-exempt income for each taxable year. Expenses paid or incurred by the Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses). If the Fund does not distribute during the calendar year at least 98% of its ordinary income determined on a calendar year basis and 98% of its capital gain net income (generally determined on an October year end), the Fund will be subject to a 4% excise tax on the excess of such amounts over the amounts actually distributed.

If a shareholder (other than a corporation) fails to provide the Fund with a current taxpayer identification number, the Fund is generally required to withhold 30% of taxable interest or dividend payments and also distributions of proceeds from the redemption of shares of the Fund as backup withholding. This rate of backup withholding is scheduled to decrease to 28% gradually over the next several years under recent legislation. Backup withholding is not an additional tax and any amounts withheld may be credited to a shareholder's ultimate federal income tax liability.

Dividends and distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund.

With respect to the variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular federal income taxes to the Fund and its shareholders to the same extent as interest on the underlying municipal obligations.

The Code provides that interest on indebtedness incurred or continued to purchase or carry tax-exempt bonds is not deductible by most taxpayers. Therefore, a certain portion of interest on debt incurred or continued to purchase or carry securities may not be deductible during the period an investor holds shares of the Fund.

The U.S. Supreme Court held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the federal government to regulate and control bonds such as the Municipal Obligations and to tax the interest earned on such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Fund to pay exempt-interest dividends would be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

The exemption from federal income tax of exempt-interest dividends does not necessarily result in an exemption under the tax laws of any state or local taxing authority. Shareholders are advised to consult with their tax advisors concerning the application of state and local taxes to investments in the Fund, which may differ from the federal income tax consequences described above.


Connecticut Income Taxes

The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. With respect to "exempt-interest dividends" that are paid by the Fund, in the opinion of Day, Berry & Howard LLP, special Connecticut tax counsel to the Fund, exempt-interest dividends correctly designated as derived from Connecticut Municipal Obligations or Territorial Municipal Obligations received by the Fund are not subject to the Connecticut Personal Income Tax, imposed on the Connecticut taxable income of individuals, trusts and estates.


Exempt-interest dividends that are not derived from Connecticut Municipal Obligations or Territorial Municipal Obligations and any other dividends of the Fund (including, if any, capital gain dividends) are includible in the tax base for the Connecticut Personal Income Tax except that, in the case of taxpayers holding shares of the Fund as capital assets, amounts treated as capital gain dividends for federal income tax purposes that are derived from Connecticut Municipal Obligations are not subject to the tax.

Exempt-interest dividends, except those derived from Connecticut Municipal Obligations or Territorial Municipal Obligations, are subject to the net Connecticut minimum tax imposed on persons subject to the Connecticut Personal Income Tax who are required to pay the federal alternative minimum tax. No exempt-interest dividends derived from Connecticut Municipal Obligations are exempt from the Connecticut Corporation Business Tax payable by companies taxed as corporations.


Shareholders are urged to consult their tax advisors with respect to the treatment of distributions from the Fund in their own states and localities.

X.  UNDERWRITERS

The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a charge for either purchases or redemptions. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, solicits orders for the purchase of the Fund's shares, provided that any subscriptions and orders are not binding on the Fund until accepted by the Fund as principal.


The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act (the "Act"), repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The Act grants banks authority to conduct certain authorized activity through financial subsidiaries. In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plans to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution will result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.


XI.  CALCULATION OF PERFORMANCE DATA

The Fund calculates a seven-day yield quotation using a standard method prescribed by the rules of the SEC. Under that method, the Fund's yield figure, which is based on a chosen seven-day period, is computed as follows: the Fund's return for the seven-day period is obtained by dividing the net change in the value of a hypothetical account having a balance of one share at the beginning of the period by the value of such account at the beginning of the period (expected to always be $1.00). This is multiplied by (365/7) with the resulting annualized figure carried to the nearest hundredth of one percent. For purposes of the foregoing computation, the determination of the net change in account value during the seven-day period reflects (i) dividends declared on the original share and on any additional shares, including the value of any additional shares purchased with dividends paid on the original share, and (ii) fees charged to all shareholder accounts. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's portfolio securities are not included in the computation. Therefore, annualized yields may be different from effective yields quoted for the same period.

The Fund's "effective yield" for each Class is obtained by adjusting its "current yield" to give effect to the compounding nature of the Fund's portfolio, as follows: the unannualized base period return is compounded and brought out to the nearest one hundredth of one percent by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = [(base period return +
1)365/7] - 1.

Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day. The Fund's yield for any given period is not an indication, or representation by the Fund, of future yields or rates of return on the Fund's shares, and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time. Investors who purchase the Fund's shares directly may realize a higher yield than Participant Investors because they will not be subject to any fees or charges that may be imposed by Participating Organizations.

The Fund may from time to time advertise its tax equivalent current yield. The tax equivalent yield for each Class is computed based upon a 30-day (or one month) period ended on the date of the most recent balance sheet included in this Statement of Additional Information. It is computed by dividing that portion of the yield of the Fund (as computed pursuant to the formulae previously discussed) which is tax exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt. The tax equivalent yield for the Fund may also fluctuate daily and does not provide a basis for determining future yields.

The Fund may from time to time advertise a tax equivalent effective yield table which shows the yield that an investor needs to receive from a taxable investment in order to equal a tax-free yield from the Fund. This is calculated by dividing that portion of the Fund's effective yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's effective yield that is not tax-exempt. See "Taxable Equivalent Yield Table" herein.


The Fund's Class A shares' yield for the seven day period ended January 31, 2002 was 0.71%, which is equivalent to an effective yield of 0.72%.

The Fund's Class B shares' yield for the seven day period ended January 31, 2002 was 0.94%, which is equivalent to an effective yield of 0.95%.

The Fund's J.P. Morgan Select shares' yield for the seven day period ended January 31, 2002 was 0.71%, which is equivalent to an effective yield of 0.72%.

XII.  FINANCIAL STATEMENTS


The audited financial statements for the Fund for the fiscal year ended January 31, 2002 and the report therein of PricewaterhouseCoopers LLP are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.

Description of Ratings*

Description of Moody's Investors Service, Inc.'s Two Highest Municipal Bond
Ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Con. ( c ) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (i) earnings of projects under construction, (ii) earnings of projects unseasoned in operating experience, (iii) rentals which begin when facilities are completed, or (iv) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Moody's Investors Service, Inc.'s Two Highest Ratings of State and Municipal Notes and Other Short-Term Loans:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

MIG-1: Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2: Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

Description of Standard & Poor's Rating Services Two Highest Debt Ratings:

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

Plus ( + ) or Minus ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Standard & Poor's does not provide ratings for state and municipal notes.

Description of Standard & Poor's Rating Services Two Highest Commercial Paper
Ratings:

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Description of Moody's Investors Service, Inc.'s Two Highest Commercial Paper
Ratings:

Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.


*  As described by the rating agencies.


                        CORPORATE EQUIVALENT YIELD TABLE
             (Based on Tax Rates Effective until December 31, 2002)

------------------------------------------------------------------------------------------------------------------------------------
                                  1. If Your Taxable Income Bracket Is . . .
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
Corporate             $0-      $50,001-     $75,001-      $100,001-        $335,001-    $10,000,001-    $15,000,001-     $18,333,334
Return            50,000        75,000      100,000        335,000        10,000,000     15,000,000      18,333,333        and over
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
------------------------------------------------------------------------------------------------------------------------------------
                            2. Then Your Combined Income Tax Bracket Is . . .
------------------------------------------------------------------------------------------------------------------------------------
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
Federal
Tax Rate            15.00%       25.00%       34.00%         39.00%         34.00%          35.00%          38.00%           35.00%
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
State
Tax Rate            7.50%        7.50%        7.50%          7.50%           7.50%          7.50%            7.50%           7.50%
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
Combined
Marginal
Tax Rate            21.38%       30.63%       38.95%         43.58%         38.95%          39.88%          42.65%           39.88%
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
------------------------------------------------------------------------------------------------------------------------------------
          3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
------------------------------------------------------------------------------------------------------------------------------------
--------------- --------------------------------------------------------------------------------------------------------------------
Tax Exempt                                 Equivalent Taxable Investment Yield
Yield                                      Required to Match Tax Exempt Yield
--------------- --------------------------------------------------------------------------------------------------------------------
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------

    1.00%           1.27%        1.44%        1.64%          1.77%           1.64%          1.66%            1.74%           1.66%
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
    1.50%           1.91%        2.16%        2.46%          2.66%           2.46%          2.49%            2.62%           2.49%

--------------- --------------------------------------------------------------------------------------------------------------------
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
    2.00%           2.54%        2.88%        3.28%          3.54%           3.28%          3.33%            3.49%           3.33%
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
    2.50%           3.18%        3.60%        4.10%          4.43%           4.10%          4.16%            4.36%           4.16%
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
    3.00%           3.82%        4.32%        4.91%          5.32%           4.91%          4.99%            5.23%           4.99%
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
    3.50%           4.45%        5.05%        5.73%          6.20%           5.73%          5.82%            6.10%           5.82%
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
    4.00%           5.09%        5.77%        6.55%          7.09%           6.55%          6.65%            6.97%           6.65%
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
    4.50%           5.72%        6.49%        7.37%          7.98%           7.37%          7.48%            7.85%           7.48%
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
    5.00%           6.36%        7.21%        8.19%          8.86%           8.19%          8.32%            8.72%           8.32%
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
    5.50%           7.00%        7.93%        9.01%          9.75%           9.01%          9.15%            9.59%           9.15%
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
    6.00%           7.63%        8.65%        9.83%          10.63%          9.83%          9.98%           10.46%           9.98%
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------
--------------- ------------- ----------- ------------- --------------- -------------- --------------- ---------------- ------------

To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.

                           PART C - OTHER INFORMATION

ITEM 23           Exhibits.


*   (a)   Amended Articles of Incorporation of the Registrant, filed with the
          Maryland State Department of Assessments and Taxation on October 11, 1990.
* (a.1) Articles of Amendment of the Registrant, filed with the Maryland State Department of Assessments and Taxation on January 12, 1994.

**  (a.2) Articles Supplementary of the Registrant, filed with the Maryland
          State Department of Assessments and Taxation on April 18, 2000.

**  (b)   Amended and Restated By-laws of the Registrant.

*   (c)   Form of certificate for shares of Common Stock, par value $.001 per share, of the Registrant.

*** (d) Investment Management Contract, dated as of October 30, 2000, between the Registrant and Reich & Tang Asset Management, LLC (formerly known as Reich & Tang Asset Management, L.P.).

*** (e) Distribution Agreement, dated as of October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc.

*** (e.1) Distribution Agreement for J.P. Morgan Select Class of shares
          (formerly Chase Vista Select Class), dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc.

    (f)   Not applicable.

**  (g)   Custody Agreement between the Registrant and The Bank of New York.

*** (h) Administrative Services Contract, dated as of October 30, 2000 between the Registrant and Reich & Tang Asset Management, LLC (formerly known as Reich & Tang Asset Management, L.P.).

****(h.1) Transfer Agency Agreement and Addendum to the Transfer Agency
          Agreement between the Registrant and Reich & Tang Distributors, Inc.

**  (h.2) Fund Accounting Agreement between the Registrant and The Bank of New
          York.
**  (h.3) Cash Management Agreement and Related Services Agreement between the
          Registrant and The Bank of New York.

*   (i)   Opinion of Battle Fowler LLP, as to the legality of the securities being registered.

    (i.1) Consent of Paul, Hastings, Janofsky & Walker LLP to the use of their name in the Prospectus.

----------------------------
* Filed with Post Effective Amendment No. 10 to said Registration Statement on February 26, 1999, and incorporated by reference herein.

** Filed with Post-Effective Amendment No. 15 to said Registration Statement on January 30, 2002, and incorporated by reference herein.

*** Filed with Post Effective Amendment No. 13 to said Registration Statement on February 28, 2001, and incorporated by reference herein.

**** Filed with Post Effective Amendment No. 11 to said Registration Statement on July 9, 1999, and incorporated by reference herein.

* (i.2) Opinion of Sills Cummis Radin Tischman Epstein & Gross, P.A., as to New Jersey law, including their consent to the filing thereof and to the use of their name under the heading "New Jersey Income Taxes" in the Prospectus.

    (j)   Consent of Independent Accountants.

    (k) Audited Financial Statements for the fiscal year ended January 31, 2002 (incorporated by reference to the Annual Report on Form N-30D, filed on March 27, 2002).

*   (l)   Written assurance of Reich & Tang, Inc. that its purchase of shares of the Registrant was for investment purposes without any present intention of redeeming or reselling.

**  (m)   Form of Distribution and Service Plan pursuant to Rule 12b-1 under the
          Investment Company Act of 1940.

*** (m.1) Form of Distribution and Service Plan pursuant to Rule 12b-1 under the
          Investment Company Act of 1940 for J.P. Morgan Select Class of shares (formerly Chase Vista Select Class).

****(m.2) Distribution Agreement, dated as of October 30, 2000,  between the
          Registrant and Reich & Tang Distributors, Inc.

****(m.3) Distribution Agreement for the J.P. Morgan Select Class of shares
          (formerly Chase Vista Select Class) dated as of October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc.

**** (m.4 Shareholder Servicing Agreement, dated as of October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc.

**** (m.5)Shareholder Servicing Agreement for the J.P. Morgan Select Class of shares (formerly Chase Vista Select Class) dated as of October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc.

     (n)  Amendment No. 7 to Rule 18f-3 Multi-Class Plan.

     (o)  Reserved

     (p) There are no Codes of Ethics applicable to the Registrant since the Registrant is a money market fund.

     (q)  Powers of Attorney.

----------------------------

* Filed with Post Effective Amendment No. 10 to said Registration Statement on February 26, 1999, and incorporated herein by reference

** Filed with Post Effective Amendment No. 8 to said Registration Statement on February 27, 1998, and incorporated herein by reference.

*** Filed with Post Effective Amendment No. 11 to said Registration Statement on July 9, 1999, and incorporated by reference herein.

**** Filed with Post Effective Amendment No. 13 to said Registration Statement on February 28, 2001, and incorporated herein by reference.

Item 24. Persons Controlled by or Under Common Control with Registrant.
         None.

Item 25. Indemnification.

In accordance with Section 2-418 of the General Corporation Law of the State of Maryland, Article EIGHTH of the Registrant's Articles of Incorporation, as amended, provide as follows:

NINTH: Subject to the requirements of the Investment Company Act of 1940 and rules promulgated thereunder, as from time to time amended, to the maximum extent permitted by the General Corporation Law of the State of Maryland as from time to time amended, the Corporation shall indemnify its currently acting and its former directors and officers and those persons who, at the request of the Corporation, serve or have served another corporation, partnership, joint venture, trust or other enterprise in one or more of such capacities.


Pursuant to Section 7 of the Distribution Agreements, the Registrant has agreed to indemnify, defend and hold harmless the Distributor and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act against any and all claims, liabilities and expenses which the Distributor or any such controlling person may incur, under the 1933 Act or the 1940 Act or otherwise, based upon any alleged omission to state a material fact contained in the Registration Statement or Prospectus or based upon any alleged omission to state a material fact required to be stated in either of them or necessary to make the statements in either of them not misleading. However, the Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of willful misfeasance, bad faith, gross negligence, and reckless disregard of the obligations and duties under the Distribution Agreements.


Pursuant to Section 8 of the Distributor Agreements, the Distributor has agreed to indemnify the Registrant and its officers and directors against any and all claims, demands, liabilities, and expenses which the Registrant or its officers or directors may incur under the 1933 Act or under common law or otherwise, to the extent such liability arises out of or is based upon any alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to the Registrant for use in the Registration Statement or Prospectus as in effect from time to time, or shall arise out of or be based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement or Prospectus or necessary to make such information not misleading.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities & Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter as been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.

         The description of Reich & Tang Asset Management, LLC ("RTAMLLC") under the caption "Management, Organization and Capital Structure" in the Prospectus and "Investment Advisory and Other Services" and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement are incorporated herein by reference.


         RTAMLLC is a limited liability company that is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDCIAMNA"). CDCIAMNA is the managing member of and owner of a 99.5% membership interest in RTAMLLC. CDC IXIS Asset Management Holdings, LLC, wholly-owned by CDCIAMNA, is the owner of the remaining 0.5% interest in RTAMLLC.

         Peter S. Voss is a Manager of RTAMLLC. Mr. Voss was a Director of Reich & Tang Asset Management, Inc. from July 1994 and President from August 1994 to March 2001. Reich & Tang Asset Management, Inc. was the general partner of Reich & Tang Asset Management, L.P. (the predecessor of RTAMLLC). He also is President and Chief Executive Officer of CDCIAMNA; a Director and the President and Chief Executive Officer of CDC IXIS Asset Management US, LLC ("CDCIAMUS"), the general partner of CDCIAMNA; and a Director and the President and Chief Executive Officer of CDC IXIS Asset Management US Corporation ("CDCIAMUSC"), the majority interest holder in CDCIAMNA and the sole interest holder in CDCIAMUS. Mr. Voss was President and Chief Executive Officer of Nvest Corporation and its general partner, Nvest, L.P., and Nvest, L.P.'s predecessor from October 1992 to October 2000. He is also Chairman of the Board of Directors of CDCIAMNA's subsidiaries other than Loomis, Sayles & Company, L.P. where he serves as a Director, and Chairman of the Board of Trustees of all of the mutual funds in the TNE Fund Group and the Zenith Funds. CDCIAMNA, CDCIAMUS, and CDCIAMUSC are located at 399 Boylston Street, Boston, MA 02116.

         G. Neal Ryland is a Manager of RTAMLLC. Mr. Ryland was a Director of Reich & Tang Asset Management, Inc. from July 1994 until March 2001. He is also Executive Vice President and Chief Financial Officer of CDCIAMNA and CDCIAMUSC. Mr. Ryland was Executive Vice President, Treasurer and Chief Financial Officer of Nvest Corporation and Nvest, L.P. from July 1993 to December 1996, and Executive Vice President and Chief Financial Officer of those two companies from December 1996 to October 2000.

         Beverly M. Beardon is a Manager of RTAMLLC. She is also Senior Vice President, Human Resources, of CDCIAMNA since 1993. Ms. Beardon was Second Vice President of the New England (NE Mutual Insurance Company) from March 1983 to September 1993.

         Steven W. Duff is a Manager and President of RTAMLLC and is President and Chief Executive Officer of the Mutual Funds division. Mr. Duff has been associated with RTAMLLC and its predecessors since August 1994. Mr. Duff is President and a Director/Trustee of 11 funds in the Reich & Tang Fund Complex, Director of Pax World Money Market Fund, Inc., Executive Vice President of Delafield Fund, Inc. and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

         Lorraine C. Hysler is Executive Vice President and Secretary of RTAMLLC. Ms. Hysler has been associated with RTAMLLC and its predecessors since 1977.

         Richard E. Smith, III is a Manager of RTAMLLC and is President and Chief Operating Officer of the Capital Management division. Mr. Smith has been associated with RTAMLLC and its predecessors since July 1994.

         Richard DeSanctis is Executive Vice President, Chief Financial Officer and Treasurer of RTAMLLC. Mr. DeSanctis has been associated with RTAMLLC and its predecessors since December 1990. Mr. DeSanctis is also Treasurer and Assistant Secretary of 13 funds in the Reich & Tang Fund Complex and Vice President and Treasurer of Cortland Trust, Inc. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

         Rosanne Holtzer is Senior Vice President of the Mutual Funds division of RTAMLLC. Ms. Holtzer has been associated with RTAMLLC and its predecessors since June 1986 and is also Secretary and Assistant Treasurer of 14 funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020.


Item 27.          Principal Underwriters.


     (a) Reich & Tang Distributors, Inc., the Registrant's distributor, is also distributor for California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Georgia Daily Municipal Income Fund, Inc., Institutional Daily Income Fund, New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pax World Money Market Fund, Inc., Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc.

     (b) The following are the directors and officers of Reich & Tang Distributors, Inc. The principal business address of Messrs. Voss and Ryland is 399 Boylston Street, Boston, Massachusetts 02116. For all other persons the principal address is 600 Fifth Avenue, New York, New York 10020.


                        Positions and Office             Positions and Offices
     Name               With the Distributor             With Registrant
     ----               --------------------------       --------------------
Peter S. Voss           Director                          None
G. Neal Ryland          Director                          None
Richard E. Smith III    President, Director
                        And Chief Compliance Officer      None
Robert Cappolla         Executive Vice President          None
Steven W. Duff          Director                          President and Director
Lorraine C. Hysler      Secretary                         None

Richard DeSanctis       Executive Vice President, Chief   Treasury and
                        Financial Officer and Treasurer   Assistant Secretary

Rosanne Holtzer         Vice President                    Secretary and
                                                          Assistant Treasurer

Richard I. Weiner       Vice President                    None

(c)      Not applicable.

Item 28. Location of Accounts and Records.



               Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of the Registrant at 600 Fifth Avenue, New York, New York 10020, the Registrant's manager, at The Bank of New York, 100 Church Street, New York, New York 10286, the Registrant's custodian and at Reich and Tang Services, Inc. 600 Fifth Avenue, New York, New York 10020, the Registrant's transfer agent and dividend disbursing agent.



Item 29. Management Services.
         Not applicable.

Item 30. Undertakings.
         Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on May 31, 2002.


                                   NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.


                                   By: /s/Steven W. Duff
                                   ---------------------------------------------
                                    Steven W. Duff
                                    President


         SIGNATURE                                  CAPACITY                           DATE
         ---------                                  --------                           ----
(1)      Principal Executive Officer
     /s/ Steven W. Duff
         Steven W. Duff                             President and Director            May 31, 2002

(2)      Principal Financial and
         Accounting Officer
     /s/ Richard De Sanctis
         Richard De Sanctis                         Treasurer                         May 31, 2002

(3)      Majority of Directors
         Steven W. Duff*
         W. Giles Mellon*                           (Director)
         Robert Straniere*                          (Director)
         Yung Wong*                                 (Director)


By:  /s/ Rosanne Holtzer
   -----------------------------
         Rosanne Holtzer
         Attorney-in-Fact*                                                            May 31, 2002


                                  EXHIBIT INDEX



    (i.1) Consent of Paul, Hastings, Janofsky & Walker LLP to the use of their name in the Prospectuses.

    (j)   Consent of Independent Auditors.

    (n)     Amendment No. 7 to Rule 18f-3 Multi-Class Plan.

    (q)     Powers of Attorney.